EXHIBIT 4.5

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4

                                     Issuer

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION

                                Indenture Trustee

                                    INDENTURE

                          Dated as of December 14, 2001

                   ------------------------------------------

                     C-BASS MORTGAGE LOAN ASSET-BACKED NOTES

                                  -------------

                                                 TABLE OF CONTENTS
                                                 -----------------

         Section                                                                                               Page
         -------                                                                                               ----
                                                     ARTICLE I

                                                    Definitions
         Section 1.01 DEFINITIONS.................................................................................2
         Section 1.02 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT...........................................2
         Section 1.03 RULES OF CONSTRUCTION.......................................................................2

                                                    ARTICLE II
                                            Original Issuance of Notes
         Section 2.01 FORM........................................................................................4
         Section 2.02 EXECUTION, AUTHENTICATION AND DELIVERY......................................................4
         Section 2.03 ACCEPTANCE OF MORTGAGE LOANS BY INDENTURE TRUSTEE...........................................5
         Section 2.04 ACCEPTANCE BY INDENTURE TRUSTEE.............................................................7

                                                    ARTICLE III

                                                     Covenants
         Section 3.01 COLLECTION OF PAYMENTS WITH RESPECT TO THE MORTGAGE LOANS..................................10
         Section 3.02 MAINTENANCE OF OFFICE OR AGENCY............................................................10
         Section 3.03 MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT.......................................10
         Section 3.04 EXISTENCE..................................................................................11
         Section 3.05 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST......................................11
         Section 3.06 ALLOCATION OF REALIZED LOSSES..............................................................20
         Section 3.07 EXCESS RESERVE FUND ACCOUNT................................................................21
         Section 3.08 PROTECTION OF TRUST ESTATE.................................................................22
         Section 3.09 OPINIONS AS TO TRUST ESTATE................................................................22
         Section 3.10 PERFORMANCE OF OBLIGATIONS; SERVICING AGREEMENT............................................23
         Section 3.11 NEGATIVE COVENANTS.........................................................................23
         Section 3.12 ANNUAL STATEMENT AS TO COMPLIANCE..........................................................24
         Section 3.13 RESERVED...................................................................................25
         Section 3.14 REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOANS...............................25
         Section 3.15 AMENDMENTS TO SERVICING AGREEMENT..........................................................25
         Section 3.16 SERVICER AS AGENT AND BAILEE OF THE INDENTURE TRUSTEE......................................25
         Section 3.17 INVESTMENT COMPANY ACT.....................................................................25
         Section 3.18 RESERVED...................................................................................25
         Section 3.19 SUCCESSOR OR TRANSFEREE....................................................................25
         Section 3.20 NO OTHER BUSINESS..........................................................................26
         Section 3.21 NO BORROWING...............................................................................26
         Section 3.22 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES..........................................26
         Section 3.23 CAPITAL EXPENDITURES.......................................................................26
         Section 3.24 RESERVED...................................................................................26


                                        i

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         Section 3.25 RESTRICTED PAYMENTS........................................................................26
         Section 3.26 NOTICE OF EVENTS OF DEFAULT................................................................26
         Section 3.27 FURTHER INSTRUMENTS AND ACTS...............................................................27
         Section 3.28 STATEMENTS TO NOTEHOLDERS..................................................................27

                                                    ARTICLE IV

                                The Notes; Satisfaction and Discharge of Indenture
         Section 4.01 THE NOTES..................................................................................29
         Section 4.02 REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE
                      OF NOTES; APPOINTMENT OF NOTE REGISTRAR....................................................29
         Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.................................................33
         Section 4.04 PERSONS DEEMED OWNERS......................................................................34
         Section 4.05 CANCELLATION...............................................................................34
         Section 4.06 BOOK-ENTRY NOTES...........................................................................34
         Section 4.07 NOTICES TO DEPOSITORY......................................................................35
         Section 4.08 DEFINITIVE NOTES...........................................................................35
         Section 4.09 TAX TREATMENT..............................................................................36
         Section 4.10 SATISFACTION AND DISCHARGE OF INDENTURE....................................................36
         Section 4.11 APPLICATION OF TRUST MONEY.................................................................37
         Section 4.12 REPAYMENT OF MONIES HELD BY PAYING AGENT...................................................37
         Section 4.13 TEMPORARY NOTES............................................................................38

                                                     ARTICLE V

                                               Default and Remedies
         Section 5.01 EVENTS OF DEFAULT..........................................................................39
         Section 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.........................................39
         Section 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                      INDENTURE TRUSTEE..........................................................................39
         Section 5.04 REMEDIES; PRIORITIES.......................................................................41
         Section 5.05 OPTIONAL PRESERVATION OF THE TRUST ESTATE..................................................45
         Section 5.06 LIMITATION OF SUITS........................................................................46
         Section 5.07 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST......................46
         Section 5.08 RESTORATION OF RIGHTS AND REMEDIES.........................................................47
         Section 5.09 RIGHTS AND REMEDIES CUMULATIVE.............................................................47
         Section 5.10 DELAY OR OMISSION NOT A WAIVER.............................................................47
         Section 5.11 CONTROL BY NOTEHOLDERS.....................................................................47
         Section 5.12 WAIVER OF PAST DEFAULTS....................................................................48
         Section 5.13 UNDERTAKING FOR COSTS......................................................................48
         Section 5.14 WAIVER OF STAY OR EXTENSION LAWS...........................................................48
         Section 5.15 SALE OF TRUST ESTATE.......................................................................48
         Section 5.16 ACTION ON NOTES............................................................................50
         Section 5.17 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.........................................50




                                       ii




                                                    ARTICLE VI

                                               The Indenture Trustee
         Section 6.01 DUTIES OF INDENTURE TRUSTEE................................................................52
         Section 6.02 RIGHTS OF INDENTURE TRUSTEE................................................................53
         Section 6.03 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE.....................................................54
         Section 6.04 INDENTURE TRUSTEE'S DISCLAIMER.............................................................54
         Section 6.05 NOTICE OF EVENT OF DEFAULT.................................................................54
         Section 6.06 RESERVED...................................................................................54
         Section 6.07 COMPENSATION AND INDEMNITY.................................................................54
         Section 6.08 REPLACEMENT OF INDENTURE TRUSTEE...........................................................55
         Section 6.09 SUCCESSOR INDENTURE TRUSTEE BY MERGER......................................................56
         Section 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE..........................56
         Section 6.11 ELIGIBILITY; DISQUALIFICATION..............................................................57
         Section 6.12 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER...........................................58
         Section 6.13 REPRESENTATIONS AND WARRANTIES.............................................................58
         Section 6.14 DIRECTIONS TO INDENTURE TRUSTEE............................................................58
         Section 6.15 INDENTURE TRUSTEE MAY OWN NOTES............................................................59
         Section 6.16 THE AGENTS.................................................................................59

                                                    ARTICLE VII

                                          Noteholders' Lists and Reports
         Section 7.01 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF
                      NOTEHOLDERS................................................................................60
         Section 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS.................................60
         Section 7.03 REPORTS BY ISSUER..........................................................................60
         Section 7.04 REPORTS BY INDENTURE TRUSTEE...............................................................61
         Section 7.05 STATEMENTS TO NOTEHOLDERS..................................................................61
         Section 7.06 BOOKS AND RECORDS..........................................................................64

                                                   ARTICLE VIII

                                       Accounts, Disbursements and Releases
         Section 8.01 COLLECTION OF MONEY........................................................................65
         Section 8.02 TRUST ACCOUNTS.............................................................................65
         Section 8.03 OFFICER'S CERTIFICATE......................................................................65
         Section 8.04 TERMINATION UPON PAYMENT TO NOTEHOLDERS....................................................66
         Section 8.05 RELEASE OF TRUST ESTATE....................................................................66
         Section 8.06 SURRENDER OF NOTES UPON FINAL PAYMENT......................................................66
         Section 8.07 OPTIONAL REDEMPTION OF THE NOTES...........................................................66

                                                    ARTICLE IX

                                              Supplemental Indentures
         Section 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.....................................68


                                       iii

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         Section 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS........................................69
         Section 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES.......................................................71
         Section 9.04 EFFECT OF SUPPLEMENTAL INDENTURE...........................................................71
         Section 9.05 CONFORMITY WITH TRUST INDENTURE ACT........................................................71
         Section 9.06 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES..............................................71

                                                     ARTICLE X

                                               REMIC Administration
         Section 10.01     INDENTURE TRUSTEE TO ADMINISTER REMIC.................................................72
         Section 10.02     PROHIBITED TRANSACTIONS AND ACTIVITIES................................................74
         Section 10.03     INDEMNIFICATION WITH RESPECT TO CERTAIN TAXES AND LOSS OF
                           REMIC STATUS..........................................................................74
         Section 10.04     REMIC PAYMENT RULES...................................................................75

                                                    ARTICLE XI

                                                   Miscellaneous
         Section 11.01     COMPLIANCE CERTIFICATES AND OPINIONS, ETC.............................................79
         Section 11.02     FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE......................................80
         Section 11.03     ACTS OF NOTEHOLDERS...................................................................81
         Section 11.04     NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES.......................81
         Section 11.05     NOTICES TO NOTEHOLDERS; WAIVER........................................................82
         Section 11.06     ALTERNATE PAYMENT AND NOTICE PROVISIONS...............................................83
         Section 11.07     CONFLICT WITH TRUST INDENTURE ACT.....................................................83
         Section 11.08     EFFECT OF HEADINGS....................................................................83
         Section 11.09     SUCCESSORS AND ASSIGNS................................................................83
         Section 11.10     SEPARABILITY..........................................................................83
         Section 11.11     BENEFITS OF INDENTURE.................................................................83
         Section 11.12     LEGAL HOLIDAYS........................................................................83
         Section 11.13     GOVERNING LAW.........................................................................83
         Section 11.14     COUNTERPARTS..........................................................................84
         Section 11.15     RECORDING OF INDENTURE................................................................84
         Section 11.16     ISSUER OBLIGATION.....................................................................84
         Section 11.17     NO PETITION...........................................................................84
         Section 11.18     INSPECTION............................................................................84

Signatures and Seals
Acknowledgments

EXHIBITS:
--------

Exhibit A-1           Form of Class IA-IO Notes
Exhibit A-2           Form of Class IA-1 Notes
Exhibit A-3           Form of Class IM-1 Notes
Exhibit A-4           Form of Class IM-2 Notes
Exhibit A-5           Form of Class IB-1 Notes
Exhibit A-6           Form of Class IX Notes
Exhibit A-7           Form of Class IN Notes
Exhibit A-8           Form of Class R Notes
Exhibit A-9           Form of Class R-4 Notes
Exhibit A-10          Form of Class IIA-1 Notes
Exhibit A-11          Form of Class IIM-1 Notes
Exhibit A-12          Form of Class IIM-2 Notes
Exhibit A-13          Form of Class IIB-1 Notes
Exhibit A-14          Form of Class IIX Notes
Exhibit A-15          Form of Class IIN Notes
Exhibit B-1           Form of Trustee's Initial Certification
Exhibit B-2           Form of Trustee's Final Certification
Exhibit B-3           Form of Receipt of Mortgage Note
Exhibit C             Form of ERISA Representation
Exhibit D             Form of Investment Letter
Exhibit E             Form of Class R and Class R-4 Note Transfer Affidavit
Exhibit F             Form of Transferor Certificate
Exhibit G             Form of Liquidation Report
Exhibit H             Form of Cap Contract
Exhibit I             Form of Cap Contract Pledge Agreement

Appendix A            Definitions

         This is the Indenture, dated as of December 14, 2001, between Salomon Mortgage Loan Trust 2001-CB4, a Delaware business trust, as Issuer (the "Issuer"), and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"),

                                WITNESSETH THAT:

         Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Series 2001-CB4 C-Bass Mortgage Loan Asset-Backed Notes (the "Notes").

                                GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to whether now existing or hereafter created
(i) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-Off Date Principal Balance, all interest accruing thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date; (ii) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; (iv) all proceeds of any of the foregoing; (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement and all rights under the Servicing Agreement,
(vi) all other assets included or to be included in the Trust Estate; provided, however, so long as the Servicer is an FHA Approved Mortgagee, the Commissioner of HUD shall have no obligation to recognize or deal with any person other than the Servicer with respect to FHA Insurance, (vii) all payments received under the Cap Contract and the Cap Contract Pledge Agreement and all payments received under the Cap Contract Pledge Agreement and (viii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         Section 1.03 RULES OF CONSTRUCTION. Unless the context otherwise requires:

                      (i)  a term has the meaning assigned to it;

                      (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                      (iii) "or" is not exclusive;

                      (iv) "including" means including without limitation;

                      (v) words in the singular include the plural and words in the plural include the singular; and

                      (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           ORIGINAL ISSUANCE OF NOTES

         Section 2.01 FORM. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 through A-15, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes. The terms of the Notes set forth in Exhibits A-1 through A-16 are part of the terms of this Indenture.

         The terms of the Notes set forth in Exhibits A-1 through A-15 are part of the terms of this Indenture.

         Section 2.02 EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes, for original issue in an aggregate initial principal amount of $278,027,000. The Notes shall be divided among the following classes, having designations, Note Rates, initial Note Balances and Final Maturity Dates as follows:

         DESIGNATION                    NOTE RATE               INITIAL NOTE BALANCE           FINAL MATURITY DATE
         -----------                    ---------               --------------------           -------------------
Class IA-1 Note(1)                     Variable(4)                $ 228,959,000.00              November 25, 2033
Class IA-IO(1)                         Variable(4)               $ 89,039,838.00(5)             November 25, 2033
Class IM-1 Note(1)                     Variable(4)                 $ 10,176,000.00              November 25, 2033
Class IM-2 Note(1)                     Variable(4)                 $ 6,360,000.00               November 25, 2033
Class IB-1 Note(1)                     Variable(4)                 $ 5,088,000.00               November 25, 2033
Class IX Notes(2)                      Variable(4)                       N/A                    November 25, 2033
Class IN Notes(2)                      Variable(4)               $ 13,500,000.00(5)             November 25, 2033
Class R Notes(3)                           N/A                           N/A                    November 25, 2033
Class R-4 Notes(3)                         N/A                           N/A                    November 25, 2033
Class IIA-1 Notes                      Variable(4)                 $ 20,387,000.00              November 25, 2033
Class IIM-1 Notes                      Variable(4)                 $ 1,882,000.00               November 25, 2033
Class IIM-2 Notes                      Variable(4)                 $ 3,136,000.00               November 25, 2033
Class IIB-1 Notes                      Variable(4)                 $ 2,039,000.00               November 25, 2033
Class IIX Notes                        Variable(4)                       N/A                    November 25, 2033
Class IIN Notes                        Variable(4)                $ 2,800,000.00(5)             November 25, 2033


(1) Represents a regular interest in a real estate mortgage investment conduit ("REMIC") as defined in Section 860D of the Internal Revenue Code of 1986.
(2) When held together by the same Holder, the Class IX Notes and the Class IN Notes shall be treated as a regular interest in a REMIC. When held separately, the Class IN Notes shall be treated as indebtedness of the Holder of the Class IX Notes.
(3)  Represents the sole residual interest in one or more REMICs as defined in
     Section 860D of the Code.
(4)  Calculated in accordance with the definition of Note Rate.
(5)  Notional Amount.

         The Notes shall be dated the date of their authentication. The Notes shall be issuable as registered Notes and the Notes shall be issuable in the minimum initial Note Balances or Notional Amounts of $25,000 and in integral multiples of $1 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03      ACCEPTANCE OF MORTGAGE LOANS BY INDENTURE TRUSTEE.

         The Indenture Trustee acknowledges receipt, subject to Section 2.04, of (or receipt by the Custodian as the duly appointed agent of the Indenture Trustee) the following documents or instruments with respect to each Mortgage Loan transferred to the Indenture Trustee pursuant to the Granting Clause:

                  (i) the original Mortgage Note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of U.S. Bank National Association, as Indenture Trustee under the Indenture, dated as of December 14, 2001 between Salomon Mortgage Loan Trust 2001-CB4 and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Notes, without recourse", or with respect to any lost Mortgage Note, an original lost note affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note;

                  (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

                  (iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "U.S. Bank National Association, as Indenture Trustee under the Indenture, dated as of December 14, 2001 between Salomon Mortgage Loan Trust 2001-CB4 and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Notes, without recourse";

                  (iv) an original copy of any intervening Assignment of Mortgage showing a complete chain of assignments;

                  (v) the original or a certified copy of lender's title insurance policy;

                  (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

                  (vii) for each FHA Loan, the original Mortgage Insurance Certificate; and

                  (viii) for each VA Loan, the original Loan Guaranty
         Certificate.

         The Indenture Trustee agrees to execute and deliver (or cause the Custodian to execute and deliver) to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Notes (with any exceptions noted), substantially in the form attached as Exhibit B-3 hereto.

         The Issuer shall cause the Seller or Servicer to, within 90 days following the Closing Date, with respect to each Mortgage Loan that is subject to the provisions of the Homeownership and

Equity Protection Act of 1994, place a legend on the original Mortgage Note indicating the satisfaction of the provisions of such Act and the regulations issued thereunder, to the effect that the Mortgage Loan is subject to special truth in lending rules.

         The Issuer, at the expense of the Seller, shall promptly (and in no event later than thirty days following the Closing Date) submit or cause to be submitted for recording, at the Seller's expense and at no expense to the Trust Estate or the Indenture Trustee, in the appropriate public office for real property records, each Assignment referred to in this Section 2.03(iii) and (iv) above. The Issuer shall furnish the Trustee, or its designated agent, with a copy of each assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Issuer shall cause Seller to promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded. In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Issuer shall cause to be completed such endorsements "Pay to the order of U.S. Bank National Association, as Indenture Trustee under the Indenture, dated as of December 14, 2001 between Salomon Mortgage Loan Trust 2001-CB4 and U.S. Bank National Association, C-BASS Mortgage Loan Asset-Backed Notes, without recourse."

         If any of the documents referred to in Section 2.03(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Issuer to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Indenture Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Indenture Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. The Issuer shall deliver or cause to be delivered to the Indenture Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

         Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Issuer shall cause the Seller to cure such defect within 120 days or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Indenture Trustee or the Custodian. If the Seller does not cure such defect or deliver such missing document within such time period, the Issuer shall cause the Seller to either repurchase or substitute for such Mortgage Loan in accordance with the terms of the Mortgage Loan Purchase Agreement.

         Section 2.04      ACCEPTANCE BY INDENTURE TRUSTEE.

         The Indenture Trustee acknowledges the receipt of, subject to the provisions of Section 2.03 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, the documents referred to in Section 2.03 above and all other assets included in the definition of "Trust Estate" as set forth in the Granting Clause of this Indenture (to the extent of amounts deposited into the Payment Account) and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Estate" in trust for the exclusive use and benefit of all present and future Noteholders.

         The Indenture Trustee agrees, for the benefit of the Noteholders, to review (or cause the Custodian to review) each Mortgage File within 60 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage, within 60 days after the assignment thereof) and to certify in substantially the form attached hereto as Exhibit B-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.03 of this Agreement are in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (3), (5), (13) and
(26) (in the case of (26), only as to whether there is a prepayment penalty) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Indenture Trustee (or the Custodian, as applicable) is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Prior to the first anniversary date of this Indenture the Indenture Trustee shall deliver (or cause the Custodian to deliver) to the Depositor and the Servicer a final certification in the form annexed hereto as Exhibit B-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Indenture Trustee (or the Custodian, as applicable) finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Indenture Trustee shall so notify the Seller, the Depositor and the Servicer. In addition, upon the discovery by the Seller, Depositor or the Servicer (or upon receipt by the Indenture Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Noteholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         The Indenture Trustee acknowledges the issuance of the uncertificated REMIC 1 Regular Interests and declares that it holds such regular interests as assets of REMIC 2. The Indenture Trustee acknowledges the issuance of the uncertificated REMIC 2 Regular Interests and declares that it holds such regular interests as assets of REMIC 3. The Indenture Trustee acknowledges the issuance of the uncertificated Class IT3-X/N Interest, and declares that it holds the same as an asset of REMIC 4 on behalf of the Holders of the Class IX/N Interest, initially the Holders of the Class IN and Class IX Notes.

                                   ARTICLE III

                                    COVENANTS

         Section 3.01 COLLECTION OF PAYMENTS WITH RESPECT TO THE MORTGAGE LOANS. The Indenture Trustee shall establish and maintain with itself an account (the "Payment Account") in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Mortgage Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03, as provided in Section 3.05 herein from monies on deposit in the Payment Account.

         Section 3.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in the City of St. Paul, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         Section 3.03 MONEY FOR PAYMENTS TO BE HELD IN TRUST; PAYING AGENT. (a) As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                  (vi)     not commence a bankruptcy.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04 EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

         INTEREST PAYMENTS

         (I) On each Payment Date from amounts on deposit in the Payment Account, after withdrawal of any amounts owed to the Indenture Trustee, the PMI Insurer or the Owner Trustee pursuant to Section 6.07, the Paying Agent shall withdraw from the Payment Account the Interest Remittance Amount with respect to the Group I Mortgage Loans and apply it in the following order of priority (based upon the Group I Mortgage Loan information provided to it in the Remittance Report, upon which the Indenture Trustee may conclusively rely), and the calculations required to be made by the Indenture Trustee, to the extent available:

                  (i) concurrently, to the Class IA-IO and Class IA-1 Notes, PRO RATA, the applicable Accrued Note Interest thereon for such Payment Date;

                  (ii) concurrently, to the Class IA-IO and Class IA-1 Notes, PRO RATA, the applicable Interest Carry Forward Amount for the Class IA-IO and Class IA-1 Notes, respectively;

                  (iii) to the Class IM-1 Notes, the Accrued Note Interest thereon for such Payment Date;

                  (iv) to the Class IM-2 Notes, the Accrued Note Interest thereon for such Payment Date;

                  (v) to the Class IB-1 Notes, the Accrued Note Interest thereon for such Payment Date; and

                  (vi) the amount, if any, of the Interest Remittance Amount relating to the Group I Mortgage Loans remaining after application with respect to the priorities set forth above will be applied as described under clause (I) of MONTHLY EXCESS CASHFLOW PAYMENTS below.

         (II) On each Payment Date from amounts on deposit in the Payment Account, after withdrawal of any amounts owed to the Indenture Trustee, the PMI Insurer or the Owner Trustee pursuant to Section 6.07, the Paying Agent shall withdraw from the Payment Account the Interest Remittance Amount with respect to the Group II Mortgage Loans and apply it in the following order of priority (based upon the Group II Mortgage Loan information provided to it in the Remittance Report, upon which the Indenture Trustee may conclusively rely), and the calculations required to be made by the Indenture Trustee, to the extent available:

                  (i) to the Class IIA-1 Notes, the applicable Accrued Note Interest thereon for such Payment Date;

                  (ii) to the Class IIA-1 Notes, the applicable Interest Carry Forward Amount for the Class IIA-1 Notes;

                  (iii) to the Class IIM-1 Notes, the Accrued Note Interest thereon for such Payment Date;

                  (iv) to the Class IIM-2 Notes, the Accrued Note Interest thereon for such Payment Date;

                  (v) to the Class IIB-1 Notes, the Accrued Note Interest thereon for such Payment Date; and

                  (vi) the amount, if any, of the Interest Remittance Amount relating to the Group II Mortgage Loans remaining after application with respect to the priorities set forth above will be applied as described under clause (II) of MONTHLY EXCESS CASHFLOW PAYMENTS below.

         PRINCIPAL PAYMENTS

         (I) On each Payment Date, the Indenture Trustee shall make the following payments in the following order of priority (based upon the Group I Mortgage Loan information provided to it in the Remittance Report), and the calculations required to be made by the Indenture Trustee, to the extent of the Group I Principal Payment Amount:

         (i) before the Group I Stepdown Date or with respect to which a Group I Trigger Event is in effect,

                  (A) to the Holders of the Class IA-1 Notes, the Group I Principal Payment Amount for such Payment Date, until the Note Balance of the Class IA-1 Notes has been reduced to zero;

                  (B) to the Holders of the Class IM-1 Notes, 100% of the remaining Group I Principal Payment Amount for such Payment Date, until the Note Balance of the Class IM-1 Notes has been reduced to zero;

                  (C) to the Holders of the Class IM-2 Notes, 100% of the remaining Group I Principal Payment Amount, until the Note Balance of the Class IM-2 Notes has been reduced to zero;

                  (D) to the Holders of the Class IB-1 Notes, 100% of the remaining Group I Principal Payment Amount, until the Note Principal Balance of the Class IB-1 Notes has been reduced to zero; and

                  (E) any amount of the Group I Principal Payment Amount remaining after making all of the payments in clauses (A), (B), (C) and
         (D) shall be applied as set forth under clause (I) of MONTHLY EXCESS CASHFLOW PAYMENTS below.

         (ii) on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect:

                  (A) the lesser of (x) the Group I Principal Payment Amount and
         (y) the Class IA-1 Principal Payment Amount, will be paid to the Class IA-1 Notes until the Note Balance thereof has been reduced to zero;

                  (B) the lesser of (x) the excess of (i) the Group I Principal Payment Amount over (ii) the amount paid to the Class IA-1 Notes in clause (A) above and (y) the Class IM-1 Principal Payment Amount will be paid to the Class IM-1 Notes, until the Note Balance thereof has been reduced to zero;

                  (C) the lesser of (x) the excess of (i) the Group I Principal Payment Amount over (ii) the sum of the amount paid to the Class IA-1 Notes in clause (A) above and the amount paid to the Class IM-1 Notes in clause (B) above and (y) the Class IM-2 Principal Payment Amount will be paid to the Class IM-2 Notes, until the Note Balance thereof has been reduced to zero;

                  (D) the lesser of (x) the excess of (i) the Group I Principal Payment Amount over (ii) the sum of the amount paid to the Class IA-1 Notes pursuant to clause (A) above, the amount paid to the Class IM-1 Notes pursuant to clause (B) above and the amount paid to the Class IM-2 Notes pursuant to clause (C) above and (y) the Class IB-1 Principal Payment Amount will be paid to the Class IB-1 Notes, until the Note Principal Balance thereof has been reduced to zero; and

                  (E) any amount of the Group I Principal Payment Amount remaining after making all of the payments in clauses (A), (B), (C) and
         (D) above shall be applied as set forth under clause (I) of MONTHLY EXCESS CASHFLOW PAYMENTS below.

         (II) On each Payment Date, the Indenture Trustee shall make the following payments in the following order of priority (based upon the Group II Mortgage Loan information provided to it in the Remittance Report), and the calculations required to be made by the Indenture Trustee, to the extent of the Group II Principal Payment Amount:

         (i) before the Group II Stepdown Date or with respect to which a Group II Trigger Event is in effect,

                  (A) to the Holders of the Class IIA-1 Notes, the Group II Principal Payment Amount for such Payment Date, until the Note Balance of the Class IIA-1 Notes has been reduced to zero;

                  (B) to the Holders of the Class IIM-1 Notes, 100% of the remaining Group II Principal Payment Amount for such Payment Date, until the Note Balance of the Class IM-1 Notes has been reduced to zero;

                  (C) to the Holders of the Class IIM-2 Notes, 100% of the remaining Group II Principal Payment Amount, until the Note Balance of the Class IIM-2 Notes has been reduced to zero;

                  (D) to the Holders of the Class IIB-1 Notes, 100% of the remaining Group II Principal Payment Amount, until the Note Balance of the Class IIB-1 Notes has been reduced to zero; and

                  (E) any amount of the Group II Principal Payment Amount remaining after making all of the payments in clauses (A), (B), (C) and
         (D) shall be applied as set forth under clause (II) of MONTHLY EXCESS CASHFLOW PAYMENTS below.

         (ii) on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect:

                  (A) the lesser of (x) the Group II Principal Payment Amount and (y) the Class IIA- 1 Principal Payment Amount, will be paid to the Class IIA-1 Notes until the Note Balance thereof has been reduced to zero;

                  (B) the lesser of (x) the excess of (i) the Group II Principal Payment Amount over (ii) the amount paid to the Class IIA-1 Notes in clause (A) above and (y) the Class IIM-1 Principal Payment Amount will be paid to the Class IIM-1 Notes, until the Note Balance thereof has been reduced to zero;

                  (C) the lesser of (x) the excess of (i) the Group II Principal Payment Amount over (ii) the sum of the amount paid to the Class IIA-1 Notes in clause (A) above and the amount paid to the Class IIM-1 Notes in clause (B) above and (y) the Class IIM-2 Principal Payment Amount will be paid to the Class IIM-2 Notes, until the Note Balance thereof has been reduced to zero;

                  (D) the lesser of (x) the excess of (i) the Group II Principal Payment Amount over (ii) the sum of the amount paid to the Class IIA-1 Notes pursuant to clause (A) above, the amount paid to the Class IIM-1 Notes pursuant to clause (B) above and the amount paid to the Class IIM-2 Notes pursuant to clause (C) above and (y) the Class IIB-1 Principal Payment Amount will be paid to the Class IIB-1 Notes, until the Note Principal Balance thereof has been reduced to zero; and

                  (E) any amount of the Group II Principal Payment Amount remaining after making all of the payments in clauses (A), (B), (C) and
         (D) above shall be applied as set forth under clause (II) of MONTHLY EXCESS CASHFLOW PAYMENTS below.

         MONTHLY EXCESS CASHFLOW PAYMENTS

         (I) On each Payment Date, any Group I Monthly Excess Cashflow Amount shall be paid to the Group I Notes, to the extent available, in the following order of priority on such Payment Date:

                  (i) to pay any remaining unpaid Accrued Note Interest for such Payment Date, PRO RATA, among the Class IA-IO and Class IA-1 Notes;

                  (ii) to pay any remaining Interest Carry Forward Amounts for the Classes of Senior Notes, if any, PRO RATA, among the Class IA-IO and the Class IA-1 Notes;

                  (iii) to pay the Class IA-1 Realized Loss Amortization Amount for such Payment Date;

                  (iv) to pay the Group I Extra Principal Payment Amount for such Payment Date in accordance with clause I(A) through (D) of PRINCIPAL PAYMENTS above;

                  (v) to pay any remaining unpaid Accrued Note Interest for such Payment Date for the Class IM-1 Notes;

                  (vi) to pay the Interest Carry Forward Amount for the Class IM-1 Notes, if any;

                  (vii) to pay the Class IM-1 Realized Loss Amortization Amount for such Payment Date;

                  (viii) to pay any remaining unpaid Accrued Note Interest for such Payment Date for the Class IM-2 Notes;

                  (ix) to pay the Interest Carry Forward Amount for the Class IM-2 Notes, if any;

                  (x) to pay the Class IM-2 Realized Loss Amortization Amount for such Payment Date;

                  (xi) to pay any remaining unpaid Accrued Note Interest for such Payment Date for the Class IB-1 Notes;

                  (xiii) to pay the Interest Carry Forward Amount for the Class IB-1 Notes, if any;

                  (xiii) to pay the Class IB-1 Realized Loss Amortization Amount for such Payment Date;

                  (xiv) to the Excess Reserve Fund Account from amounts otherwise payable to the Class IX/N Interest, and then from the Excess Reserve Fund Account to the Class IA-1 Notes and the Group I Mezzanine Notes, sequentially, an amount equal to the related LIBOR Carryover Amount for each such Class;

                  (xv) to the Excess Reserve Fund Account from amounts payable to the Class IX/N Interest, an amount equal to the Required Excess Reserve Fund Deposit;

                  (xvi) to pay the Special Servicing Fees for such Payment Date and any accrued and unpaid Special Servicing Fees which remain unpaid from any previous Payment Date;

                  (xvii) to the Class IN Notes, the Accrued Note Interest for the Class IN Notes and any Interest Carry Forward Amount thereon unpaid on prior Payment Dates;

                  (xviii) to pay the Class IX/N Realized Loss Amortization Amount for such Payment Date;

                  (xix) from amounts payable to the Class IX/N Interest, any remaining Group I Monthly Excess Cashflow Amount to reduce the Class IN Notional Amount, until the Class IN Notional Amount has been reduced to zero; and

                  (xx) to the Class IX Notes from amounts payable to the Class IX/N Interest, the Class IX Distributable Amount for such Payment Date.

         On each Payment Date, all prepayment premiums and penalties (including amounts deposited by the Servicer in lieu thereof pursuant to Section 3.01 of the Servicing Agreement) with respect to the Group I Mortgage Loans shall be allocated to the Class IN Notes for so long as the Class IN Notional Amount is greater than zero, and to the Class IX Notes after the Class IN Notional Amount has been reduced to zero.

         On each Payment Date, there shall be paid to the Holders of the Class R Notes, in respect of the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest, any remaining amount in the Payment Account in respect of the Group I Mortgage Loans on such date after the application of (i) through
(xx) above; except that any remaining amounts otherwise payable to the Class IX/N Interest shall be paid to REMIC 4.

         Any amounts paid to the Class IA-1 Notes and the Group I Mezzanine Notes in respect of related LIBOR Carryover Amounts pursuant to (xiv) above shall first be deemed paid by REMIC 4 to the Class IX/N Interest as a distribution in respect of the Class IX/N Interest Note Rate, and then paid to the Class IA-1 Notes and the Group I Mezzanine Notes, as applicable, as payments on notional principal contracts in the nature of cap contracts.

         Any amounts paid to the Class IN Notes pursuant to (xvii) through (xix) above and to the Class IX Notes pursuant to (xx) above shall be considered distributed to the Class IX/N Interest in respect of the Class IX/N Interest Note Rate and then to the Class IN and Class IX Notes.

         (II) On each Payment Date, any Group II Monthly Excess Cashflow Amount shall be paid to the Group II Notes, to the extent available, in the following order of priority on such Payment Date:

                  (i) to pay the Class IIA-1 Notes any remaining unpaid Accrued
         Note Interest for such Payment Date;

                  (ii) to pay the Class IIA-1 Notes any remaining Interest Carry Forward Amounts for the Class IIA-1 Notes, if any;

                  (iii) to pay the Class IIA-1 Realized Loss Amortization Amount for such Payment Date;

                  (iv) to pay the Group II Extra Principal Payment Amount for such Payment Date in accordance with clause II of PRINCIPAL PAYMENTS above;

                  (v) to pay any remaining unpaid Accrued Note Interest for such Payment Date for the Class IIM-1 Notes;

                  (vi) to pay the Interest Carry Forward Amount for the Class IIM-1 Notes, if any;

                  (vii) to pay the Class IIM-1 Realized Loss Amortization Amount for such Payment Date;

                  (viii) to pay any remaining unpaid Accrued Note Interest for such Payment Date for the Class IIM-2 Notes;

                  (ix) to pay the Interest Carry Forward Amount for the Class IIM-2 Notes, if any;

                  (x) to pay the Class IIM-2 Realized Loss Amortization Amount for such Payment Date;

                  (xi) to pay any remaining unpaid Accrued Note Interest for such Payment Date for the Class IIB-1 Notes;

                  (xii) to pay the Interest Carry Forward Amount for the Class IIB-1 Notes, if any;

                  (xiii) to pay the Class IIB-1 Realized Loss Amortization Amount for such Payment Date;

                  (xiv) to the Class IIA-1 Notes and the Group II Mezzanine Notes, sequentially, an amount equal to the related LIBOR Carryover Amount for each such Class;

                  (xv) to pay the Special Servicing Fees for such Payment Date and any accrued and unpaid Special Servicing Fees which remain unpaid from any previous Payment Date;

                  (xvi) to the Class IIN Notes, the Accrued Note Interest for the Class IIN Notes and any Interest Carry Forward Amount thereon unpaid on prior Payment Dates;

                  (xvii) any remaining Group II Monthly Excess Cashflow Amount to reduce the Class IIN Notional Amount, until the Class IIN Notional Amount has been reduced to zero; and

                  (xviii)  to the Class IIX Notes, any remaining amounts.

         On each Payment Date, all prepayment premiums and penalties (including amounts deposited by the Servicer in lieu thereof pursuant to Section 3.01 of the Servicing Agreement) with respect to the Group II Mortgage Loans shall be allocated to the Class IIN Notes for so long as the Class IIN

Notional Amount is greater than zero, and to the Class IIX Notes after the Class IIN Notional Amount has been reduced to zero.

         On each Payment Date, the Indenture Trustee (in its capacity as Certificate Paying Agent under the Trust Agreement) shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 3.05 for the purpose of distributing such funds in accordance with the Trust Agreement.

         The amounts paid to Noteholders shall be paid to the Notes in accordance with the applicable percentage as set forth in paragraph (b) below. Interest will accrue on the Notes (other than the Class IA-IO Notes) on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period. Interest will accrue on the Class IA-IO Notes based on a 360-day year consisting of twelve thirty day months.

         Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder holds Notes of an aggregate initial Note Balance or Notional Amount, as applicable, of at least $1,000,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register the amount required to be paid to such Holder on such Payment Date pursuant to such Holder's Notes; PROVIDED, HOWEVER, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

         Each payment with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such payment to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Indenture Trustee, the Issuer, the Depositor, the Owner Trustee, the or the Servicer shall have any responsibility therefor except as otherwise provided by this Indenture or applicable law.

         The rights of the Noteholders to receive payments in respect of the Notes, and all interests of the Noteholders in such payments, shall be as set forth in this Indenture. None of the Holders of any Class of Notes nor the Indenture Trustee, the Issuer, the Depositor, the Owner Trustee, nor the Servicer shall in any way be responsible or liable to the Holders of any other Class of Notes in respect of amounts properly previously paid on the Notes.

         The principal of each Note shall be due and payable in full on the Final Maturity Date for such Note. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Maturity Date or other final Payment Date (including any final Payment Date resulting from any termination pursuant to Section 8.07 hereof). Such notice shall to the extent practicable be mailed no later than three Business Days prior to such Final Maturity Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Maturity Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Maturity Date or any such other final Payment Date.

         Notwithstanding anything to the contrary herein, in no event shall the Note Balance of any Class of Notes be reduced more than once in respect of any particular amount both (a) allocated to such Note in respect of Realized Losses pursuant to Section 3.06 and (b) paid to the Holder of such Note in reduction of the Note Balance thereof pursuant to this Section 3.06 from Net Monthly Excess Cashflow.

         Section 3.06 ALLOCATION OF REALIZED LOSSES.

         (i) All Realized Losses on the Group I Mortgage Loans shall be allocated by the Indenture Trustee on each Payment Date as follows:

         FIRST, to the Group I Monthly Excess Cashflow Amount;

         SECOND, to the Group I Overcollateralization Amount, until the Group I Overcollateralization Amount has been reduced to zero;

         THIRD, to the Class IB-1 Notes, until the Note Balance thereof has been reduced to zero;

         FOURTH, to the Class IM-2 Notes, until the Note Balance thereof has been reduced to zero; and

         FIFTH, to the Class IM-1 Notes, until the Note Balance thereof has been reduced to zero.

         Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.0% of the Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the Principal Balance of the largest Group I Mortgage Loan in Loan Group I as of the date of determination and (iii) an amount equal to the current Principal Balances of the Group I Mortgage Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess losses will be allocated among all the outstanding classes, including the Class IX/N Interest, PRO RATA, based on their respective Note Balances or Notional Amount, as applicable. Any such reduction of a Note Balance or Notional Amount will not be reversed or reinstated. However, on future Payment Dates, Noteholders of the related class may receive amounts in respect of prior reductions in the related Note Balances or Notional Amounts as described above in Section 3.05. Such subsequent payments will be applied in the reverse of the order set forth above.

         (ii) All Realized Losses on the Group II Mortgage Loans shall be allocated by the Indenture Trustee on each Payment Date as follows:

         FIRST, to the Group II Monthly Excess Cashflow Amount;

         SECOND, to the Group II Overcollateralization Amount, until the Group II Overcollateralization Amount has been reduced to zero;

         THIRD, to the Class IIB-1 Notes, until the Note Balance thereof has been reduced to zero;

         FOURTH, to the Class IIM-2 Notes, until the Note Balance thereof has been reduced to zero; and

         FIFTH, to the Class IIM-1 Notes, until the Note Balance thereof has been reduced to zero.

         Section 3.07 EXCESS RESERVE FUND ACCOUNT.

         (a) On the Closing Date, the Indenture Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Class IA-1 Notes and the Group I Mezzanine Notes, the Excess Reserve Fund Account. The Excess Reserve Fund Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Indenture Trustee held pursuant to this Indenture.

         (b) On the Closing Date, $5,000 will be deposited by the Indenture Trustee into the Excess Reserve Fund Account. Thereafter, on any Payment Date if the Group I Pool Cap does not exceed the Note Rate applicable to the Class IA-1 Notes or the Group I Mezzanine Notes by at least 0.25%, the amount to be held in the Excess Reserve Fund Account on any Payment Date thereafter will equal the greater of (i) 0.50% of the outstanding Note Balance of the Class IA-1 Notes and the Group I Mezzanine Notes as of such Payment Date and (ii) $5,000 and will be funded from amounts paid pursuant to Section 3.06. Thereafter, if the Group I Pool Cap for any Payment Date exceeds the Note Rate applicable to the Class IA-1 Notes and the Group I Mezzanine Notes on such Payment Date by 0.25% or more, the Required Excess Reserve Fund Balance for such Payment Date will be at least $5,000. The amount required to be on deposit in the Excess Reserve Fund Account at any time is referred to herein as the "Required Excess Reserve Fund Balance." In addition to the Required Excess Reserve Fund Balance, the amount on deposit in the Excess Reserve Fund Account will be increased by any payments received by the Indenture Trustee under the Cap Contract or the Cap Contract Pledge Agreement and deposited into the Excess Reserve Fund Account.

         (c) On each Payment Date on which there exists a related LIBOR Carryover Amount on the Class IA-1 Notes or the Group I Mezzanine Notes, the Indenture Trustee shall withdraw from the Excess Reserve Fund Account amounts necessary to pay the related LIBOR Carryover Amount incurred by such Note, until such amount is reduced to zero.

         (d) Funds in the Excess Reserve Fund Account may be invested in Permitted Investments by the Indenture Trustee at the direction of the Majority Noteholders of the Class IX Notes. On each

Payment Date, any earnings on such amounts shall be paid to the Holders of the Class IX Notes and any losses shall be chargeable to amounts held in the Excess Reserve Fund Account. The Majority Noteholders of the Class IX Notes shall evidence ownership of the Excess Reserve Fund Account for federal income tax purposes and shall direct the Indenture Trustee, in writing, as to the investment of amounts on deposit therein. Upon termination of Loan Group I, any amounts remaining in the Excess Reserve Fund Account shall be paid to the Holders of the Class IX Notes. The Excess Reserve Fund Account is not an asset of any of the REMICs, but rather is an "outside reserve fund" within the meaning of the REMIC Provisions that is beneficially owned by the beneficial owner of the Class IX Notes.

         Section 3.08 PROTECTION OF TRUST ESTATE. (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) cause the Issuer or the Servicer to enforce any of their rights with respect to the Mortgage Loans; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

         (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.09 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions. The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.07 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

         Section 3.09 OPINIONS AS TO TRUST ESTATE. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

         (b) On or before December 31st in each calendar year, beginning in 2002, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re- recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and first priority security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and first priority security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and first priority security interest in the Collateral until December 31 in the following calendar year.

         Section 3.10 PERFORMANCE OF OBLIGATIONS; SERVICING AGREEMENT. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Mortgage Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement. The Indenture Trustee, as pledgee of the Collateral, shall be able to exercise the rights of the Issuer to direct actions of the Servicer pursuant to the Servicing Agreement.

         (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.11 NEGATIVE COVENANTS. Except as specifically permitted in this Indenture, so long as any Notes are Outstanding, the Issuer shall not:

                  (i) sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                  (iv) waive or impair, or fail to assert rights under the Mortgage Loans, or impair or cause to be impaired the Mortgage Loans or the Issuer's interest in the Mortgage Loans, the Mortgage Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

                  (v) dissolve or liquidate in whole or in part;

                  (vi) engage, directly or indirectly, in any business other than that arising out of the issue of the Notes, and the actions contemplated or required to be performed under this Indenture;

                  (vii) incur, create or assume any indebtedness for borrowed money;

                  (viii) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; or

                  (ix) merge, convert or consolidate with any other Person.

         Section 3.12 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2001), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.13 RESERVED.

         Section 3.14 REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOANS. The Indenture Trustee, as pledgee of the Mortgage Loans, has the benefit of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement concerning the Mortgage Loans and the right to enforce the remedies against the Seller provided in such Mortgage Loan Purchase Agreement to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Mortgage Loan Purchase Agreement, the Indenture Trustee shall promptly notify the Seller of such finding and the Seller's obligation to cure such breach or repurchase or substitute for the related Mortgage Loan.

         Section 3.15 AMENDMENTS TO SERVICING AGREEMENT. The Issuer covenants with the Indenture Trustee that it will not enter into any amendment or supplement to the Servicing Agreement without the prior written consent of the Indenture Trustee. The Indenture Trustee, as pledgee of the Mortgage Loans, may decline to enter into or consent to any such supplement or amendment if the Noteholders' rights, duties or immunities would be materially and adversely affected thereby. The Indenture Trustee may, but shall not be obligated to, enter into any amendment or supplement to the Servicing Agreement that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 3.16 SERVICER AS AGENT AND BAILEE OF THE INDENTURE TRUSTEE. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by any Servicer, the Issuer and the Indenture Trustee hereby acknowledge that such Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the related Collection Account, as well as its agent and bailee in holding any Related Documents released to such Servicer, and any other items constituting a part of the Trust Estate which from time to time come into the possession of such Servicer. It is intended that, by each Servicer's acceptance of such agency, the Indenture Trustee, as a secured party of the Mortgage Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the related Servicer.

         Section 3.17 INVESTMENT COMPANY ACT. The Issuer shall not become an "investment company" or "controlled by" an investment company as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); PROVIDED, HOWEVER, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.18 RESERVED.

         Section 3.19 SUCCESSOR OR TRANSFEREE. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.17(i), the Person formed by or surviving such consolidation or merger

(if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.17(ii), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.20 NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Mortgage Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.21 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 3.22 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.23 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long- term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.24 RESERVED.

         Section 3.25 RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any payment (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under the Trust Agreement, and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or payments from the Collection Account except in accordance with this Indenture and the Basic Documents.

         Section 3.26 NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.27 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.28 STATEMENTS TO NOTEHOLDERS. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall forward by mail or otherwise make available electronically to each Noteholder and Certificateholder, respectively, the statement prepared pursuant to Section 7.05 of this Indenture. The Indenture Trustee shall have no responsibility to (i) verify information provided by any Servicer to be included in such statement or
(ii) include any information required to be included in such statement if such Servicer has failed to timely produce such information to the Indenture Trustee as required pursuant to the related Servicing Agreement.

         Section 3.29 CERTAIN REPRESENTATIONS REGARDING THE TRUST ESTATE.

         (a) With the Collateral, the Issuer represents to the Indenture Trustee that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral described under clause (i) of the definition of Collateral constitutes "instruments" within the meaning of the applicable UCC, the Collateral described under clauses (iii), (v), (vi), (vii) and (viii) constitute "general intangibles" within the meaning of the applicable UCC and the Collateral described under clause (iv) of the definition of Collateral constitutes "proceeds" within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collateral.

                  (v) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of, and is not aware of any financing statements against, the Issuer, that include a description of collateral covering the Collateral, other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  (vi) The Collateral is not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

         (b) The foregoing representations may not be waived and shall survive the issuance of the Bonds.

                                   ARTICLE IV

               THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

         Section 4.01 THE NOTES. The Notes will be substantially in the forms annexed hereto as Exhibits A-1 through A-15. The Notes of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Note will share ratably in all rights of the related Class.

         The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Indenture Trustee and delivered by the Indenture Trustee to or upon the order of the Issuer.

         The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Note Owners with respect to the Notes for the purposes of exercising the rights of Noteholders hereunder. The rights of Note Owners with respect to the Notes shall be limited to those established by law and agreements between such Note Owners and the Depository Participants and brokerage firms representing such Note Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Notes with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Note Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and shall give notice to the Depository of such record date.

         In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Note Owner shall be entitled to notes representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

         Section 4.02 REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES; APPOINTMENT OF NOTE REGISTRAR.

         The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances or Notional Amounts, as applicable, evidencing the same aggregate Percentage Interests.

         Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in authorized initial Note Balances or Notional Amounts, as applicable, evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the City of New York or the city in which the Corporate Trust Office is located. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         Except with respect to the initial transfer of the Private Notes by the Depositor, no transfer, sale, pledge or other disposition of any Private Note shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Indenture Trustee, in substantially the form attached hereto as Exhibit D) under the 1933 Act, the Indenture Trustee and the Issuer shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer or (ii) the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit F) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit D) acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of a Private Note that is also a Class R or Class R-4 Note desiring to effect a transfer of a such Class R or Class R-4 Note shall not make such transfer to a Non-U.S. Person. The Holder of any Private Note desiring to effect a transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of an ERISA-Restricted Note shall be made unless the Indenture Trustee shall have received a representation from the transferee of such Note, acceptable to and in form and substance satisfactory to the Indenture Trustee and the Issuer, (such requirement is satisfied only by the Indenture Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit C hereto, as appropriate), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer. For purposes of the preceding sentence, such representation shall be deemed to have been made to the Indenture Trustee by the acceptance by a Note Owner of the beneficial interest in any such Class of ERISA-Restricted Notes, unless the Indenture Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Issuer and the Indenture Trustee. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Note to or on behalf of an employee benefit plan subject to ERISA or to the Code shall be void and of no effect.

         By acquiring an Offered Note, each purchaser will be deemed to represent that either (1) it is not acquiring the Offered Note with the assets of a benefit plan; or (2) the acquisition and holding of the Offered Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code as a result of the Issuer, the Depositor, the Underwriters, the Owner Trustee, the Indenture Trustee, the Servicer, any Administrator, any provider of credit support, including the Cap Contract counterparty, any owner of the Certificates, or any of their Affiliates being a party in interest or disqualified person with respect to such purchaser that is a benefit plan.

         Each Person who has or who acquires any Ownership Interest in a Class R or Class R-4 Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Issuer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R or Class R-4 Note are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Class R or Class R-4 Note shall be a Permitted Transferee and shall promptly notify the Indenture Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Person shall acquire an Ownership Interest in a Class R or Class R-4 Note unless such Ownership Interest is a pro rata undivided interest.

                  (iii) In connection with any proposed transfer of any Ownership Interest in a Class R or Class R-4 Note, the Indenture Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                           A. an affidavit in the form of Exhibit E hereto from
                  the proposed transferee to the effect that, among other things, such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R or Class R-4 Note that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                           B. a covenant of the proposed transferee to the
                  effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R or Class R-4 Notes.

                  (iv) Any attempted or purported transfer of any Ownership Interest in a Class R or Class R-4 Note in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Class R or Class R-4 Note, then the prior Holder of such Class R or Class R-4 Note that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R or Class R-4 Note was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R or Class R-4 Note. The Indenture Trustee shall be under no liability to any Person for any registration of transfer of a Class R or Class R-4 Note that is in fact not permitted by this Section or for making any payments due on such Class R or Class R-4 Note to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Indenture so long as the Indenture Trustee received the documents specified in clause (iii). The Indenture Trustee shall be entitled to recover from any Holder of a Class R or Class R-4 Note that was in fact not a Permitted Transferee at the time such distributions were made all payments made on such Class R or Class R-4 Note. Any such payments so recovered by the Indenture Trustee shall be paid and delivered by the Indenture Trustee to the prior Holder of such Class R or Class R-4 Note that is a Permitted Transferee.

                  (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R or Class R-4 Note in violation of the restrictions in this Section, then the Indenture Trustee shall have the right but not the obligation, without notice to the Holder of such Class R or Class R-4 Note or any other Person having an Ownership Interest therein, to notify the Issuer to arrange for the sale of such Class R or Class R-4 Note. The proceeds of such sale, net of commissions (which may include commissions payable to the Issuer or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Indenture Trustee to the previous Holder of such Class R or Class R-4 Note that is a Permitted Transferee, except that in the event that the Indenture Trustee determines that the Holder of such Class R or Class R-4 Note may be liable for any amount due under this Section or any other provisions of this Indenture, the Indenture Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Indenture Trustee and it shall not be liable to any Person having an Ownership Interest in a Class R or Class R-4 Note as a result of its exercise of such discretion.

                  (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R or Class R-4 Note in violation of the restrictions in this Section, then the Indenture Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Indenture Trustee shall be entitled to reasonable compensation for providing such information from the person to whom it is provided.

         The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Notes and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC hereunder to fail to qualify as a REMIC.

         No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

         Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8- 405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05 CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 4.06 BOOK-ENTRY NOTES. Each Class of Notes (other than the Class IX, Class IN, Class R, Class R-4, Class IIX and Class IIN) shall initially be issued as one or more Notes held by the Book-Entry Custodian or, if appointed to hold such Notes as provided below, the Depository Trust Company, the initial Depository, and registered in the name of its nominee Cede & Co. Except as provided below, registration of such Notes may not be transferred by the Indenture Trustee except to another Depository that agrees to hold such Notes for the respective Beneficial Owners. The Indenture Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Servicer and, if the Indenture Trustee is not the Book-Entry Custodian, the Indenture Trustee, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any new appointment, except if the Depository is the successor to the Book-Entry Custodian. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Notes held as Book-Entry Notes by the Book- Entry Custodian. No Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                  (i) the provisions of this Section 4.06 shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Owners of Notes;

                  (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the aggregate Note Balance or Notional Amount, as applicable, of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07 NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Note Owners.

         Section 4.08 DEFINITIVE NOTES. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Note Owners of Notes representing beneficial interests aggregating at least a majority of the aggregate Note Balance or Notional Amount, as applicable, of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Note Owners, then the Indenture Trustee shall notify all Note Owners through the Depository of the occurrence of any such event and of the availability of Definitive Notes to Note

Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         Section 4.09 TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. For federal income tax purposes, the Group I Notes and the Class IX/N Interest will be treated as regular interests in a REMIC. The Indenture Trustee shall make or cause to be made REMIC elections for each of REMIC 1, REMIC 2, REMIC 3 and REMIC 4 as set forth in Article X on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Notes are issued. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes (other than the Class IX Notes and the Class IIX Notes when held separately from the Class IN Notes and the Class IIN Notes, respectively) for federal, state and local income, single business and franchise tax purposes as indebtedness of the related REMIC, in the case of the Group I Mortgage Loans (except that the Class IN Notes shall be treated as indebtedness of the Holders of the Class IX Notes when held separately from the Class IN Notes) and the Issuer in the case of the Group II Mortgage Loans.

         Section 4.10 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver the Collateral to or upon the order of the Issuer, when

                  (A) either

                  (1) the Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                  (2) the Notes not theretofore delivered to the Indenture Trustee for cancellation

                           a. have become due and payable,

                           b. will become due and payable at the Final Insured
                  Payment Date within one year, or

                           c. have been declared immediately due and payable
                  pursuant to Section 8.07.

and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Maturity Date or other final Payment Date and has delivered to the Indenture Trustee a verification report from a nationally recognized accounting firm certifying that the amounts deposited with the Indenture Trustee are sufficient to pay and discharge the entire indebtedness of such Notes, or, in the case of c. above, the Issuer shall have complied with all requirements of Section 8.07 hereof;

                  (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

         Section 4.11 APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Issuer or Certificate Paying Agent, as designee of the Issuer, as applicable, as the Indenture Trustee may determine, to the Holders of Notes, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12 REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Person shall be released from all further liability with respect to such monies.

         Section 4.13 TEMPORARY NOTES. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

         Section 5.01 EVENTS OF DEFAULT. The Issuer shall deliver to the Indenture Trustee within five days after learning of the occurrence any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee may, and, at the written direction of the Holders of Notes with a majority of the Voting Rights, shall, declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration (a) 100% of the aggregate Note Balance then outstanding, (b) the aggregate of any Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) on the Notes remaining unpaid immediately prior to such date of acceleration, (c) accrued and unpaid interest thereon through the date of acceleration and (d) the aggregate of any Interest Carry Forward Amounts (plus accrued interest through the date of acceleration) remaining unpaid immediately prior to such date of acceleration.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the aggregate Note Balance of all Notes, by written notice to the Issuer and the Indenture Trustee may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (A) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (B) all sums reasonably paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest (including the Accrued Note Interest) on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal (including the Group I Principal Payment Amount or Group II Principal Payment Amount, as applicable, and the Group I Overcollateralization Increase Amount or the Group II Overcollateralization Increase Amount, as applicable) of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee pay to the Indenture Trustee, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest at the Note Accrual Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 11.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04 REMEDIES; PRIORITIES. (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee may do one or more of the following (subject to Section 5.05 hereof):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance

         Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (1) the Holders of 100% of the then aggregate outstanding Voting Rights consent to such sale, (2) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest or (3) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of 66 2/3% of the then aggregate outstanding Voting Rights. In determining such sufficiency or insufficiency with respect to clause
(B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

         (I) With respect to the Group I Mortgage Loans and Group I Notes:

         FIRST, to the Indenture Trustee, the Owner Trustee, the Servicer for amounts due under Section 6.07 hereof;

         SECOND, to the Servicer, any amounts required to pay the Servicing Fees then due and to reimburse the Servicer for Advances previously made by, and not previously reimbursed or retained, the Servicer and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances previously made by, and not previously reimbursed or retained by, the Servicer and to the Indenture Trustee reimbursement for any advances relating to Stayed Funds;

         THIRD, to the Holders of the Class IA-1 Notes, for payment of the Accrued Note Interest allocable to such Notes, if any, then due and unpaid through the day preceding the date on which such payment was made;

         FOURTH, to the Holders of the Class IM-1 Notes, for payment of the Accrued Note Interest allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

         FIFTH, to the Holders of the Class IM-2 Notes, for payment of the Accrued Note Interest allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

         SIXTH, to the Holders of the Class IB-1 Notes, for payment of the Accrued Note Interest allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

         SEVENTH, to the Holders of the Class IA-1 Notes, until the Note Balance of such Class has been reduced to zero;

         EIGHTH, to the Holders of the Class IM-1 Notes, until the Note Balance of such Class has been reduced to zero;

         NINTH, to the Holders of the Class IM-2 Notes, until the Note Balance of such Class has been reduced to zero;

         TENTH, to the Holders of the Class IB-1 Notes, until the Note Balance of such Class has been reduced to zero;

         ELEVENTH, to the Holders of the Class IA-1 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         TWELFTH, to the Holders of the Class IM-1 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         THIRTEENTH, to the Holders of the Class IM-1 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         FOURTEENTH, to the Holders of the Class IM-2 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         FIFTEENTH, to the Holders of the Class IM-2 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         SIXTEENTH, to the Holders of the Class IB-1 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         SEVENTEENTH, to the Holders of the Class IB-1 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes; and

         EIGHTEENTH, any remaining amount, to the Issuer or the Certificate Paying Agent as its designee, on behalf of the Certificateholders.

         (II) With respect to the Group II Mortgage Loans and Group II Notes

         FIRST, to the Indenture Trustee, the Owner Trustee, the Servicer for amounts due under Section 6.07 hereof;

         SECOND, to the Servicer, any amounts required to pay the Servicing Fees then due and to reimburse the Servicers of Advances previously made by, and not previously reimbursed or retained, the Servicer and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances previously made by, and not previously reimbursed or retained by, the Servicer and to the Indenture Trustee reimbursement for any advances relating to Stayed Funds;

         THIRD, to the Holders of the Class IIA-1 Notes, for payment of the Accrued Note Interest allocable to such Notes, if any, then due and unpaid through the day preceding the date on which such payment was made;

         FOURTH, to the Holders of the Class IIM-1 Notes, for payment of the Accrued Note Interest allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

         FIFTH, to the Holders of the Class IIM-2 Notes, for payment of the Accrued Note Interest allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

         SIXTH, to the Holders of the Class IIB-1 Notes, for payment of the Accrued Note Interest allocable to such Notes, if any due and unpaid through the day preceding the date on which such payment was made;

         SEVENTH, to the Holders of the Class IIA-1 Notes, until the Note Balance of such Class has been reduced to zero;

         EIGHTH, to the Holders of the Class IIM-1 Notes, until the Note Balance of such Class has been reduced to zero;

         NINTH, to the Holders of the Class IIM-2 Notes, until the Note Balance of such Class has been reduced to zero;

         TENTH, to the Holders of the Class IIB-1 Notes, until the Note Balance of such Class has been reduced to zero;

         ELEVENTH, to the Holders of the Class IIA-1 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         TWELFTH, to the Holders of the Class IIM-1 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         THIRTEENTH, to the Holders of the Class IIM-1 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         FOURTEENTH, to the Holders of the Class IIM-2 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         FIFTEENTH, to the Holders of the Class IIM-2 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         SIXTEENTH, to the Holders of the Class IIB-1 Notes, an amount equal to the Interest Carry Forward Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes;

         SEVENTEENTH, to the Holders of the Class IIB-1 Notes, an amount equal to the Allocated Realized Loss Amount (plus accrued interest through the date of acceleration) allocable to such Class of Notes; and

         EIGHTEENTH, any remaining amount, to the Issuer or the Certificate Paying Agent as its designee, on behalf of the Certificateholders.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05 OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06 LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 11.17 hereof:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the aggregate Note Balance of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the aggregate Note Balance of the Notes.

         It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the aggregate Note Balance of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their respective former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.11 CONTROL BY NOTEHOLDERS. The Holders of Notes with a majority of the Voting Rights shall have the right (subject to the provisions of Section 5.06) to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be at the written direction of the Holders of Notes with a majority of the Voting Rights as provided in
         Section 5.15;

                  (iii) if the conditions set forth in Section 5.05 hereof have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by the Holders of Notes with a majority of the Voting Rights to sell or liquidate the Trust Estate shall be of no force and effect.

         Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or, might materially adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.12 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Holders of Notes with a majority of the Voting Rights may waive any past Event of Default and its consequences except an Event of Default (i) with respect to payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note affected. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balance of the Most Senior Class of Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15 SALE OF TRUST ESTATE. (a) The power to effect any sale, liquidation or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

                  (a) the Holders of Notes with a majority of the Voting Rights consent to or direct the Indenture Trustee to make, such Sale, or

                  (b) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

                  (c) The Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Holders of Notes with a majority of the Voting Rights consent to such Sale.

         The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

         (c) Unless the Holders of Notes with a majority of the Voting Rights have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this
Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

         (iv) In connection with a Sale of all or any portion of the Trust
Estate,

                  (a) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (b) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be payable to the Holders of the Notes and Holders of the Certificates and
(B) the reasonable expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (c) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (d) the Indenture Trustee is hereby irrevocably appointed the agent and attorney- in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (e) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 5.16 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS. (a) Promptly following a written request from the Indenture Trustee to do so, the Issuer, in its capacity as holder of the Mortgage Loans, shall take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Mortgage Loans, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Mortgage Loan Purchase Agreement and the Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee, as pledgee of the Mortgage Loans may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the aggregate Note Balance of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Mortgage Loan Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Mortgage Loan Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01 DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.



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



         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         (h) The Indenture Trustee shall act in accordance with Sections 6.03 and 6.04 of the Servicing Agreements and shall act as successor to any of the Servicer in accordance with Section 6.02 of the related Servicing Agreement.

         (i) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

         The Indenture Trustee is hereby authorized to execute and shall execute the Servicing Agreement and shall perform its duties and satisfy its obligations thereunder. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Servicing Agreements and the performance of its duties and satisfaction of its obligations thereunder.

         The Issuer hereby instructs the Indenture Trustee to enter into the Cap Contract and the Cap Contract Pledge Agreement and shall perform its duties and satisfy its obligations thereunder. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Cap Contract and the Cap Contract Pledge Agreement, and the performance of its duties and satisfaction of its obligations thereunder.

         Section 6.02      RIGHTS OF INDENTURE TRUSTEE.

         (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee, which Officer's Certificate or Opinion of Counsel shall not be at the expense of the Indenture Trustee or the Trust Estate. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.



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



         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel chosen by it with due care, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         Section 6.03 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04 INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         Section 6.05 NOTICE OF EVENT OF DEFAULT. If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give notice thereof to the Noteholders. The Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 10 days after a Responsible Officer of the Indenture Trustee has actual knowledge thereof unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         Section 6.06 RESERVED.

         Section 6.07 COMPENSATION AND INDEMNITY. The Indenture Trustee shall withdraw from the Payment Account and pay the following amounts without priority: (i) on each Payment Date, the Indenture Trustee Fee to itself, (ii) on each Payment Date, the fee payable to the PMI Insurer and (iii) on each Payment Date in November, the fee payable to the Owner Trustee. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. In addition, the Indenture Trustee shall withdraw from the Payment Account to reimburse the Owner Trustee for all reasonable out-of pocket expenses incurred or made by it for all services rendered by it in its execution of the trust created under the Trust Agreement and in the exercise and performance of any of its powers and duties under the Trust Agreement (including rights to indemnification) and shall reimburse itself for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection. Such expenses shall include reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense


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



(including reasonable attorneys' fees) incurred by it in connection with the administration of this Trust Estate and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the reasonable fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith. It is understood by the parties hereto that a "claim" as used in this paragraph includes any claim for indemnification made by the Custodian under the Custodial Agreement.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08 REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority of the aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee. In addition, the Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee

(other than any Mortgage Files at the time held by the Custodian, which shall become the agent of any successor indenture trustee hereunder).

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09 SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Issuer and the Rating Agencies with prior written notice of any such transaction after the Closing Date.

         If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.



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



         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11 ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. If at any time the Indenture


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



Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 6.08 hereof.

         Section 6.12 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         Section 6.13 REPRESENTATIONS AND WARRANTIES. The Indenture Trustee hereby represents that:

                  (i) The Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

                  (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

                  (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                  (v) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Mortgage Loans.

         Section 6.14 DIRECTIONS TO INDENTURE TRUSTEE. The Indenture Trustee is hereby directed:

         (a) to accept the pledge of the Mortgage Loans and hold the assets of the Trust in trust for the Noteholders;

         (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1 through A-15 in accordance with the terms of this Indenture;

         (c) to take all other actions as shall be required to be taken by the terms of this Indenture; and


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




         (d) to enter into the Cap Contract and the Cap Contract Pledge
Agreement.

         Section 6.15 INDENTURE TRUSTEE MAY OWN NOTES. The Indenture Trustee, in its individual or any other capacity may become the owner or pledgee of Notes with the same rights it would have if it were not Indenture Trustee.

         Section 6.16 THE AGENTS. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its indemnity shall inure also to the Paying Agent, the Note Registrar, the Certificate Paying Agent and the Certificate Registrar.

         Section 6.17 APPOINTMENT OF CUSTODIAN. The Indenture Trustee may, with the consent of the Issuer, appoint the Custodian to hold all or a portion of the Mortgage Files as agent for the Indenture Trustee, by entering into the Custodial Agreement. The appointment of the Custodian may at any time be terminated and a substitute Custodian appointed therefor upon the reasonable request of the Servicer to the Indenture Trustee, the consent to which shall not be unreasonably withheld. The Indenture Trustee initially appoints The Bank of New York as Custodian, and the Issuer consents to such appointment. Subject to
Article VI hereof, the Indenture Trustee agrees to comply with the terms of the Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Noteholders having an interest in any Mortgage File held by the Custodian. The Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. The Custodial Agreement may be amended only as provided in the Custodial Agreement. In no event shall the appointment of the Custodian pursuant to the Custodial Agreement diminish the obligations of the Indenture Trustee hereunder.


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                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         Section 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss.312(c).

         Section 7.03 REPORTS BY ISSUER.

         (a) The Indenture Trustee shall:

                  (i) Within 15 days after each Payment Date, the Indenture Trustee shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Noteholders for such Payment Date as an exhibit thereto. Prior to January 30, 2003, the Indenture Trustee shall file a Form 15 Suspension Notification with respect to the Trust Estate, if applicable. Prior to March 30, 2003, the Indenture Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Estate. The Issuer hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Issuer. Such power of attorney shall continue until the earlier of
         (i) receipt by the Indenture Trustee from the Issuer of written termination of such power of attorney and (ii) the termination of the Trust Estate. At least three Business Days prior to filing any Form 8-K or Form 10-K pursuant to this Section 7.03, the Indenture Trustee shall deliver a copy of such Form 8-K or Form 10-K, as the case may be, to the Issuer and the Depositor. The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Indenture and the Mortgage Loans as the


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



         Indenture Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.

                  (ii) use its best efforts to file with the Depositor and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Depositor (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         (c) The Issuer hereby agrees to furnish such information and otherwise cooperate with the Indenture Trustee as necessary for the Indenture Trustee to perform its duties as provided in this Section 7.03.

         (d) The Indenture Trustee may conclusively rely upon any information provided by the Servicer or the Depositor in its preparation of the foregoing reports pursuant to this Section 7.03.

         Section 7.04 REPORTS BY INDENTURE TRUSTEE.

         If required by TIA ss. 313(a), within 60 days after each January 1 beginning with January 1, 2002, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b). A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

         Section 7.05 STATEMENTS TO NOTEHOLDERS. Subject to Section 3.28 of this Indenture, with respect to each Payment Date, the Indenture Trustee shall deliver to each Certificateholder and Noteholder, the Issuer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency a statement setting forth the following information as to the Notes, to the extent applicable:

                  (i) the amount of the payment made on such Payment Date to the Holders of each Class of Notes allocable to principal or reduction of the Class IN Notional Amount or Class IIN Notional Amount, separately identified;



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



                  (ii) the amount of the payment made on such Payment Date to the Holders of each Class of Notes allocable to interest, Class IX Distributable Amount or Class IIX Distributable Amount, separately identified;

                  (iii)(A) the Group I Overcollateralization Amount, the Group I Overcollateralization Release Amount, the Group I Overcollateralization Deficiency and the Group I Overcollateralization Target Amount as of such Payment Date and the Group I Monthly Excess Interest Amount and Group I Monthly Excess Cashflow Amount for such Payment Date and (B) the Group II Overcollateralization Amount, the Group II Overcollateralization Release Amount, the Group II Overcollateralization Deficiency and the Group II Overcollateralization Target Amount as of such Payment Date and the Group II Monthly Excess Interest Amount and Group II Monthly Excess Cashflow Amount for such Payment Date ;

                  (iv) the aggregate amount of servicing compensation received by the Servicer during the related Collection Period and accrued and unpaid Special Servicing Fees;

                  (v) the aggregate amount of Advances for the related Collection Period;

                  (vi) the Principal Balance of the Group I Mortgage Loans and the Principal Balance of the Group II Mortgage Loans, in each case, at the close of business at the end of the related Collection Period;

                  (vii) the number, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                  (viii) the number and aggregate unpaid principal balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the calendar month preceding such Payment Date;

                  (ix) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                  (x) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Payment Date, and, cumulatively, the total number and cumulative principal balance of all REO Properties as of the close of business of the last day of the preceding Collection Period;

                  (xi) the aggregate amount of Principal Prepayments made during the related Prepayment Period;



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



                  (xii) the aggregate amount of prepayment penalties collected or deposits by the Servicer in lieu thereof pursuant to Section 3.01 of the Servicing Agreement during the related Collection Period and the amounts thereof allocable to the Class IN Notes, the Class IIN Notes, the Class IX Notes and the Class IIX Notes;

                  (xiii) the aggregate amount of Realized Losses for each Loan Group incurred during the related Collection Period and the cumulative amount of Realized Losses;

                  (xiv) the Note Balance, or Notional Amount, as applicable, of each Class of Notes, after giving effect to the payments, and allocations of Realized Losses or Applied Realized Loss Amounts, as applicable, made on such Payment Date, separately identifying any reduction thereof due to allocations of Realized Losses or Applied Realized Loss Amounts;

                  (xv) the beginning balance of amounts on deposit in the Excess Reserve Fund as of the preceding Payment Date, any withdrawals from and deposits into the Excess Reserve Fund as of the Payment Date, and the ending balance of amounts on deposit in the Excess Reserve Fund on such Payment Date;

                  (xvi) [Reserved];

                  (xvii) the Accrued Note Interest in respect of each Class of Notes for such Payment Date, separately identifying the portions thereof attributable to Rate Payments, and the respective portions thereof, if any, remaining unpaid following the payments made in respect of such Notes on such Payment Date;

                  (xviii) the aggregate amount of any Prepayment Interest Shortfalls for each Loan Group for such Payment Date, to the extent not covered by payments by the Servicer pursuant to Section 3.23;

                  (xix) [Reserved];

                  (xx) with respect to each Loan Group, the Principal Balance of the Re-performing 60+ Day Delinquent Loans;

                  (xxi) the amount of the Trustee Fee paid;

                  (xxii) LIBOR Carryover Amounts for the Class IA-1 Notes, Group I Mezzanine Notes and Group II Notes paid on such Payment Date and the amounts remaining after giving effect to payments thereof on such Payment Date;

                  (xxiii) any Group I Overcollateralization Deficiency or Group II Overcollateralization Deficiency, in each case, after giving effect to the payment of principal on such Payment Date;

                  (xxiv) whether a Group I Trigger Event or Group II Trigger Event has occurred and is continuing, and the cumulative Realized Losses for each Loan Group, as a percentage of


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         the original Principal Balance of the Group I Mortgage Loans or Group
         II Mortgage Loans, as applicable;

                  (xxv) the Available Funds for each Loan Group;

                  (xxvi) the rate at which interest accrues for each Class of Notes for such Payment Date;

                  (xxvii) the Liquidation Report for each Loan Group for such Payment Date;

                  (xxviii) [Reserved]

                  (xxix) the aggregate Principal Balance of Mortgage Loans purchased by the Servicer or Seller during the related Collection Period and indicating the Section of the Servicing Agreement or Mortgage Loan Purchase Agreement requiring or allowing the purchase of each such Mortgage Loan; and

                  (xxx) the aggregate Principal Balance of the Mortgage Loans repurchased by the Servicer during the related Collection Period in connection with Section 3.16 of the Servicing Agreement.

                  The Indenture Trustee may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided to it by the Servicer in accordance with Section 4.01 of the Servicing Agreement.

                  In the case of information furnished pursuant to subclauses
(i) through (iii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

         Section 7.06 BOOKS AND RECORDS. The Issuer hereby covenants with the Indenture Trustee that, so long as any of the Notes remain Outstanding, it shall:

         (a) at all times cause to be kept proper books of account and allow the Indenture Trustee and any person appointed by it, to whom the Issuer shall have no reasonable objection, access to the books of account of the Issuer at all reasonable times, on reasonable prior notice and during normal business hours;

         (b) at all times conduct and continue to conduct business in its own corporate name;

         (c) at all times act and continue to act through its duly authorized officers and agents; and

         (d) so far as permitted by law, at all times cause to be given to the Indenture Trustee such information as it shall reasonably require for the purpose of the discharge of the duties, powers, trusts, authorities and discretions vested in it by this Indenture or by operation of law.




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                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02 TRUST ACCOUNTS. (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders, the Payment Account as provided in Section 3.01 of this Indenture.

         (b) All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders and all investments made with such monies including all income or other gain from such investments are for the benefit of the Indenture Trustee.

         On each Payment Date, the Indenture Trustee shall pay all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and in its capacity as Certificate Paying Agent to Certificateholders in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)).

         The Indenture Trustee may invest any funds in the Payment Account in Permitted Investments, in its discretion, maturing no later than the Business Day preceding each Payment Date (provided, however, that with respect to Permitted Investments that consist of obligations of the Indenture Trustee or its Affiliates, such Permitted Investments may mature on the related Payment
Date) and such Permitted Investments shall not be sold or disposed of prior to their maturity. All income or other gain from such investments may be released from the Payment Account and paid to the Indenture Trustee from time to time as part of its compensation for acting as Indenture Trustee.

         Section 8.03 OFFICER'S CERTIFICATE. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.


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         Section 8.04 TERMINATION UPON PAYMENT TO NOTEHOLDERS. This Indenture
and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the payment to the Noteholders, the Certificate Paying Agent (on behalf of the Certificateholders) and the Indenture Trustee of all amounts required to be paid pursuant to Article III; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         Section 8.05 RELEASE OF TRUST ESTATE. (a) Subject to the payment of its reasonable fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture.

         (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding and (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

         (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate.

         Section 8.06 SURRENDER OF NOTES UPON FINAL PAYMENT. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

         Section 8.07 OPTIONAL REDEMPTION OF THE NOTES.

         (a) The Group I Notes may be redeemed if the Servicer (or an affiliate of the Servicer) exercises its option to purchase the Mortgage Loans from Loan Group I in accordance with Section 5.06 of the Servicing Agreement. The Group II Notes may be redeemed if the Servicer (or an affiliate of the Servicer) exercises its option to purchase the Mortgage Loans from Loan Group II in accordance with Section 5.06 of the Servicing Agreement.

         (c) Following receipt of the notice and the aggregate Redemption Price, calculated as specified in Section 5.06 of the Servicing Agreement, the Indenture Trustee shall provide notice to the Noteholders of the final payment on the Notes and shall apply such funds to make final payments of principal and interest on the Notes in accordance with Section 3.05(a) hereof, and this Indenture shall be discharged, subject to the provisions of Section 4.10 hereof.

         (d) With respect to the Group I Mortgage Loans, in the event that the Servicer (or an affiliate of the Servicer) exercises its purchase option as provided above, Loan Group I shall be terminated in accordance with the following additional requirements, unless the Indenture Trustee shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust Estate to comply with the requirements of this Section will not (i) result in the imposition of taxes on


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"prohibited transactions" of the Trust Estate as defined in Section 860F of the
Code or (ii) cause any REMIC constituting part of the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) The Indenture Trustee shall designate a date within 90 days prior to the final Payment Date as the date of adoption of plans of complete liquidation of each REMIC and shall specify such date in the final federal income tax return of each REMIC;

                  (ii) After the date of adoption of such plans of complete liquidation and at or prior to the final Payment Date, the Indenture Trustee shall sell all of the assets of Loan Group I to the Servicer (or an affiliate of the Servicer) for cash; and

                  (iii) At the time of the making of the final payment on the Group I Notes, the Class IX Notes, the Class IN Notes, the Class R Notes and the Class R-4 Notes, the Indenture Trustee shall pay or credit, or cause to be paid or credited in the following order of priority (A) to the Holders of each of the Class IA-1 and the Class A-IO Notes, one month's interest thereon at the applicable Note Rate, and to the Class IA-1 Notes, its Note Balance, (B) to the Holders of each of the Class IM-1, Class IM-2, Class IB-1 Notes, the related Note Balance, as applicable, plus one month's interest thereon at the applicable Note Rate, (C) to the Holders of the Class IN and Class IX Notes in respect of the Class IX/N Interest, the amount of any remaining Group I Monthly Excess Cashflow Amounts not previously paid thereon, (C) to the remaining REMIC Regular Interests the amounts allocable thereto pursuant to Article X and (D) to the Holders of the Class R Notes, in respect of the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest, all cash on hand after such payment (other than cash retained to meet claims), except that any remaining amounts payable from REMIC 4 after payment to the Class IX/N Interest shall be distributed to the Class R-4 Notes, and Loan Group I shall terminate at such time.

                  (b) By their acceptance of Notes, the Holders thereof hereby agree to appoint the Indenture Trustee as their attorney in fact to: (i) designate such date of adoption of plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.



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                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.
(a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form reasonably satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct any error, or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein, in any supplemental indenture or in the Prospectus Supplement;

                  (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes;

                  (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                  (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; PROVIDED, HOWEVER, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not have any material adverse tax consequences to the Noteholders. The Indenture Trustee is hereby authorized to


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         join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or (ii) cause the Issuer to be subject to an entity level tax.

         (c) The Issuer and the Indenture Trustee shall, as directed by the Holders of Certificates which represent not less than 100% of the Certificate Percentage Interests thereof, enter into an indenture or indentures supplemental hereto for the purpose of providing for the issuance of one or more additional classes of Notes entitled to payments derived solely from all or a portion of the payments to which the Certificates issued on the Closing Date pursuant to the Trust Agreement are entitled; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or (ii) cause the Issuer to be subject to an entity level tax. Each such class of Notes shall be a non-recourse obligation of the Issuer and shall be entitled to interest and principal in such amounts, and to such security for the repayment thereof, as shall be specified in such amendment or amendments. Promptly after the execution by the Issuer and the Indenture Trustee of any amendments pursuant to this Section or the creation of a new indenture and the issuance of the related class or classes of Notes, the Issuer shall require the Indenture Trustee to give notice to the Holders of the Notes and the Rating Agencies setting forth in general terms the substance of the provisions of such amendment. Any failure of the Indenture Trustee to provide such notice as is required under this paragraph, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or any class of Notes issued pursuant thereto.

         Section 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the prior consent of the Holders of not less than a majority of the aggregate Note Balance of the Notes affected thereby by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the Sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this


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         Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                  (ii) reduce the percentage of the related Note Balance or Notional Amount, as applicable, of any Class of Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                  (iv) reduce the percentage of the aggregate Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

                  (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders (as defined in Section 10.03) under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes and the Custodian to which such amendment or supplemental indenture relates a notice setting forth


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in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and conforms to the requirements of the Trust Indenture Act. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


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                                    ARTICLE X

                              REMIC ADMINISTRATION

         Section 10.01 INDENTURE TRUSTEE TO ADMINISTER REMICs.

         (a) The Indenture Trustee shall make or cause to be made REMIC elections for each of REMIC 1, REMIC 2, REMIC 3 and REMIC 4 as set forth in this Indenture and the Appendix on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Group I Notes are issued. The regular interests and residual interest in each REMIC shall be as designated in Section 10.04.

         (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of Section 860G(a)(9) of the Code.

         (c) The Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including, but not limited to, any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Servicer in fulfilling its duties hereunder. The Servicer shall be entitled to reimbursement of expenses to the extent provided in clause
(i) above from the Collection Account.

         (d) The Indenture Trustee shall prepare or cause to be prepared, sign and file or cause to be filed, each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Indenture Trustee.

         (e) The Holder of the Class R Notes holding the largest Percentage Interest shall be the "tax matters person" as defined in the REMIC Provisions (the "Tax Matters Person") with respect to each of REMIC 1, REMIC 2 and REMIC 3. The Holder of the Class R-4 Notes holding the largest Percentage Interest shall be the Tax Matters Person with respect to REMIC 4. The Indenture Trustee is irrevocably designated as and shall act as attorney-in-fact and agent for each Tax Matters Person for each REMIC. The Indenture Trustee, as agent for the Tax Matters Person, shall perform, on behalf of each REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Indenture Trustee, as agent for the Tax Matters Person, shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Note to any disqualified person or organization and (ii) to the Noteholders such information or reports as are required by the Code or REMIC Provisions.



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         (f) The Indenture Trustee, the Servicer, and the Holders of Notes shall take any action or cause any REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Indenture Trustee, the Servicer, nor the Holder of any Residual Note shall take any action or cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Indenture Trustee and the Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Note will consult with the Indenture Trustee and the Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Indenture Trustee or the Servicer has advised it in writing that an Adverse REMIC Event could occur.

         (g) Each Holder of a Residual Note shall pay when due its PRO RATA share of any and all taxes imposed on any REMIC by federal or state governmental authorities. To the extent that such REMIC taxes are not paid by Residual Noteholders, the Indenture Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise payable to the Holder of the Residual Note in each REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to Holders of the REMIC Regular Interests or the Notes, as the case may be.

         (h) The Indenture Trustee, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each REMIC on a calendar year and on an accrual basis.

         (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in the Mortgage Loan Purchase Agreement with respect to Eligible Substitute Mortgage Loans.

         (j) Neither the Indenture Trustee nor the Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

         (k) On or before April 15th of each calendar year beginning in 2002, the Servicer shall deliver to the Indenture Trustee and each Rating Agency an Officer's Certificate stating the Servicer's compliance with the provisions of this Section 10.01.

         (l) The Indenture Trustee shall treat the Excess Reserve Fund Account as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class IX Noteteholders and that is not an asset of any REMIC. The Indenture Trustee shall treat the


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



rights of the Offered Notes to receive payments from the Excess Reserve Fund Account in respect of LIBOR Carryover Amounts as a right in interest rate cap contracts written by the Class IX and Class IN Noteholders, as beneficial equity owners of the Class IX/N Interest, in favor of the Offered Noteholders, and the Indenture Trustee shall account for such as property held separate and apart from the regular interests it holds in the REMICs created hereunder. This provision is intended to satisfy the requirements of Treasury Regulation Section 1.860G-2(i) for the treatment of property rights coupled with regular interests to be separately respected and shall be interpreted consistent with such regulation. On each Payment Date, to the extent the Class IA-1 Notes or Group I Mezzanine Notes receive interest in excess of the Group I Pool Cap, such interest will be treated as distributed to the Class IX/N Interest, pro rata, and then paid to the Excess Reserve Fund Account and then paid to the Offered Notes, respectively, pursuant to the related interest rate cap agreement.

         Section 10.02 PROHIBITED TRANSACTIONS AND ACTIVITIES.

         Neither the Seller, the Depositor, the Servicer nor the Indenture Trustee shall sell, dispose of, or substitute for any of the Group I Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Group I Mortgage Loan, (ii) the bankruptcy of the Trust Estate, (iii) the termination of any REMIC pursuant to Article X of this Agreement, (iv) a substitution pursuant to the Servicing Agreement or (v) a repurchase of Group I Mortgage Loans pursuant to the Servicing Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Payment Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of such REMIC as a REMIC or of the interests therein other than the Residual Notes as the regular interests therein, (b) affect the payment of interest or principal on the Notes, (c) result in the encumbrance of the assets transferred or assigned to the Trust Estate (except pursuant to the provisions of this Agreement) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

         Section 10.03 INDEMNIFICATION WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC STATUS.

         In the event that any REMIC formed hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Note against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Indenture Trustee, the Depositor or the Holder of such Residual Note, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Note on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Note now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and


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



obligations set forth herein, and (3) for any special or consequential damages to Noteholders (in addition to payment of principal and interest on the Notes).

         Section 10.04 REMIC PAYMENT RULES.

                                     REMIC 1

         REMIC 1 will be evidenced by Class T-1A, Class T-1B and Class T-1C, which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC 1. The REMIC 1 interests will have the following designations, initial principal balances, pass-through rates and Latest Possible Maturity Dates:



            Class                Initial Uncertificated           Uncertificated
         Designation               Principal Balance            REMIC 1 Note Rate       Latest Possible Maturity Date
         -----------               -----------------            -----------------       -----------------------------
            T-1A                    $ 89,039,838.00                    (1)                    November 25, 2033
            T-1B                    $118,604,756.92                    (1)                    November 25, 2033
            T-1C                    $ 46,754,942.36                    (2)                    November 25, 2033

--------------
(1) Calculated pursuant to the definition of the Weighted Average Net Mortgage Rate of the Group I Mortgage Loans with a Net Mortgage Rate equal to or in excess of 8.00%.
(2) Calculated pursuant to the definition of the Weighted Average Net Mortgage Rate of the Group I Mortgage Loans with a Net Mortgage Rate less than 8.00%.

         On each Payment Date, distributions of principal on Group I Mortgage Loans with Weighted Average Net Mortgage Rates equal to or in excess of 8.00% will be made first, to T-1B until it is reduced to zero, and then to T-1A until it is reduced to zero. On each Payment Date, payments of interest on Group I Mortgage Loans with Weighted Average Net Mortgage Rates less than 8.00% will be made to T-1C until it is reduced to zero. Any remaining distributions will be made to the Class R-1 Interest.




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



                                     REMIC 2
                                     -------

         REMIC 2 will be evidenced by the T2-Accrual Interest (the "Subsidiary REMIC Accrual Class"), Class T2-A-1A, Class T2-M-1, Class T2-M-2 and Class T2-B-1 Interests (the "Subsidiary REMIC Accretion Directed Classes"), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC 2. The REMIC 2 Interests will have the following designations, initial principal balances, Note Rates, Corresponding Classes of REMIC 3 Notes ("Corresponding Classes") and Latest Possible Maturity Dates:



        Class           Initial Uncertificated    Uncertificated REMIC 2                          Latest Possible
     Designation          Principal Balance             Note Rate         Corresponding Class      Maturity Date
     -----------          -----------------             ---------         -------------------      -------------
                       1/2 Mortgage Loan balance
                            plus 1/2 of the
                        Overcollateralization
     T2-Accrual                 Amount                     (1)                    N/A            November 25, 2033

       T2-A-IO                   (2)                       (3)                   IA-IO           November 25, 2033

                      1/2 of the Principal Balance
       T2-A-1A        of the Corresponding Class           (1)                    IA-1           November 25, 2033

                   1/2 of the Principal Balance
       T2-M-1         of the Corresponding Class           (1)                    IM-1           November 25, 2033

                   1/2 of the Principal Balance
       T2-M-2         of the Corresponding Class           (1)                    IM-2           November 25, 2033

       T2-B-1      1/2 of the Principal Balance            (1)                    IB-1           November 25, 2033
                      of the Corresponding Class

---------------
(1) For the period up to and including the Payment Date in November 2002, the weighted average of the interest rates on T-1A and T-1B and T-1C, where the interest rate on T-1A is first reduced by 8.00% for the first through the sixth Payment Dates and 5.00% for the seventh through the twelfth Payment Dates; for all periods thereafter, the weighted average of the interest rates on T-1A and T-1B and T-1C.
(2) For the period up to and including the Payment Date in November 2002, a notional amount equal to the principal balance of T-1A; for all periods thereafter, zero.
(3) For the first through the sixth Payment Dates, 8.00% and for the seventh through the twelfth Payment Dates, 5.00%; for all periods thereafter, 0%.

         On each Payment Date, 50% of the increase in the Group I Overcollateralization Amount will be payable as a reduction of the principal balances of the Subsidiary REMIC Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Group I Overcollateralization Amount that is attributable to a reduction in the principal balance of its Corresponding Class) and will be accrued and added to the principal balance of the Subsidiary REMIC Accrual Class. All payments of scheduled principal and prepayments of principal generated by the Group I Mortgage Loans shall be allocated 50% to the Subsidiary REMIC Accrual Class, and 50% to the Subsidiary REMIC Accretion Directed Classes (principal payments shall be allocated among such Subsidiary REMIC Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class IX/N Interest that result in a reduction in the Group I Overcollateralization Amount shall be allocated to the Subsidiary REMIC Accrual Class (until paid in full). Realized Losses shall be applied so that after all payments have been made on each Payment Date (i) the principal balances of each of the Subsidiary REMIC Accretion Directed Classes is equal to 50% of the principal balance of their Corresponding Class,


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



and (ii) the Subsidiary REMIC Accrual Class is equal to 50% of the aggregate principal balance of the Group I Mortgage Loans plus 50% of the Group I Overcollateralization Amount.

                                     REMIC 3
                                     -------

         The REMIC 3 Interests will have the following designations, REMIC Pass-Through Rates, Original Class Note Balance or Original Class IX/N Notional Amount and Latest Possible Maturity Date for each Class of Notes comprising the interests in REMIC 3:



                                     Initial Class
      Class Designation               Note Balance               REMIC Note Rate        Latest Possible Maturity Date
      -----------------               ------------               ---------------        -----------------------------
            IA-IO                         (1)                          (2)                    November 25, 2033

            IA-1                    $228,959,000.00                    (3)                    November 25, 2033

            IM-1                    $ 10,176,000.00                    (4)                    November 25, 2033

            IM-2                     $ 6,360,000.00                    (5)                    November 25, 2033

            IB-1                     $ 5,088,000.00                    (6)                    November 25, 2033

           IT3-X/N                        (7)                          (7)                    November 25, 2033

            Total                  $250,583,000.00(8)                  N/A                           N/A

------------------
(1) Class IA-IO has no principal balance but rather a notional balance, initially equal to the lesser of (i) $89,039,838 and the Principal Balance of the Group I Mortgage Loans with Mortgage Rates equal to or in excess of 8.00%. Class IA-IO shall be entitled to 100% of amounts received on Class T2-AIO.
(2) Interest will accrue on the Class IA-IO Notes during each Interest Accrual Period at a rate equal to (i) during the first twelve Interest Accrual Periods, the Class IA-IO Note Rate and (ii) thereafter, 0%. As a result, no payments will be made on the Class IA-IO Note after the November 2002 Payment Date.
(3) Interest will accrue on the Class IA-1 Notes at a rate equal to the least of: (i) the Class IA-1 Note Rate and (ii) the Group I Pool Cap for such Payment Date. The rate under clause (i) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30 day months.
(4) Interest will accrue on the Class IM-1 Notes at a rate equal to the lesser of: (i) the Class M-1 Note Rate and (ii) the Group I Pool Cap for such Payment Date. The rate under clause (i) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30 day months.
(5) Interest will accrue on the Class IM-2 Notes at a rate equal to the lesser of: (i) the Class M-2 Note Rate and (ii) the Group I Pool Cap for such Payment Date. The rate under clause (i) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30 day months.
(6) Interest will accrue on the Class IB-1 Notes at a rate equal to the lesser of: (i) the Class IB-1 Note Rate and (ii) the Group I Pool Cap for such Payment Date. The rate under clause (i) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30 day months.
(7) The Class IT3-X/N Interest is uncertificated, will have no principal balance and will bear interest at its respective Class IT3-X/N Pass-Through Rate on its Class IX/N Notional Amount. The Class IT3-X/N Interest is hereby designated as a REMIC "regular interest" for federal income tax purposes. The Class IT3-X/N Interest will also be entitled to principal in the amount of the Group I Overcollateralization Release Amount as part of the payment of Group I Monthly Excess Cashflow Amounts in conformity with
     Section 4.02(c).
(8) Exclusive of the Class IA-IO Notional Amount and the Class IX/N Notional Amount.

         The Class R-3 Interest is hereby designated as the sole class of residual interest in REMIC 3. The Class R Notes will represent beneficial ownership of the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest.

                                     REMIC 4
                                     -------

         REMIC 4 will be evidenced by the Class IX/N Interest, which will be uncertificated and is hereby designated as the "regular interest" in REMIC 4. The REMIC 4 interest will have the following designation, initial principal amount, pass-through rate and Latest Possible Maturity Date:



                                                                                          Latest Possible Maturity
      Class Designation        Initial Principal Balance            Note Rate                       Date
      -----------------        -------------------------            ---------                       ----
IX/N Interest                             (1)                          (2)                    November 25, 2033

(1) The Class IX/N Notional Amount. The Class IX/N Interest will be entitled to principal in the amount of the Overcollateralization Release Amount as part of the distribution of Group I Monthly Excess Cashflow Amounts in conformity with Section 4.02(c).
(2)  The Class IX/N Interest Pass-Through Rate.

         The Class R-4 Interest is hereby designated as the sole class of residual interest in REMIC 4. The Class R-4 Note will represent beneficial ownership of the Class R-4 Interest.



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



                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

         Section 11.01 COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                  (5) if the Signer of such Certificate or Opinion is required to be Independent, the Statement required by the definition of the term "Independent".

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause
(iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then aggregate Note Balance of the Notes.

                  (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect, sell or otherwise dispose of the Mortgage Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing January 31, 2002, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

         Section 11.02 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless, in the case of an Opinion of Counsel, such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 11.03 ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 11.04 NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office for the Indenture Trustee. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer, or

                  (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Salomon Mortgage Loan Trust, Series 2001-CB4, in care of Wilmington Trust Company at the Corporate Trust Office for the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, A Division of the McGraw-Hill Companies, Inc., 55 Water Street - 41 Floor, New York, New York 10041, Attention of Asset st Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 11.05 NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 11.06 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

         Section 11.07 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 11.08 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 11.09 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 11.10 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.12 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS,

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.14 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.15 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 11.16 ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

         Section 11.17 NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         Section 11.18 INSPECTION. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the

Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                             SALOMON MORTGAGE LOAN TRUST 2001-
                             CB4,

                                      By:      Wilmington Trust Company
                                               not in its individual capacity
                                               but solely as Owner Trustee

                             By: /s/ Patricia A. Evans
                                ------------------------------------------------
                             Name:   Patricia A. Evans
                             Title:  Senior Financial Services Officer

                             U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee


                             By: /s/ Sheryl Christopherson
                                ------------------------------------------------
                             Name:   Sheryl Christopherson
                             Title:  Vice President


U.S. BANK NATIONAL ASSOCIATION
hereby accepts the appointment as Paying
Agent pursuant to Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.


By: /s/ Sheryl Christopherson
   -----------------------------------------
Name:   Sheryl Christopherson
Title:  Vice President

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF RAMSEY        )

         On this __th day of December, 2001, before me personally appeared___________, to me known, who being by me duly sworn, did depose and say, that he resides at St. Paul, Minnesota, that he is the ________________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.



                                                ______________________________
                                                         Notary Public

STATE OF DELAWARE       )
                        ) ss.:
COUNTY OF NEW CASTLE    )

         On this 27th day of December, 2001, before me personally appeared ________________, to me known, who being by me duly sworn, did depose and say, that he resides at Wilmington, Delaware, that he is the __________________ of Wilmington Trust Company, as Owner Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.


                                                ______________________________
                                                         Notary Public


NOTARIAL SEAL

                                    EXHIBITS

                                   EXHIBIT A-1

                            FORM OF CLASS IA-IO NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-BASS Mortgage Loan Asset-Backed Note


Registered                                       Notional Amount: $89,039,838.00

Class IA-IO                                      Percentage Interest: 100.00%

No. 1                                            Note Rate: Variable

CUSIP No.12489 WD X9

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, interest on a notional amount of $89,039,838.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of interest on the Class IA-IO Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  The Note Rate for the Class IA-IO Notes for the first through the sixth Payment Dates is 8.000% per annum, for the seventh through the twelfth Payment Dates is 5.000% per annum and thereafter is 0.00% per annum.

                  Interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                    Interest on this Class IA-1 Note will accrue for each Payment Date from and including the first day of each month, commencing November 1, 2001, to and including the last day of such month. Interest will be computed on the basis of a 360-day year assumed to consist of twelve 30-day months. Interest on this Class IA-IO Note shall be paid in the manner specified in the Indenture. Interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately.

                  Payments of interest on this Note due and payable on each Payment Date, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Notional Amount, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IA-IO Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-2

                            FORM OF CLASS IA-1 NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IA-1                                   Principal Amount: $228,959,000.00

No. 1                                        Percentage Interest: 100.00%

CUSIP No.12489 WD Y7                         Note Rate: Variable

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $228,959,000.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Class IA-1 Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Interest on the Class IA-1 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. For each Payment Date, the Note Rate for the Class IA-1 Notes is the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class IA-1 Note Margin and
(ii) the Group I Pool Cap. For each Payment Date, the Note Margin for the Class IA-1 Notes (i) on or prior to the Optional Redemption Date for the Group I Mortgage Loans is 0.450% per annum and (ii) following the Optional Redemption Date for the Group I Mortgage Loans is 0.900% per annum. Interest on this Class IA-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this Class IA-1 Note shall be paid in the manner specified in the Indenture.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its

C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in November 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately. All principal payments on the Notes shall be made PRO RATA to the holders of Notes entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IA-1 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-3

                            FORM OF CLASS IM-1 NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IA-IO AND CLASS IA-1 NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IM-1                                   Principal Amount: $10,176,000.00

No. 1                                        Percentage Interest: 100.00%

CUSIP No.12489 WD Z4                         Note Rate: Variable

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $10,176,000.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the IM-1 Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Interest on the IM-1 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. For each Payment Date, the Note Rate for the Class IM- 1 Notes is the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class IM-1 Note Margin and
(ii) the Group I Pool Cap. For each Payment Date, the Note Margin for the Class IM-1 Notes (i) on or prior to the Optional Redemption Date for the Group I Mortgage Loans is 1.0000% per annum and (ii) following the Optional Redemption Date for the Group I Mortgage Loans is 1.500% per annum. Interest on this IM-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this IM-1 Note shall be paid in the manner specified in the Indenture.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its

C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in November 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately. All principal payments on the Notes shall be made PRO RATA to the holders of Notes entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class 1M-1 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-4

                            FORM OF CLASS IM-2 NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IA-IO, CLASS IA-1 AND CLASS IM-1 NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IM-2                                 Principal Amount: $6,360,000.00

No. 1                                      Percentage Interest: 100.00%

CUSIP No.12489 WE A8                       Note Rate: Variable

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $6,360,000.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the IM-2 Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Interest on the IM-2 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. For each Payment Date, the Note Rate for the Class IM- 2 Notes is the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class IM-2 Note Margin and
(ii) the Group I Pool Cap. For each Payment Date, the Note Margin for the Class IM-2 Notes (i) on or prior to the Optional Redemption Date for the Group I Mortgage Loans is 1.550% per annum and (ii) following the Optional Redemption Date for the Group I Mortgage Loans is 2.325% per annum. Interest on this IM-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this IM-2 Note shall be paid in the manner specified in the Indenture.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the

Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in November 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately. All principal payments on the Notes shall be made PRO RATA to the holders of Notes entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner

Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IM-2 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-5

                            FORM OF CLASS IB-1 NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IA-IO, CLASS IA-1, CLASS IM-1 AND CLASS IM-2 NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IB-1                                 Principal Amount: $5,088,000.00

No. 1                                      Percentage Interest: 100.00%

CUSIP No.12489 WE B6                       Note Rate: Variable

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $5,088,000.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the IB-1 Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Interest on the IB-1 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. For each Payment Date, the Note Rate for the Class IB- 1 Notes is the lesser of (i) LIBOR as of the related LIBOR Determination Date, plus the Class IB-1 Note Margin and
(ii) the Group I Pool Cap. For each Payment Date, the Note Margin for the Class IB-1 Notes (i) on or prior to the Optional Redemption Date for the Group I Mortgage Loans is 2.250% per annum and (ii) following the Optional Redemption Date for the Group I Mortgage Loans is 3.375% per annum. Interest on this IB-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this IB-1 Note shall be paid in the manner specified in the Indenture.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the

Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in November 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately. All principal payments on the Notes shall be made PRO RATA to the holders of Notes entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner

Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IB-1 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-6

                             FORM OF CLASS IX NOTES

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IA-IO, CLASS IA-1, CLASS IM-1, CLASS IM-2, CLASS IB-1 AND CLASS IN NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  THIS CLASS IX NOTE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE INDENTURE AGREEMENT REFERRED TO HEREIN.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

                  NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ("PLAN") THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, UNLESS SUCH PLAN OR PERSON PROVIDES EITHER THE OPINION OF COUNSEL OR CERTIFICATION DESCRIBED IN SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IX                                         Percentage Interest: 100.00%

No. 1

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Credit-Based Asset Servicing and Securitization LLC or registered assigns, on each Payment Date all amount owed this Class IX Note pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Payments on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately.

                  Payments on this Note due and payable on each Payment Date, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register.

                  No transfer, sale, pledge or other disposition of this Note shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Indenture Trustee, in substantially the form attached as Exhibit D to the Indenture) under the 1933 Act, the Indenture Trustee and the Issuer shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer or (ii) the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached as Exhibit F to the Indenture) and the transferee to execute an investment letter (in substantially the form attached as Exhibit D to the Indenture) acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of this Note desiring to effect a transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Note or any interest herein to a Plan subject to ERISA or Section 4975 of the Code, any Person acting directly or indirectly, on behalf of any such Plan or any Person using Plan Assets to acquire this Note shall be made except in accordance with Section 4.02 of the Indenture.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to make payments on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for payments on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IX Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-7

                             FORM OF CLASS IN NOTES

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IA-IO, CLASS IA-1, CLASS IM-1, CLASS IM-2 AND CLASS IB-1 NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  THIS CLASS IN NOTE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

                  NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ("PLAN") THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, UNLESS SUCH PLAN OR PERSON PROVIDES EITHER THE OPINION OF COUNSEL OR CERTIFICATION DESCRIBED IN SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IN                                       Notional Amount: $13,500,000.00

No. 1                                          Percentage Interest: 100.00%

                                               Note Rate: 10.00%

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Credit-Based Asset Servicing and Securitization LLC or registered assigns, on each Payment Date all amount owed this Class IN Note pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Payments on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately.

                  Payments on this Note due and payable on each Payment Date, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register.

                  No transfer, sale, pledge or other disposition of this Note shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Indenture Trustee, in substantially the form attached as Exhibit D to the Indenture) under the 1933 Act, the Indenture Trustee and the Issuer shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer or (ii) the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached as Exhibit F to the Indenture) and the transferee to execute an investment letter (in substantially the form attached as Exhibit D to the Indenture) acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of this Note desiring to effect a transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Note or any interest herein to a Plan subject to ERISA or Section 4975 of the Code, any Person acting directly or indirectly, on behalf of any such Plan or any Person using Plan Assets to acquire this Note shall be made except in accordance with Section 4.02 of the Indenture.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to make payments on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for payments on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IN Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-8

                              FORM OF CLASS R NOTES

                  THIS NOTE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
PERSON.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  THIS CLASS R NOTE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

                  NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ("PLAN") THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, UNLESS SUCH PLAN OR PERSON PROVIDES EITHER THE OPINION OF COUNSEL OR CERTIFICATION DESCRIBED IN SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN.

                  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R NOTE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE NOTE REGISTRAR AND THE INDENTURE TRUSTEE THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY

AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN
SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE NOTWITHSTANDING THE REGISTRATION IN THE NOTE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R NOTE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A NOTE HOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS NOTE. EACH HOLDER OF A CLASS R NOTE BY ACCEPTANCE OF THIS NOTE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF
SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R NOTE.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class R                                              Percentage Interest: 50.00%

No. 1                                                Note Rate: Variable

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CMI Investors 2, L.P. or registered assigns, on each Payment Date all amount owed this Class R Note pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Payments on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately.

                  Payments on this Note due and payable on each Payment Date, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register.

                  No transfer, sale, pledge or other disposition of this Note shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Indenture Trustee, in substantially the form attached as Exhibit D to the Indenture) under the 1933 Act, the Indenture Trustee and the Issuer shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer or (ii) the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached as Exhibit F to the Indenture) and the transferee to execute an investment letter (in substantially the form attached as Exhibit D to the Indenture) acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of this Note desiring to effect a transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Note or any interest herein to a Plan subject to ERISA or Section 4975 of the Code, any Person acting directly or indirectly, on behalf of any such Plan or any Person using Plan Assets to acquire this Note shall be made except in accordance with Section 4.02 of the Indenture.

                   Each Holder of this Note will be deemed to have agreed to be bound by the restrictions of the Indenture, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Note must be a Permitted Transferee, (ii) no Ownership Interest in this Note may be transferred without delivery to the Indenture Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Indenture, (iii) each person holding or acquiring any Ownership Interest in this Note must agree to require a transfer affidavit and to deliver a transfer certificate to the Indenture Trustee as required pursuant to the Indenture, (iv) each person holding or acquiring an Ownership Interest in this Note must agree not to transfer an Ownership Interest in this Note if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Note in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. Pursuant to the Indenture, the Indenture Trustee will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class R
Note in violation of the restrictions mentioned above.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to make payments on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for payments on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                              FORM OF CLASS R NOTES

                  THIS NOTE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
PERSON.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  THIS CLASS R NOTE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

                  NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ("PLAN") THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, UNLESS SUCH PLAN OR PERSON PROVIDES EITHER THE OPINION OF COUNSEL OR CERTIFICATION DESCRIBED IN SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN.

                  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R NOTE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE NOTE REGISTRAR AND THE INDENTURE TRUSTEE THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE

CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE NOTWITHSTANDING THE REGISTRATION IN THE NOTE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R NOTE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A NOTE HOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS NOTE. EACH HOLDER OF A CLASS R NOTE BY ACCEPTANCE OF THIS NOTE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R NOTE.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class R                                              Percentage Interest: 50.00%

No. 2                                                Note Rate: Variable


                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Residual Interest Investments, LP or registered assigns, on each Payment Date all amount owed this Class R Note pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Payments on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately.

                  Payments on this Note due and payable on each Payment Date, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register.

                  No transfer, sale, pledge or other disposition of this Note shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Indenture Trustee, in substantially the form attached as Exhibit D to the Indenture) under the 1933 Act, the Indenture Trustee and the Issuer shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer or (ii) the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached as Exhibit F to the Indenture) and the transferee to execute an investment letter (in substantially the form attached as Exhibit D to the Indenture) acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of this Note desiring to effect a transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Note or any interest herein to a Plan subject to ERISA or Section 4975 of the Code, any Person acting directly or indirectly, on behalf of any such Plan or any Person using Plan Assets to acquire this Note shall be made except in accordance with Section 4.02 of the Indenture.

                   Each Holder of this Note will be deemed to have agreed to be bound by the restrictions of the Indenture, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Note must be a Permitted Transferee, (ii) no Ownership Interest in this Note may be transferred without delivery to the Indenture Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Indenture, (iii) each person holding or acquiring any Ownership Interest in this Note must agree to require a transfer affidavit and to deliver a transfer certificate to the Indenture Trustee as required pursuant to the Indenture, (iv) each person holding or acquiring an Ownership Interest in this Note must agree not to transfer an Ownership Interest in this Note if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Note in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. Pursuant to the Indenture, the Indenture Trustee will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class R
Note in violation of the restrictions mentioned above.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to make payments on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for payments on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-9

                             FORM OF CLASS R-4 NOTES

                  THIS NOTE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
PERSON.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  THIS CLASS R-4 NOTE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS NOTE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

                  NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ("PLAN") THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, UNLESS SUCH PLAN OR PERSON PROVIDES EITHER THE OPINION OF COUNSEL OR CERTIFICATION DESCRIBED IN SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN.

                  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-4 NOTE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN AFFIDAVIT TO THE NOTE REGISTRAR AND THE INDENTURE TRUSTEE THAT SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE

FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE NOTWITHSTANDING THE REGISTRATION IN THE NOTE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-4 NOTE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A NOTE HOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS NOTE. EACH HOLDER OF A CLASS R-4 NOTE BY ACCEPTANCE OF THIS NOTE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CLASS R-4 NOTE.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class R-4                                           Percentage Interest: 50.00%

No. 1                                               Note Rate: Variable


                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Diane S. Westerback or registered assigns, on each Payment Date all amount owed this Class R-4 Note pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Payments on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately.

                  Payments on this Note due and payable on each Payment Date, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register.

                  No transfer, sale, pledge or other disposition of this Note shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Indenture Trustee, in substantially the form attached as Exhibit D to the Indenture) under the 1933 Act, the Indenture Trustee and the Issuer shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer or (ii) the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached as Exhibit F to the Indenture) and the transferee to execute an investment letter (in substantially the form attached as Exhibit D to the Indenture) acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of this Note desiring to effect a transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Note or any interest herein to a Plan subject to ERISA or Section 4975 of the Code, any Person acting directly or indirectly, on behalf of any such Plan or any Person using Plan Assets to acquire this Note shall be made except in accordance with Section 4.02 of the Indenture.

                   Each Holder of this Note will be deemed to have agreed to be bound by the restrictions of the Indenture, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Note must be a Permitted Transferee, (ii) no Ownership Interest in this Note may be transferred without delivery to the Indenture Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Indenture, (iii) each person holding or acquiring any Ownership Interest in this Note must agree to require a transfer affidavit and to deliver a transfer certificate to the Indenture Trustee as required pursuant to the Indenture, (iv) each person holding or acquiring an Ownership Interest in this Note must agree not to transfer an Ownership Interest in this Note if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Note in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. Pursuant to the Indenture, the Indenture Trustee will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class R-4
Note in violation of the restrictions mentioned above.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to make payments on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for payments on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R-4 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT A-10

                            FORM OF CLASS IIA-1 NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IIA-1                                Principal Amount: $20,387,000.00

No. 1                                      Percentage Interest: 100.00%

CUSIP No.12489 WE C4                       Note Rate: Variable

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $20,387,000.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Class IIA-1 Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Interest on the Class IIA-1 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. For each Payment Date, the Note Rate for the Class IIA-1 Notes is the least of (i) LIBOR as of the related LIBOR Determination Date, plus the Class IIA-1 Note Margin,
(ii) the Group II Pool Cap or (iii) the Maximum Note Rate. For each Payment Date, the Note Margin for the Class IIA-1 Notes (i) on or prior to the Optional Redemption Date for the Group II Mortgage Loans is 0.650% per annum and (ii) following the Optional Redemption Date for the Group II Mortgage Loans is 1.300% per annum. Interest on this Class IIA-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this Class IIA- 1 Note shall be paid in the manner specified in the Indenture.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the

Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in November 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately. All principal payments on the Notes shall be made PRO RATA to the holders of Notes entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the

Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the

Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IIA-1 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT A-11

                            FORM OF CLASS IIM-1 NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IIA- 1 NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IIM-1                                  Principal Amount: $1,882,000.00

No. 1                                        Percentage Interest: 100.00%

CUSIP No.12489 WE D2                         Note Rate: Variable

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $1,882,000.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the IIM-1 Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Interest on the IIM-1 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. For each Payment Date, the Note Rate for the Class IIM-1 Notes is the least of (i) LIBOR as of the related LIBOR Determination Date, plus the Class IIM-1 Note Margin,
(ii) the Group II Pool Cap or (iii) the Maximum Note Rate. For each Payment Date, the Note Margin for the Class IIM-1 Notes (i) on or prior to the Optional Redemption Date for the Group II Mortgage Loans is 1.250% per annum and (ii) following the Optional Redemption Date for the Group II Mortgage Loans is 1.875% per annum. Interest on this IIM-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this IIM-1 Note shall be paid in the manner specified in the Indenture.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the

Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in November 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately. All principal payments on the Notes shall be made PRO RATA to the holders of Notes entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the

Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the

Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IIM-1 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT A-12

                            FORM OF CLASS IIM-2 NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IIA- 1 AND CLASS IIM-1 NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IIM-2                                    Principal Amount: $3,136,000.00

No. 1                                          Percentage Interest: 100.00%

CUSIP No.12489 WE E0                           Note Rate: Variable

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $3,136,000.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the IIM-2 Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Interest on the IIM-2 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. For each Payment Date, the Note Rate for the Class IIM-2 Notes is the least of (i) LIBOR as of the related LIBOR Determination Date, plus the Class IIM-2 Note Margin,
(ii) the Group II Pool Cap or (iii) the Maximum Note Rate. For each Payment Date, the Note Margin for the Class IIM-2 Notes (i) on or prior to the Optional Redemption Date for the Group II Mortgage Loans is 1.650% per annum and (ii) following the Optional Redemption Date for the Group II Mortgage Loans is 2.475% per annum. Interest on this IIM-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this IIM-2 Note shall be paid in the manner specified in the Indenture.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the

Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in November 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately. All principal payments on the Notes shall be made PRO RATA to the holders of Notes entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the

Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the

Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IIM-2 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT A-13

                            FORM OF CLASS IIB-1 NOTES

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IIA- 1, CLASS IIM-1 AND CLASS IIM-2 NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IIB-1                                     Principal Amount: $2,039,000.00

No. 1                                           Percentage Interest: 100.00%

CUSIP No.12489 WE F7                            Note Rate: Variable

         Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $2,039,000.00, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the IIB-1 Notes pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in November 2033, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Interest on the IIB-1 Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Accrual Period. For each Payment Date, the Note Rate for the Class IIB- 1 Notes is the least of (i) LIBOR as of the related LIBOR Determination Date, plus the Class IIB-1 Note Margin,
(ii) the Group II Pool Cap or (iii) Maximum Note Rate. For each Payment Date, the Note Margin for the Class IIB-1 Notes (i) on or prior to the Optional Redemption Date for the Group II Mortgage Loans is 2.400% per annum and (ii) following the Optional Redemption Date for the Group II Mortgage Loans is 3.600% per annum. Interest on this IIB-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days. Principal of and interest on this IIB-1 Note shall be paid in the manner specified in the Indenture.

                  Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the

Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of and interest on this Note will be payable on each Payment Date, commencing on December 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in November 2033 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately. All principal payments on the Notes shall be made PRO RATA to the holders of Notes entitled thereto.

                  Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the

Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the

Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IIB-1 Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT A-14

                             FORM OF CLASS IIX NOTES

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IIA- 1, CLASS IIM-1, CLASS IIM-2, CLASS IIB-1 AND CLASS IIN NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  THIS CLASS IIX NOTE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

         THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
4.02 OF THE INDENTURE REFERRED TO HEREIN.

                  NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ("PLAN") THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, UNLESS SUCH PLAN OR PERSON PROVIDES EITHER THE OPINION OF COUNSEL OR CERTIFICATION DESCRIBED IN SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN.

                  SALOMON MORTGAGE LOAN TRUST, SERIES 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IIX                                           Percentage Interest: 100.00%

No. 1

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Credit-Based Asset Servicing and Securitization LLC or registered assigns, on each Payment Date all amount owed this Class IIX Note pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Payments on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately.

                  Payments on this Note due and payable on each Payment Date, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register.

                  No transfer, sale, pledge or other disposition of this Note shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Indenture Trustee, in substantially the form attached as Exhibit D to the Indenture) under the 1933 Act, the Indenture Trustee and the Issuer shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer or (ii) the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached as Exhibit F to the Indenture) and the transferee to execute an investment letter (in substantially the form attached as Exhibit D to the Indenture) acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of this Note desiring to effect a transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Note or any interest herein to a Plan subject to ERISA or Section 4975 of the Code, any Person acting directly or indirectly, on behalf of any such Plan or any Person using Plan Assets to acquire this Note shall be made except in accordance with Section 4.02 of the Indenture.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to make payments on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for payments on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IIX Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT A-15

                             FORM OF CLASS IIN NOTES

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS IIA- 1, CLASS IIM-1, CLASS IIM-2 AND CLASS IIB-1 NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                  THIS CLASS IIN NOTE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION THAT DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

                  NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE
(A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT ("PLAN") THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, UNLESS SUCH PLAN OR PERSON PROVIDES EITHER THE OPINION OF COUNSEL OR CERTIFICATION DESCRIBED IN SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN.

                      SALOMON MORTGAGE LOAN TRUST 2001-CB4
                     C-Bass Mortgage Loan Asset-Backed Note

Class IIN                                       Notional Amount: $2,800,000.00

No. 1                                           Percentage Interest: 100.00%

                                                Note Rate: 10.00%

                  Salomon Mortgage Loan Trust, Series 2001-CB4, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Credit-Based Asset Servicing and Securitization LLC or registered assigns, on each Payment Date all amount owed this Class IIN Note pursuant to Section 3.05 of the Indenture dated as of December 14, 2001 (the "Indenture") between the Issuer, as Issuer, and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                  Payments on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its C-Bass Mortgage Loan Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                  The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next Business Day.

                  If an Event of Default shall have occurred and be continuing, the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes may declare the Note Balance of all the notes to be due and payable immediately.

                  Payments on this Note due and payable on each Payment Date, to the extent not in full payment of this Note, shall be made, if such Holder holds Notes of an aggregate initial Note Balance, of at least $1,000,000, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register.

                  No transfer, sale, pledge or other disposition of this Note shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Indenture Trustee, in substantially the form attached as Exhibit D to the Indenture) under the 1933 Act, the Indenture Trustee and the Issuer shall require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Issuer or (ii) the Indenture Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached as Exhibit F to the Indenture) and the transferee to execute an investment letter (in substantially the form attached as Exhibit D to the Indenture) acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of this Note desiring to effect a transfer shall, and does hereby agree to, indemnify the Indenture Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Note or any interest herein to a Plan subject to ERISA or Section 4975 of the Code, any Person acting directly or indirectly, on behalf of any such Plan or any Person using Plan Assets to acquire this Note shall be made except in accordance with Section 4.02 of the Indenture.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Holders of Notes with a majority of the Voting Rights to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies.

                  The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to make payments on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, U.S. Bank National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for payments on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                         SALOMON MORTGAGE LOAN TRUST, SERIES
                                         2001-CB4

                                         By  WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee

Dated: December __, 2001

                                         By_________________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IIN Notes referred to in the within mentioned Indenture.

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           not in its individual capacity but
                                           solely as Indenture Trustee

Dated: December __, 2001


                                      By________________________________
                                               Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
________________________________________________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________________________________________________,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________                              _____________________________*/
                                                 Signature Guaranteed:


                                                 ____________________________/ *



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT B-1

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION


                                                Date

Salomon Mortgage Loan Trust, Series 2001-CB4
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

         Re: Indenture (the "Indenture"), dated as of December 14, 2001 between Salomon Mortgage Loan Trust, Series 2001-CB4 as Issuer and U.S. Bank National Association as Indenture Trustee with respect to C-BASS Mortgage Loan Asset-Backed Notes.


Ladies and Gentlemen:

         In accordance with Section 2.04 of the Indenture, the undersigned, as Indenture Trustee, hereby certifies that it received confirmation from the Custodian that the Custodian has received the documents listed in Section 2.03 of the Indenture for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A to the Mortgage Loan Purchase Agreement, subject to any exceptions noted on Schedule I hereto.

         Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in Appendix A to the Indenture|. This Certificate is subject in all respects to the terms of Section
2.04 of the Indenture and the Indenture sections cross- referenced therein.

                                             U.S. BANK NATIONAL ASSOCIATION


                                             By:_______________________________
                                             Name:
                                             Title:

                                   EXHIBIT B-2

                      FORM OF TRUSTEE'S FINAL CERTIFICATION

                                                 Date

Salomon Mortgage Loan Trust, Series 2001-CB4
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

         Re: Indenture (the "Indenture"), dated as of December 14, 2001 between Salomon Mortgage Loan Trust, Series 2001-CB4 as Issuer and U.S. Bank National Association as Indenture Trustee with respect to C-BASS Mortgage Loan Asset-Backed Notes.


Ladies and Gentlemen:

         In accordance with Section 2.04 of the Indenture, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it received confirmation from the Custodian that the Custodian has received the applicable documents listed in Section 2.03 of the Indenture.

         The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on
Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in Appendix A to the Indenture. This Certificate is qualified in all respects by the terms of said Indenture.



                                           U.S. BANK NATIONAL ASSOCIATION


                                           By:_______________________________
                                           Name:
                                           Title:

                                   EXHIBIT B-3

                        FORM OF RECEIPT OF MORTGAGE NOTE


Salomon Mortgage Loan Trust, Series 2001-CB4
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

         Re:      C-BASS Mortgage Loan Asset-Backed Notes, Series 2001-CB4

Ladies and Gentlemen:

         Pursuant to Section 2.03 of the Indenture, dated as of December 14, 2001 between Salomon Mortgage Loan Trust, Series 2001-CB4 as Issuer and U.S. Bank National Association as Indenture Trustee, we hereby acknowledge the receipt of the original Mortgage Note (a copy of which is attached hereto as Exhibit 1) with any exceptions thereto listed on Exhibit 2.


                                             U.S. BANK NATIONAL ASSOCIATION


                                             By:_______________________________
                                             Name:
                                             Title:

                                   EXHIBIT C
                          FORM OF ERISA REPRESENTATION

Salomon Mortgage Loan Trust, Series 2001-CB4
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

         Re:      C-BASS Mortgage Loan Asset-Backed Notes, Series 2001-CB4

Ladies and Gentlemen:

         1. The undersigned is the _______________ of (the "Transferee") a [corporation duly organized] and existing under the laws of __________ , on behalf of which he makes this affidavit.

         2. The Transferee hereby acknowledges that under the terms of the Indenture, dated as of December 14, 2001 (the "Agreement"), between Salomon Mortgage Loan Trust, Series 2001-CB4 as Issuer and U.S. Bank National Association as Indenture Trustee, no transfer of the ERISA- Restricted Notes shall be permitted to be made to any person unless the Issuer and Indenture Trustee have received a certificate from such transferee in the form hereof.

         3. The Transferee either (x) is not an employee benefit plan subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Indenture Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (y) shall deliver to the Indenture Trustee or the Issuer an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Indenture Trustee and the Issuer, and upon which the Indenture Trustee, the Issuer and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Note by the Transferee will not result in the assets of the Trust Estate being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Indenture Trustee or the Issuer to any obligation in addition to those undertaken by such entities in the Indenture, which opinion of counsel shall not be an expense of the Indenture Trustee or the Issuer.

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

         IN WITNESS WHEREOF, the Transferee has executed this certificate.
                                                              [Transferee]

                                               By:_____________________
                                               Name:
                                               Title:

                                    EXHIBIT D

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]


                                             [DATE]

Salomon Mortgage Loan Trust, Series 2001-CB4
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

         Re:      C-BASS Mortgage Loan Asset Backed Notes, Series 2001-CB4

Ladies and Gentlemen:

         In connection with our acquisition of the C-BASS Mortgage Loan Asset Backed Notes, Series 2001-CB4 (the "Notes"), we certify that (a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Notes, (c) we have had the opportunity to ask questions of and receive answers from the Issuer concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (e) we are acquiring the Notes for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Notes in accordance with clause (g) below), (f) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Note that such sale, transfer or other disposition may be made pursuant to an exemption from the Act,
(2) the purchaser or transferee of such Note has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the

Indenture.

                                                    Very truly yours,


                                                    [NAME OF TRANSFEREE]

                                                    By:______________________
                                                             Authorized Officer

                       FORM OF RULE 144A INVESTMENT LETTER

                                             [DATE]

Salomon Mortgage Loan Trust, Series 2001-CB4
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

         Re:      C-BASS Mortgage Loan Asset Backed Notes, Series 2001-CB4

Ladies and Gentlemen:

         In connection with our acquisition of the C-BASS Mortgage Loan Asset Backed Notes, Series 2001-CB4 (the "Certificates"), we certify that (a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being, transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (c) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Notes, any interest in the Notes or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Notes, any interest in the Notes or any other similar security from, or otherwise approached or negotiated with respect to the Notes, any interest in the Notes or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Notes under the Securities Act or that would render the disposition of the Notes a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Notes, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Notes for our own account or for resale pursuant to Rule 144A and further, understand that such Notes may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                          Very truly yours,

                                          [NAME OF TRANSFEREE]

                                          By:_____________________
                                                   Authorized Officer

                                                            ANNEX 1 TO EXHIBIT J
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

          [For Transferees Other Than Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Notes described therein:

         i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  _____ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

         iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the patties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                                   -------------------------
                                                   Print Name of Buyer


                                                   By:______________________
                                                   Name:
                                                   Title:


                                                   Date:______________________

                                                            ANNEX 2 TO EXHIBIT J
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That are Registered Investment Companies]

         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Notes described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

                  ____ Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Notes, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                               -------------------------
                                               Print Name of Buyer or Adviser


                                               By:_________________________
                                               Name:
                                               Title:

                                               IF AN ADVISER:

                                               -------------------------
                                               Print Name of Buyer

                                               Date:    ____________________

                                    EXHIBIT E

              FORM OF CLASS R AND CLASS R-4 NOTE TRANSFER AFFIDAVIT

            C-BASS MORTGAGE LOAN ASSET-BACKED NOTES, SERIES 2001-CB4

STATE OF        )
                ) ss.:
COUNTY OF       )

         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of ____________, the proposed Transferee of an Ownership Interest in a Class [R][R-4] Note (the "Note") issued pursuant to the Indenture, (the "Agreement"), relating to the above-referenced Notes, between Salomon Mortgage Loan Trust, Series 2001-CB4 as issuer and U.S. Bank National Association as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Note either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Note to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Note if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 4.02 of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Note including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Note. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Note, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in this Exhibit E to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Note.

         8. The Transferee's taxpayer identification number is ________.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

         10. The Transferee is aware that the Note may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, nor are we acting on behalf of such a plan.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of _____________, 20__.

                                               [NAME OF TRANSFEREE]


                                               By:_______________________
                                                  Name:
                                                  Title:


[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named ________, known or proved to me to be the same person who executed the foregoing instrument and to be the _____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.
Subscribed and sworn before me this ___ day of , 20_____.


                                        --------------------------------------
                                                 NOTARY PUBLIC

                                                 My Commission expires the ___
                                                 day of __________, 20__.

                                    EXHIBIT F

                         FORM OF TRANSFEROR CERTIFICATE


                                                     [DATE]

Salomon Mortgage Loan Trust, Series 2001-CB4
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

         Re:      C-BASS Mortgage Loan Asset Backed Notes, Series 2001-CB4

Ladies and Gentlemen:

         In connection with our disposition of the C-BASS Mortgage Loan Asset Backed Notes, Series 2001-CB4 (the "Notes"), we certify that (a) we understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of a Class
[ ] Notes, we have no knowledge the Transferee is not a Permitted Transferee and
(d) no purpose of the proposed disposition of a Class [ ] Notes is to impede the assessment or collection of tax.

                                              Very truly yours,

                                              [----------------------]


                                              By:_____________________

                                    EXHIBIT G

                           FORM OF LIQUIDATION REPORT

                                    EXHIBIT H

                              FORM OF CAP CONTRACT

                                    EXHIBIT I

                      FORM OF CAP CONTRACT PLEDGE AGREEMENT

                                   APPENDIX A

                                   DEFINITIONS

                  Many of the defined terms listed below may apply to both Loan Groups and are sometimes used in the Indenture to refer to a particular Loan Group by the adjectival use of the words "Group 1" and "Group 2."

                  "1933 Act":  The Securities Act of 1933, as amended.

                  "60+ Day Delinquent Loan": Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date. Any Re-Performing 60+ Day Delinquent Loan will not be deemed to be a 60+ Day Delinquent Loan, except for any such Re-Performing 60+ Day Delinquent Loan which exceed 10% of the Principal Balance of the Mortgage Loans in the related Loan Group.

                  "Account": Any of the Collection Account, Excess Reserve Fund Account and Payment Account.

                  "Accrued Note Interest": With respect to each Payment Date and Class of Notes, an amount equal to the interest accrued at the applicable rate set forth or described opposite such Class in the table set forth in the Indenture during the related Interest Accrual Period on the Note Balance (or Notional Amount) of such Class of Notes, reduced, in the case of the Group I Notes, by such Class's Interest Percentage of Relief Act Interest Shortfalls for such Payment Date.

                  "Actuarial Mortgage Loan": Any Mortgage Loan other than a Simple Interest Mortgage Loan.

                  "Adjustment Date": With respect to each adjustable-rate Mortgage Loan, each adjustment date, on which the Mortgage Rate of such adjustable-rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-Off Date as to each adjustable-rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Administration Agreement": The administration agreement, dated as of the date hereof, among the Issuer and the Administrators, pursuant to which the Administrators shall perform various obligations of the Issuer hereunder and of the Issuer and the Owner Trustee under the Trust Agreement.

                  "Administrator": Each Person acting as an Administrator from time to time under the Administration Agreement, which initially shall be U.S. Bank National Association and Credit- Based Asset Servicing and Securitization LLC.

                  "Advance": As to any first lien Actuarial Mortgage Loan, any advance made by the Servicer in respect of any Payment Date pursuant to Section
4.01 of the Servicing Agreement.

                  "Adverse REMIC Event": As defined in Section 10.01(f) of the Indenture.

                  "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Applicable Regulations": As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto, including with respect to each FHA Loan the FHA Regulations and the related FHA Insurance Contract and with respect to each VA Loan the VA Regulations and the related VA Guaranty Agreement.

                  "Applied Realized Loss Amount": With respect to each Payment Date, the Group I Applied Realized Loss or the Group II Applied Realized Loss..

                  "Arrearage": With respect to a Delinquent Mortgage Loan, the total amount of scheduled monthly payments due thereon on or before the Cut-Off Date that were not received prior to the Cut-Off Date but for which advances of principal and interest were made, plus any unreimbursed Servicing Advances as of the Cut-Off Date.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

                  "Authorized Officer": With respect to the Issuer, either Administrator or any officer of the Owner Trustee (including any Administrator appointed under the Administration Agreement) who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "Available Funds": As to any Payment Date and each Loan Group, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments for the related Mortgage Loans due on the related Due Date and received by the Indenture Trustee one Business Day prior to the related Payment Date, (b) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Substitution Adjustment Amounts, the Purchase Price for any repurchased Mortgage Loan, the Redemption Price with respect to the termination of the related Loan Group pursuant to Section 5.06 of the Servicing Agreement and other unscheduled recoveries of principal and interest (excluding prepayment penalties and amounts received in respect of Arrearages) in respect of the related Mortgage Loans during the related Prepayment Period, (c) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Collection Account for such Payment Date, (d) any Compensating Interest for such Payment Date, and (e) the aggregate of any Advances made by the Servicer for such Payment Date over (ii) the sum of (a) amounts reimbursable or payable to the Servicer pursuant to Section 3.05 of the Servicing Agreement, (b) Stayed Funds, (c) the Servicing Fee and the Indenture Trustee Fee, (d) the PMI

Insurer premiums, if any and (e) amounts deposited in the Collection Account or the Payment Account, as the case may be, in error.

                  "Balloon Mortgage Loan": A Mortgage Loan that provides for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding monthly payment.

                  "Balloon Payment": A payment of the unamortized principal balance of Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding Monthly Payment.

                  "Bankruptcy Code": Title 11 of the United States Code, as amended.

                  "Basic Documents": The Trust Agreement, the Indenture, the Mortgage Loan Purchase Agreement, the Servicing Agreement, the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

                  "Book-Entry Notes": Any of the Notes that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 4.06 of the Indenture). On the Closing Date, the Class IA-IO, Class IA- 1, Class IM-1, Class IM-2, Class IB-1, Class IIA-1, Class IIM-1, Class IIM-2 and Class IIB-1 Notes shall be Book-Entry Notes.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Delaware, the State of New York, the State of Minnesota, the State of Texas or in the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

                  "Business Trust Statute": Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. ss. 3801 et seq., as the same may be amended from time to time.

                  "Cap Contract": The cap contract between the Pledge Administrator and the counterparty thereunder, a form of which is attached hereto as Exhibit C.

                  "Cap Contract Pledge Agreement": The Cap Contract Pledge and Administrative Agreement, dated December 14, 2001, between C-BASS Asset ABS LLC and the Pledge Administrator, a form of which is attached hereto as Exhibit D.

                  "Certificate Distribution Account": The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Certificate Distribution Account. The Certificate Distribution Account shall be an Eligible Account.

                  "Certificate Distribution Amount": The amount payable to the Certificate Paying Agent under Section 3.05 of the Indenture for payment in accordance with Section 5.01 of the Trust Agreement.

                  "Certificate Paying Agent": The meaning specified in Section
3.10 of the Trust Agreement.

                  "Certificate Percentage Interest": With respect to any Certificate and any date of determination, the percentage interest as stated on the face of such Certificate, which percentage may be recalculated in accordance with Section 3.03 of the Trust Agreement.

                  "Certificate Register": The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

                  "Certificate Registrar": Initially, the Indenture Trustee, in its capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

                  "Certificate of Trust": The Certificate of Trust filed for the Issuer pursuant to Section 3810(a) of the Business Trust Statute, including all amendments and restatements.

                  "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

                  "Certificates": The Certificates in substantially the form set forth in Exhibit A to the Trust Agreement.

                  "Class": Collectively, Notes or REMIC Regular Interests which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

                  "Class A Note": Any one of the Notes with an "A" designated on the face thereof.

                  "Class A Noteholders": Collectively, the Holders of the Class A Notes.

                  "Class IA-1 Applied Realized Loss Amount": As to the Class IA-1 Notes and as of any Payment Date, the lesser of (x) the Note Balance thereof (after taking into account the payment of the Group I Principal Payment Amount on such Payment Date, but prior to the application of the Group I Applied Realized Loss Amount, if any, on such Payment Date) and (y) the excess of (i) the Group I Applied Realized Loss Amount as of such Payment Date over (ii) the sum of the Class IM-1 Applied Realized Loss Amount, the Class IM-2 Applied Realized Loss Amount, the Class IB-1 Applied Realized Loss Amount and the Class IX/N Applied Realized Loss Amount, in each case, as of such Payment Date.

                  "Class IA-1 Note": Any one of the Notes with a "IA-1" designated on the face thereof substantially in the form annexed hereto as Exhibit A-2, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IA-1 Note Margin": For each Payment Date (i) on or prior to the Optional Redemption Date for the Group I Mortgage Loans, 0.450% per annum, and (ii) following the Optional Redemption Date for the Group I Mortgage Loans, 0.900% per annum.

                  "Class IA-1 Note Rate": For each Payment Date, the lesser of
(i) LIBOR as of the related LIBOR Determination Date, plus the Class IA-1 Note Margin and (ii) the Group I Pool Cap.

                  "Class IA-1 Principal Payment Amount": As of any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (x) the Note Balance of the Class IA-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of
(i) 80.00% and (ii) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period and (B) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Principal Balance of the Group I Mortgage Loans on the Cut-Off Date.

                  "Class IA-1 Realized Loss Amortization Amount": As to the Class A-1A Notes and as of any Payment Date, the lesser of (x) the Group I Unpaid Realized Loss Amount for the Class IA-1 Notes as of such Payment Date and
(y) the excess of (i) the Group I Monthly Excess Cashflow Amount over (ii) the sum of the amounts described under I(i) and (ii) of MONTHLY EXCESS CASHFLOW PAYMENTS in Section 3.05 of the Indenture, in each case for such Payment Date.

                  "Class IA-1 REMIC Note Rate": The lesser of (a) the Class IA-1 Note Rate and (b) the Group I Pool Cap. The rate in clauses (a) and (b) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30-day months.

                  "Class IA Interest Carry Forward Amount": For any Payment Date, the sum of the Interest Carry Forward Amounts for the Class IA-IO and Class IA-1 Notes for such Payment Date.

                  "Class IA-IO Notes": Any one of the Notes with a "IA-IO" designated on the face thereof substantially in the form annexed hereto as Exhibit A-1, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IA-IO Notional Amount": The lesser of (i) $89,039,838 and (ii) the sum of the aggregate Principal Balance of the Group I Mortgage Loans (prior to giving effect to scheduled payments of principal due during the related Collection Period and unscheduled collections of principal received during the related Prepayment Period) with Mortgage Rates equal to or in excess of 8.00% per annum.

                  "Class IA-IO Note Rate": For the first through the sixth Payment Dates, 8.000% per annum, for the seventh through the twelfth Payment Dates, 5.000% per annum and thereafter, 0.00% per annum.

                  "Class IB-1 Applied Realized Loss Amount": As to the Class IB-1 Notes and as of any Payment Date, the lesser of (x) the Note Balance thereof (after taking into account the payment of the Group I Principal Payment Amount on such Payment Date, but prior to the application of the Group I Applied Realized Loss Amount, if any, on such Payment Date) and (y) the excess of (i) the Group I Applied Realized Loss Amount as of such Payment Date over (ii) the Class IX/N Applied Realized Loss Amount as of such Payment Date.

                  "Class IB-1 Note": Any one of the Notes with a "IB-1" designated on the face thereof substantially in the form annexed hereto as Exhibit A-5, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IB-1 Noteholder":  Any Holder of a Class IB-1 Note.

                  "Class IB-1 Note Margin": For each Payment Date (i) on or prior to the Optional Redemption Date for the Group I Mortgage Loans, 2.250% per annum, and (ii) following the Optional Redemption Date for the Group I Mortgage Loans, 3.375% per annum.

                  "Class IB-1 Note Rate": For each Payment Date, the lesser of
(i) LIBOR as of the related LIBOR Determination Date, plus the Class IB-1 Note Margin and (ii) the Group I Pool Cap.

                  "Class IB-1 Principal Payment Amount": As of any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balance of the Class IA-1 Notes (after taking into account the payment of the Class IA-1 Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class IM- 1 Notes (after taking into account the payment of the Class IM-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class IM-2 Notes (after taking into account the payment of the Class IM-2 Principal Payment Amount on such Payment Date) and (iv) the Note Balance of the Class IB-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of
(i) 97.00% and (ii) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period and (B) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period minus the product of 0.50% and the Principal Balance of the Group I Mortgage Loans on the Cut-Off Date.

                  "Class IB-1 Realized Loss Amortization Amount": As to the Class IB-1 Notes and as of any Payment Date, the lesser of (x) the Group I Unpaid Realized Loss Amount for the Class IB-1 Notes as of such Payment Date and
(y) the excess of (i) the Group I Monthly Excess Cashflow Amount over (ii) the sum of the amounts described under I(i) through (xii) of MONTHLY EXCESS CASHFLOW PAYMENTS in Section 3.05 of the Indenture, in each case for such Payment Date.

                  "Class IB-1 REMIC Note Rate": The lesser of (a) the Class IB-1 Note Rate and (b) the Group I Pool Cap. The rate in clauses (a) and (b) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30-day months.

                  "Class IM-1 Applied Realized Loss Amount": As to the Class IM-1 Notes and as of any Payment Date, the lesser of (x) the Note Balance thereof (after taking into account the payment of the Group I Principal Payment Amount on such Payment Date, but prior to the application of the Class IM-1 Applied Realized Loss Amount, if any, on such Payment Date) and (y) the excess of (i) the Group I Applied Realized Loss Amount as of such Payment Date over
(ii) the sum of the Class IM-2 Applied Realized Loss Amount, the Class IB-1 Applied Realized Loss Amount and the Class N Applied Realized Loss Amount, in each case, as of such Payment Date.

                  "Class IM-1 Note": Any one of the Notes with a "IM-1" designated on the face thereof substantially in the form annexed hereto as Exhibit A-3, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IM-1 Note Margin": For each Payment Date (i) on or prior to the Optional Redemption Date for the Group I Mortgage Loans, 1.000% per annum, and (ii) following the Optional Redemption Date for the Group I Mortgage Loans, 1.500% per annum.

                  "Class IM-1 Note Rate": For each Payment Date, the lesser of
(i) LIBOR as of the related LIBOR Determination Date, plus the Class IM-1 Note Margin and (ii) the Group I Pool Cap.

                  "Class IM-1 Principal Payment Amount": As of any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balances of the Class IA-1 Notes (after taking into account the payment of the Class IA-1 Principal Payment Amount on such Payment Date) and (ii) the Note Balance of the Class IM-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 88.00% and (ii) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period and (B) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period minus the product of 0.50% and the Principal Balance of the Group I Mortgage Loans on the Cut-Off Date.

                  "Class IM-1 Realized Loss Amortization Amount": As to the Class IM-1 Notes and as of any Payment Date, the lesser of (x) the Group I Unpaid Realized Loss Amount for the Class IM-1 Notes as of such Payment Date and
(y) the excess of (i) the Group I Monthly Excess Cashflow Amount over (ii) the sum of the amounts described under I(i) through (vi) of MONTHLY EXCESS CASHFLOW PAYMENTS in Section 3.05 of the Indenture, in each case for such Payment Date.

                  "Class IM-1 REMIC Note Rate": The lesser of (a) the Class IM-1 Note Rate and (b) the Group I Pool Cap. The rate in clauses (a) and (b) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30-day months.

                  "Class IM-2 Applied Realized Loss Amount": As to the Class IM-2 Notes and as of any Payment Date, the lesser of (x) the Note Balance thereof (after taking into account the payment of the Group I Principal Payment Amount on such Payment Date, but prior to the application of the Class IM-2 Applied Realized Loss Amount, if any, on such Payment Date) and (y) the excess of (i) the Group I Applied Realized Loss Amount as of such Payment Date over
(ii) the sum of the Class IB-1 Applied Realized Loss Amount and the Class IX/N Applied Realized Loss Amount, in each case, as of such Payment Date.

                  "Class IM-2 Note": Any one of the Notes with a "IM-2" designated on the face thereof substantially in the form annexed hereto as Exhibit A-4, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IM-2 Note Margin": For each Payment Date (i) on or prior to the Optional Redemption Date for the Group I Mortgage Loans, 1.550% per annum, and (ii) following the Optional Redemption Date for the Group I Mortgage Loans, 2.325% per annum.

                  "Class IM-2 Note Rate": For each Payment Date, the lesser of
(i) LIBOR as of the related LIBOR Determination Date, plus the Class IM-2 Note Margin and (ii) the Group I Pool Cap.

                  "Class IM-2 Principal Payment Amount": As of any Payment Date on or after the Group I Stepdown Date and as long as a Group I Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balances of the Class IA-1 Notes (after taking into account the payment of the Class IA-1 Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class IM- 1 Notes (after taking into account the payment of the Class IM-1 Principal Payment Amount on such Payment Date) and (iii) the Note Balance of the Class IM-2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of
(i) 93.00% and (ii) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period and (B) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period minus the product of 0.50% and the Principal Balance of the Group I Mortgage Loans on the Cut-Off Date.

                  "Class IM-2 Realized Loss Amortization Amount": As to the Class IM-2 Notes and as of any Payment Date, the lesser of (x) the Group I Unpaid Realized Loss Amount for the Class IM-2 Notes as of such Payment Date and
(y) the excess of (i) the Group I Monthly Excess Cashflow Amount over (ii) the sum of the amounts described under I(i) through (ix) of MONTHLY EXCESS CASHFLOW PAYMENTS in Section 3.05 of the Indenture, in each case for such Payment Date.

                  "Class IM-2 REMIC Note Rate": The lesser of (a) the Class IM-2 Notes Rate and (b) the Group I Pool Cap. The rate in clauses (a) and (b) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30-day months.

                  "Class IN Note": Any one of the Notes with a "IN" designated on the face thereof substantially in the form annexed hereto as Exhibit A-7, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein. The Class IN Note shall not be designated as a REMIC Regular Interest.

                  "Class IN Notional Amount": On any Payment Date, with respect to the Class IN Notes, an amount equal to the Original Class IN Notional Amount reduced by the aggregate payments made to the Class IN Notes pursuant to Section
3.05 of the Indenture.

                  "Class IN Note Rate": For each Payment Date, 10.00% per annum.

                  "Class IT3-X/N Interest Note Rate": The Note Rate in respect of the Class IT3-X/N Interest for any Payment Date equal to the excess of (i) the Group I Pool Cap over (ii) the product of (A) two and (B) the weighted average Note Rate of the Subsidiary REMIC Regular Interests (as defined in
Article X of the Indenture), where the Subsidiary REMIC Accrual Class is subject to a cap of zero and each Subsidiary REMIC Accretion Directed Class is subject to a cap equal to the Note Rate on its Corresponding Class. For purposes of the foregoing calculation, each of the Class IA-1 Note Rate, the Class IM-1 Note Rate, the Class M-2 Note Rate and the Class IB-1 Note Rate shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 so as to adjust it to a rate that consists of twelve 30 day accrual periods and a 360-day year. The initial Group I Pool Cap for this purpose shall be the rate necessary to allow the Class IT3-X/N Interest to absorb the interest for the first Interest Accrual Period in excess of the interest due on other REMIC 3 interests.

                  "Class IX Distributable Amount": With respect to any Payment Date, the excess of (i) the aggregate of amounts distributable on the Class IX/N Interest for such Payment Date, over (ii) the aggregate of amounts distributable to the Class IN Notes pursuant to Section 3.05 of the Indenture.

                  "Class IX Note": Any one of the Class IX Notes as designated on the face thereof substantially in the form annexed hereto as Exhibit A-8, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein. The Class IX Note shall not be designated as a REMIC Regular Interest.

                  "Class IX/N Applied Realized Loss Amount": As to the Class IX/N Interest and as of any Payment Date, the lesser of (x) the Class IX/N Notional Amount (after taking into account the payment of the Group I Principal Payment Amount on such Payment Date, but prior to the application of the Class IX/N Applied Realized Loss Amount, if any, on such Payment Date) and (y) the Group I Applied Realized Loss Amount as of such Payment Date.

                  "Class IX/N Interest": An uncertificated interest in REMIC IV held by the Indenture Trustee on behalf of the holders of the Class IX and Class IN Notes and which is entitled to all payments in respect of the Class IX/N Interest Note Rate and which payments shall first be used to pay the amount of any LIBOR Carryover Amounts for the Class IA-1 Notes and the Group I Mezzanine Notes pursuant to Section 3.05 of the Indenture or Rate Payments pursuant to
Section 3.05 of the Indenture. The Class IX/N Interest shall be designated as a REMIC Regular Interest.

                  "Class IX/N Interest Note Rate": One hundred percent of the interest payable on the Class IT3-X/N Interest.

                  "Class IX/N Notional Amount": On any Payment Date, with respect to the Class IX/N Interest, an amount equal to the Original Class IX/N Notional Amount reduced by the aggregate of payments made on the Class IX/N Interest.

                  "Class IX/N Realized Loss Amortization Amount": As to the Class IX/N Interest and as of any Payment Date, the lesser of (x) the Group I Unpaid Realized Loss Amount for the Class IX/N Interest as of such Payment Date and (y) the excess of (i) the Group I Monthly Excess Cashflow Amount over (ii) the sum of the amounts described under I(i) through (xvii) of MONTHLY EXCESS CASHFLOW PAYMENTS in Section 3.05 of the Indenture, in each case for such Payment Date.

                  "Class IIA-1 Applied Realized Loss Amount": As to the Class IA-1 Notes and as of any Payment Date, the lesser of (x) the Note Balance thereof (after taking into account the payment of the Group II Principal Payment Amount on such Payment Date, but prior to the application of the Group II Applied Realized Loss Amount, if any, on such Payment Date) and (y) the excess of (i) the Group II Applied Realized Loss Amount as of such Payment Date over
(ii) the sum of the Class IIM- 1 Applied Realized Loss Amount, the Class IIM-2 Applied Realized Loss Amount, the Class IIB-1 Applied Realized Loss Amount, in each case, as of such Payment Date.

                  "Class IIA-1 Note": Any one of the Notes with a "IIA-1" designated on the face thereof substantially in the form annexed hereto as Exhibit A-10, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IIA-1 Note Margin": For each Payment Date (i) on or prior to the Optional Redemption Date for the Group II Mortgage Loans, 0.650% per annum, and (ii) following the Optional Redemption Date for the Group II Mortgage Loans, 1.300% per annum.

                  "Class IIA-1 Note Rate": For each Payment Date, the least of
(i) LIBOR as of the related LIBOR Determination Date, plus the Class IIA-1 Note Margin, (ii) the Group II Pool Cap or (iii) Maximum Note Rate.

                  "Class IIA-1 Principal Payment Amount": As of any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the Note Balance of the Class IIA-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of
(i) 30.00% and (ii) the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period and (B) the Principal Balance of the Group II

Mortgage Loans as of the last day of the related Collection Period minus the product of (i) 0.50% and (ii) the Principal Balance of the Group II Mortgage Loans on the Cut-Off Date.

                  "Class IIA-1 Realized Loss Amortization Amount": As to the Class IIA-1 Notes and as of any Payment Date, the lesser of (x) the Group II Unpaid Realized Loss Amount for the Class IIA-1 Notes as of such Payment Date and (y) the excess of (i) the Group II Monthly Excess Cashflow Amount over (ii) the sum of the amounts described under II(i)and (ii) of MONTHLY EXCESS CASHFLOW PAYMENTS under Section 3.05 of the Indenture, in each case for such Payment Date.

                  "Class IIA-1 Pay Note Rate": The lesser of (a) the Class IIA-1 Note Rate and (b) the Group II Pool Cap. The rate in clauses (a) and (b) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30-day months.

                  "Class IIB-1 Applied Realized Loss Amount": As to the Class IIB-1 Notes and as of any Payment Date, the lesser of (x) the Note Balance thereof (after taking into account the payment of the Group II Principal Payment Amount on such Payment Date, but prior to the application of the Group II Applied Realized Loss Amount, if any, on such Payment Date) and (y) the Group II Applied Realized Loss Amount as of such Payment Date.

                  "Class IIB-1 Note": Any one of the Notes with a "IIB-1" designated on the face thereof substantially in the form annexed hereto as Exhibit A-13, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IIB-1 Noteholder":  Any Holder of a Class IIB-1 Note.

                  "Class IIB-1 Note Margin": For each Payment Date (i) on or prior to the Optional Redemption Date for the Group II Mortgage Loans, 2.400% per annum, and (ii) following the Optional Redemption Date for the Group II Mortgage Loans, 3.600% per annum.

                  "Class IIB-1 Note Rate": For each Payment Date, the least of
(i) LIBOR as of the related LIBOR Determination Date, plus the Class IIB-1 Note Margin, (ii) the Group II Pool Cap or (iii) Maximum Note Rate.

                  "Class IIB-1 Principal Payment Amount": As of any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balance of the Class IIA-1 Notes (after taking into account the payment of the Class IIA-1 Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class IIM-1 Notes (after taking into account the payment of the Class IIM-1 Principal Payment Amount on such Payment Date), (iii) the Note Balance of the Class IIM-2 Notes (after taking into account the payment of the Class IIM-2 Principal Payment Amount on such Payment Date) and (iv) the Note Balance of the Class IIB-1 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of (i) 75.00% and (ii) the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period and (B) the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period minus the product of 0.50% and the Principal Balance of the Group II Mortgage Loans on the Cut-Off Date.

                  "Class IIB-1 Realized Loss Amortization Amount": As to the Class IIB-1 Notes and as of any Payment Date, the lesser of (x) the Group II Unpaid Realized Loss Amount for the Class IIB-1 Notes as of such Payment Date and (y) the excess of (i) the Group II Monthly Excess Cashflow Amount over (ii) the sum of the amounts described under II(i) through (xii) of MONTHLY EXCESS CASHFLOW PAYMENTS in Section 3.05 of the Indenture, in each case for such Payment Date.

                  "Class IIB-1 Pay Note Rate": The lesser of (a) the Class IIB-1 Note Rate and (b) the Group II Pool Cap. The rate in clauses (a) and (b) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30-day months.

                  "Class IIM-1 Applied Realized Loss Amount": As to the Class IIM-1 Notes and as of any Payment Date, the lesser of (x) the Note Balance thereof (after taking into account the payment of the Group II Principal Payment Amount on such Payment Date, but prior to the application of the Class IIM-1 Applied Realized Loss Amount, if any, on such Payment Date) and (y) the excess of (i) the Group II Applied Realized Loss Amount as of such Payment Date over
(ii) the sum of the Class IIM-2 Applied Realized Loss Amount and the Class IIB-1 Applied Realized Loss Amount, in each case, as of such Payment Date.

                  "Class IIM-1 Note": Any one of the Notes with a "IIM-1" designated on the face thereof substantially in the form annexed hereto as Exhibit A-11, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IIM-1 Note Margin": For each Payment Date (i) on or prior to the Optional Redemption Date for the Group II Mortgage Loans, 1.250% per annum, and (ii) following the Optional Redemption Date for the Group II Mortgage Loans, 1.875% per annum.

                  "Class IIM-1 Note Rate": For each Payment Date, the least of
(i) LIBOR as of the related LIBOR Determination Date, plus the Class IIM-1 Note Margin, (ii) the Group II Pool Cap or (iii) Maximum Note Rate.

                  "Class IIM-1 Principal Payment Amount": As of any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balances of the Class IIA-1 Notes (after taking into account the payment of the Class IIA-1 Principal Payment Amount on such Payment Date) and (ii) the Note Balance of the Class IIM-1 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 42.00% and (ii) the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period and (B) the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period minus the product of 0.50% and the Principal Balance of the Group II Mortgage Loans on the Cut-Off Date.

                  "Class IIM-1 Realized Loss Amortization Amount": As to the Class IIM-1 Notes and as of any Payment Date, the lesser of (x) the Group II Unpaid Realized Loss Amount for the Class IIM-1 Notes as of such Payment Date and (y) the excess of (i) the Group II Monthly Excess Cashflow Amount over (ii) the sum of the amounts described under II(i) through (vi) of MONTHLY EXCESS CASHFLOW PAYMENTS in Section 3.05 of the Indenture, in each case for such Payment Date.

                  "Class IIM-1 Pay Note Rate": The lesser of (a) the Class IIM-1 Note Rate and (b) the Group II Pool Cap. The rate in clauses (a) and (b) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30-day months.

                  "Class IIM-2 Applied Realized Loss Amount": As to the Class IIM-2 Notes and as of any Payment Date, the lesser of (x) the Note Balance thereof (after taking into account the payment of the Group II Principal Payment Amount on such Payment Date, but prior to the application of the Class IIM-2 Applied Realized Loss Amount, if any, on such Payment Date) and (y) the excess of (i) the Group II Applied Realized Loss Amount as of such Payment Date over
(ii) the sum of the Class IIB-1 Applied Realized Loss Amount as of such Payment Date.

                  "Class IIM-2 Note": Any one of the Notes with a "IIM-2" designated on the face thereof substantially in the form annexed hereto as Exhibit A-12, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IIM-2 Note Margin": For each Payment Date (i) on or prior to the Optional Redemption Date for the Group II Mortgage Loans, 1.650% per annum, and (ii) following the Optional Redemption Date for the Group II Mortgage Loans, 2.475% per annum.

                  "Class IIM-2 Note Rate": For each Payment Date, the least of
(i) LIBOR as of the related LIBOR Determination Date, plus the Class IIM-1 Note Margin, (ii) the Group II Pool Cap or (iii) Maximum Note Rate.

                  "Class IIM-2 Principal Payment Amount": As of any Payment Date on or after the Group II Stepdown Date and as long as a Group II Trigger Event is not in effect, the excess of (x) the sum of (i) the Note Balances of the Class IIA-1 Notes (after taking into account the payment of the Class IIA-1 Principal Payment Amount on such Payment Date), (ii) the Note Balance of the Class IIM-1 Notes (after taking into account the payment of the Class IIM-1 Principal Payment Amount on such Payment Date) and (iii) the Note Balance of the Class IIM-2 Notes immediately prior to such Payment Date over (y) the lesser of
(A) the product of (i) 62.00% and (ii) the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period and (B) the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period minus the product of 0.50% and the Principal Balance of the Group II Mortgage Loans on the Cut-Off Date.

                  "Class IIM-2 Realized Loss Amortization Amount": As to the Class IIM-2 Notes and as of any Payment Date, the lesser of (x) the Group II Unpaid Realized Loss Amount for the Class IIM-2 Notes as of such Payment Date and (y) the excess of (i) the Group II Monthly Excess

Cashflow Amount over (ii) the sum of the amounts described under II(i) through
(ix) under MONTHLY EXCESS CASHFLOW PAYMENTS of the Indenture, in each case for such Payment Date.

                  "Class IIM-2 Pay Note Rate": The lesser of (a) the Class IIM-2 Notes Rate and (b) the Group II Pool Cap. The rate in clauses (a) and (b) shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30 to convert such rates to the equivalent of one based on twelve 30-day months.

                  "Class IIN Note": Any one of the Notes with a "IIN" designated on the face thereof substantially in the form annexed hereto as Exhibit A-15, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class IIN Notional Amount": On any Payment Date, with respect to the Class IIN Notes, an amount equal to the Original Class IIN Notional Amount reduced by the aggregate payments made to the Class IIN Notes pursuant to
Section 3.05 of the Indenture.

                  "Class IIN Note Rate": For each Payment Date, 10.00% per annum.

                  "Class IIX Note": Any one of the Class IIX Notes as designated on the face thereof substantially in the form annexed hereto as Exhibit A-14 of the Indenture, executed by the Owner Trustee on behalf of the Issuer and authenticated and delivered by the Indenture Trustee, representing the right to payments as set forth herein and therein.

                  "Class R Note": The Class R Note executed by the Owner Trustee on behalf of the Issuer, and authenticated and delivered by the Note Registrar, substantially in the form annexed hereto as Exhibit A-8, evidencing the ownership of the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest.

                  "Class R-1 Interest": The uncertificated residual interest in REMIC 1.

                  "Class R-2 Interest": The uncertificated residual interest in REMIC 2.

                  "Class R-3 Interest": The uncertificated residual interest in REMIC 3.

                  "Class R-4 Note": The Class R-4 Note executed by the Owner Trustee on behalf of the Issuer, and authenticated and delivered by the Note Registrar, substantially in the form annexed hereto as Exhibit A-9, evidencing the ownership of the Class R-4 Interest.

                  "Class R-4 Interest": The uncertificated residual interest in REMIC 4.

                  "Closing Date": December 14, 2001.

                  "Code": The Internal Revenue Code of 1986, as it may be amended from time to time.

                  "Collateral": The meaning specified in the Granting Clause of the Indenture.

                  "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.04 of the Servicing Agreement, which shall be entitled "Litton Loan Servicing LP, as Servicer for U.S. Bank National Association, as Indenture Trustee, in trust for registered Holders of 2001-CB4 Trust, C-BASS Mortgage Loan Asset-Backed Notes, Series 2001- CB4," and which must be an Eligible Account.

                  "Collection Period": With respect to any Payment Date, the period from the second day of the calendar month preceding the month in which such Payment Date occurs through the first day of the month in which such Payment Date occurs.

                  "Combined Loan-to-Value Ratio": As of any date and Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan plus the principal balance of any related senior mortgage loan, and the denominator of which is the Value of the related Mortgaged Property.

                  "Compensating Interest": As defined in Section 3.23 of the Servicing Agreement.

                  "Condemnation Proceeds": All awards or settlements in respect of a taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

                  "Conventional Mortgage Loan": Any Mortgage Loan that is neither an FHA Loan nor a VA Loan.

                  "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee or the Owner Trustee at which at any particular time its corporate trust business in connection with the Indenture or the Trust Agreement shall be administered, which office at the date of the execution of this instrument, with respect to the Indenture Trustee, is located at 180 East Fifth Street, St. Paul, Minnesota, 55101, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Issuer, the Depositor, the Servicer and the Seller and with respect to the Owner Trustee is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders, the Indenture Trustee, the Depositor, the Servicer and the Seller.

                  "Custodial Agreement": The Custodial Agreement, dated as of December 14, 2001, among the Indenture Trustee, the Servicer and the Custodian, as the same may be amended or supplemented pursuant to the terms thereof.

                  "Custodian": The Bank of New York, or any successor custodian appointed pursuant to the terms of the Custodial Agreement.

                  "Cut-Off Date":  November 1, 2001.

                  "Cut-Off Date Aggregate Principal Balance": The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans.

                  "Cut-Off Date Principal Balance": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date after application of funds received or advanced on or before such date (or as of the applicable date of substitution with respect to an Eligible Substitute Mortgage
Loan).

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Defective Mortgage Loan": A Mortgage Loan replaced or to be replaced by one or more Eligible Substitute Mortgage Loans.

                  "Deferred Interest": With respect to any Mortgage Loan identified on the Mortgage Loan Schedule as having the possibility of negative amortization, the current portion of interest not currently paid by the Mortgagor that is added to the principal balance of such Mortgage Loan.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Notes": As defined in Section 4.06 of the
Indenture.

                  "Delinquent": Any Mortgage Loan, the Monthly Payment due on a Due Date with respect to which such monthly payment is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

                  "Depositor": Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation, or any successor in interest.

                  "Depository": The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

                  "Depository Agreement": With respect to any Book-Entry Notes, the agreement among the Issuer, the Indenture Trustee and the initial Depository, to be dated on or about the Closing Date.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to any Payment Date, the 10th day of the calendar month in which such Payment Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Issuer other than through an Independent Contractor; provided, however, that the Indenture Trustee (or the Servicer on behalf of the Indenture Trustee) shall not be considered to Directly Operate an REO Property solely because the Indenture Trustee (or the Servicer on behalf of the Indenture Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": A "disqualified organization" under Section 860E of the Code, which as of the Closing Date is any of: (i) the United States, any state or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in
Section 1381(a)(2)(C) of the Code, or (iv) any other Person so designated by the Indenture Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Indenture Trustee that the holding of an ownership interest in a Class R or Class R-4 Note by such Person may cause the Trust Estate or any Person having an ownership interest in any Class of Notes (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R or Class R-4 Note to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

                  "Due Date": With respect to each Mortgage Loan and any Payment Date, the day of the calendar month in which such Payment Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

                  "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1" (or the equivalent) by each of the Rating Agencies at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, the Issuer and to each Rating Agency, the Noteholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Notes as evidenced by a letter from each Rating Agency to the Indenture Trustee and the Issuer. Eligible Accounts may bear interest.

                  "Eligible Substitute Mortgage Loan": A mortgage loan substituted for a Defective Mortgage Loan pursuant to the terms of the Mortgage Loan Purchase Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding principal balance of the Defective Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than the Mortgage Rate of the Defective Mortgage Loan and not more than 1% in excess of the Mortgage Rate of such Defective Mortgage Loan, (iii) if an adjustable-rate Mortgage Loan, have a Maximum Loan Rate not less than the Maximum Loan Rate for the Defective Mortgage Loan, (iv) if an adjustable-rate Mortgage Loan, have a Minimum Loan Rate not less than the Minimum Loan Rate of the Defective Mortgage Loan, (v) if an adjustable-rate Mortgage Loan, have a Gross Margin equal to or greater than the Gross Margin of the Defective Mortgage Loan, (vi) if an adjustable-rate Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Defective Mortgage Loan, except in the case of any Mortgage Loan which has an Arrearage due to the application of any related forbearance plan with respect to such Mortgage Loan, an Eligible Substitute Mortgage Loan must have all Adjustment Dates occurring during the same Interest Accrual Period during which Adjustment Dates occur with respect to the substituted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan, (viii) be current as of the date of substitution, (ix) have a Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the Combined Loan-to-Value Ratio of the Defective Mortgage Loan as of such date, (x) have a risk grading determined by the Seller at least equal to the risk grading assigned on the Defective Mortgage Loan, (xi) have been reunderwritten by the Seller in accordance with the same underwriting criteria and guidelines as the Defective Mortgage Loan and (xii) conform to each representation and warranty set forth in the Mortgage Loan Purchase Agreement applicable to the Defective Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Defective Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Combined Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xii) hereof must be satisfied as to each Eligible Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA-Restricted Notes": Any of the Class IN, Class IX, Class IIN, Class IIX, Class R and Class R-4 Notes.

                  "Escrow Account": The account or accounts created and maintained pursuant to Section 3.06 of the Servicing Agreement.

                  "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

                  "Estate in Real Property": A fee simple estate in a parcel of real property.

                  "Event of Default": With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) a default by the Issuer in the payment of (a) the Accrued
         Note Interest, the Group I Principal Payment Amount or the Group II Principal Payment Amount or any Group I Overcollateralization Increase Amount or Group II Overcollateralization Increase Amount with respect to a Payment Date on such Payment Date, but only to the extent funds are available to make such payment as provided in the Indenture which remains unremedied for a period of five days; or

                  (ii) the failure by the Issuer on the Final Maturity Date to reduce the Note Balance of any Notes outstanding to zero; or

                  (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Voting Rights, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                  (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

                  "Excess Reserve Fund Account": The separate account, held in trust, created and maintained by the Indenture Trustee pursuant to Section 3.07 of the Indenture in the name of the Indenture Trustee for the benefit of the Class IA-1 and the Group I Mezzanine Noteholders and designated "U.S. Bank National Association in trust for registered Holders of C-BASS Mortgage Loan Asset-Backed Notes, Series 2001-CB4, Class IA-1 and Group I Mezzanine Notes." The Excess Reserve Fund Account is not an asset of any REMIC.

                  "Expenses": The meaning specified in Section 7.02 of the Trust Agreement.

                  "Expense Fee Rate": The sum of (i) the Indenture Trustee Fee Rate and (ii) the Servicing Fee Rate.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "FHA": The Federal Housing Administration, an agency within
HUD.

                  "FHA Approved Mortgagee": Those institutions which are approved by FHA to act as servicer and mortgagee of record pursuant to FHA Regulations.

                  "FHA Insurance Contract" or "FHA Insurance": The contractual obligation of FHA respecting the insurance of an FHA Loan pursuant to the National Housing Act, as amended.

                  "FHA Loan": A Mortgage Loan which is the subject of an FHA Insurance Contract as evidenced by a Mortgage Insurance Certificate.

                  "FHA Regulations": Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.

                  "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

                  "Fidelity Bond": Shall have the meaning assigned thereto in
Section 3.12 of the Servicing Agreement.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the Servicer pursuant to or as contemplated by
Section 3.01 of the Mortgage Loan Purchase Agreement or 8.07 of the Indenture), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Final Maturity Date": As to each Class of Notes, the Payment Date occurring in November 2033.

                  "Fitch": "Fitch, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

                  "FNMA":  Fannie Mae or any successor thereto.

                  "Foreclosure Price": The amount reasonably expected to be received from the sale of the related Mortgaged Property net of any expenses associated with foreclosure proceedings.

                  "Grant": Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Gross Margin": With respect to each adjustable-rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

                  "Group I Applied Realized Loss Amount": With respect to each Payment Date and the Group I Notes, the excess, if any, of (a) the aggregate of the Note Balances of the Class IA-1 Notes and the Group I Mezzanine Notes (after giving effect to all payments on such Payment Date) over (b) the aggregate Principal Balance of the Group I Mortgage Loans as of the end of the related Collection Period.

                  "Group I Extra Principal Payment Amount": As of any Payment Date with respect tot the Class IA-1 Notes and the Group I Mezzanine Notes, the lesser of (x) the Group I Monthly Excess Interest Amount for such Payment Date and (y) the Group I Overcollateralization Deficiency for such Payment Date.

                  "Group I Initial Overcollateralization Amount": $3,816,537.38.

                  "Group I Loan Balance": As of any date, the aggregate of the Principal Balances of all Mortgage Loans in Loan Group I as of such date.

                  "Group I Mezzanine Notes":The Class IM-1, Class IM-2 and Class IB-1 Notes.

                  "Group I Monthly Excess Cashflow Amount": With respect to the Group I Notes, the sum of the Group I Monthly Excess Interest Amount, the Group I Overcollateralization Release Amount and (without duplication) any portion of the Group I Principal Payment Amount remaining after principal payments on the Class IA-1 Notes and the Group I Mezzanine Notes.

                  "Group I Monthly Excess Interest Amount": With respect to each Payment Date and the Group I Notes, the amount, if any, by which the Interest Remittance Amount for the Group I Mortgage Loans for such Payment Date exceeds the aggregate amount paid on such Payment Date pursuant to I(i) through (v) under INTEREST PAYMENTS in Section 3.05 of the Indenture.

                  "Group I Mortgage Loan":  A Mortgage Loan in Loan Group I.

                  "Group I Notes": The Class IA-1 Notes, the Group I Mezzanine Notes and the Class IA-IO Notes.

                  "Group I Overcollateralization Amount":As of any Payment Date, the excess, if any, of (x) the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the immediately preceding Collection Period over (y) the aggregate Note Balances of the Class IA-1 Notes and the Group I Mezzanine Notes (after taking into account all payments of principal on such Payment Date).

                  "Group I Overcollateralization Deficiency": As of any Payment Date and the Group I Notes, the excess, if any, of (x) the Group I Targeted Overcollateralization Amount for such Payment Date over (y) the Group I Overcollateralization Amount for such Payment Date, calculated for this purpose after taking into account the reduction on such Payment Date of the Note Balances of the Class IA-1 Notes and the Group I Mezzanine Notes resulting from the payment of the Group I Principal Payment Amount (but not the Group I Extra Principal Payment Amount) on such Payment Date, but prior to taking into account any Group I Applied Realized Loss Amounts on such Payment Date.

                  "Group I Overcollateralization Release Amount": With respect to any Payment Date and the Group I Notes on or after the Group I Stepdown Date on which a Group I Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount relating to the Group I Mortgage Loans for such Payment Date and (y) the excess, if any, of (i) the Group I
Overcollateralization

Amount for such Payment Date, assuming that 100% of the Principal Remittance Amount relating to the Group I Mortgage Loans is applied as a principal payment on the Class IA-1 Notes and the Group I Mezzanine Notes on such Payment Date, over (ii) the Group I Targeted Overcollateralization Amount for such Payment Date. With respect to any Payment Date on which a Group I Trigger Event is in effect, the Group I Overcollateralization Release Amount will be zero.

                  "Group I Pool Cap": With respect to any Payment Date, the average of the Net Mortgage Rates of the Group I Mortgage Loans, weighted on the basis of their Principal Balances as of the first day of the related Collection Period (or, in the case of the first Payment Date, the Cut- Off Date).

                  "Group I Principal Payment Amount":As to any Payment Date and the Group I Notes, the sum of (i) the Principal Remittance Amount related to the Group I Mortgage Loans minus, for Payment Dates occurring on and after the Group I Stepdown Date and for which a Group I Trigger Event is not in effect, the Group I Overcollateralization Release Amount, if any, and (ii) the Group I Extra Principal Payment Amount, if any. On the Final Maturity Date or on the Payment Date immediately following the acceleration of the Group I Notes due to any Event of Default, the "Group I Principal Payment Amount" payable on each class of Notes will be an amount equal to the Note Balance thereof immediately prior to such Final Maturity Date or such Payment Date.

                  "Group I Realized Loss Amortization Amount": Any of the Class IA-1 Realized Loss Amortization Amount, the Class IM-1 Realized Loss Amortization Amount, the Class IM-2 Realized Loss Amortization Amount, the Class IB-1 Realized Loss Amortization Amount and the Class IN Realized Loss Amortization Amount.

                  "Group I Remaining Initial Overcollateralization Amount": As of any Payment Date and the Group I Notes, an amount equal to (a) the Group I Initial Overcollateralization Amount minus (b) the sum of (i) any Group I Overcollateralization Release Amounts paid and (ii) Realized Losses allocated to the REMIC 3 Regular Interests.

                  "Group I Senior Enhancement Percentage": For any Payment Date and the Group I Notes, the percentage obtained by dividing (x) the sum of (i) the aggregate Note Balances of the Group I Mezzanine Notes and (ii) the Group I Overcollateralization Amount, in each case after taking into account the payment of the Group I Principal Payment Amount on such Payment Date by (y) the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period.

                  "Group I Senior Specified Enhancement Percentage": On any date of determination thereof with respect to the Class IA-1 Notes, 20.00%.

                  "Group I Stepdown Date": With respect to the Group I Notes, the later to occur of (x) the earlier to occur of (A) the Payment Date in December 2004 and (B) the Payment Date on which the aggregate Note Balance of the Class IA-1 Notes is reduced to zero, and (y) the first Payment Date on which the Group I Senior Enhancement Percentage (after taking into account payments of principal on such Payment Date) is greater than or equal to the Group I Senior Specified Enhancement Percentage.

                  "Group I Subsequent Overcollateralization Amount": As of any Payment Date with respect to the Group I Notes, after the application of principal payments and Group I Applied Realized Loss Amounts, an amount equal to the excess, if any of (a) the Principal Balance of the Group I Mortgage Loans over (b) the sum of (i) the Note Balance of the Class IA-1, Class IM-1, Class IM-2 and Class IB-1 Notes and (ii) the Group I Remaining Initial Overcollateralization Amount.

                  "Group I Targeted Overcollateralization Amount": As of any Payment Date with respect to the Group I Notes, (x) prior to the Group I Stepdown Date, 1.50% of the initial Principal Balance of the Group I Mortgage Loans and (y) on and after the Group I Stepdown Date, the lesser of (i) 1.50% of the initial Principal Balance of the Group I Mortgage Loans and (ii) the greater of (A) 3.00% of the Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period and (B) 0.50% of the initial Principal Balance of the Group I Mortgage Loans.

                  "Group I Trigger Event": With respect to any Payment Date and the Group I Notes, if (i) the six-month rolling average of 60+ Day Delinquent Loans in Loan Group I divided by the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the calendar month preceding the related Payment Date equals or exceeds 45% of the Group I Senior Enhancement Percentage; provided, that if the Note Balance of the Class IA-1 Notes has been reduced to zero, a Group I Trigger Event will have occurred if the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 15% or (ii) the aggregate amount of Realized Losses on the Group I Mortgage Loans incurred since the Cut-Off Date through the last day of the related Collection Period divided by the initial Principal Balance of the Group I Mortgage Loans exceeds the applicable percentages set forth below with respect to such Payment Date:


            PAYMENT DATE OCCURRING IN                           PERCENTAGE
        December 2004 through November 2005                       3.00%
        December 2005 through November 2006                       3.75%
        December 2006 through November 2007                       4.25%
        December 2007 and thereafter                              4.75%

                  "Group I Unpaid Realized Loss Amount": For any Class IB-1, Class IM-1, Class IM- 2 and Class IA-1 Notes and as to any Payment Date, the excess of (x) the aggregate Group I Applied Realized Loss Amounts applied respect to such Class for all prior Payment Dates over (y) the aggregate Group I Realized Loss Amortization Amounts with respect to such Class for all prior Payment Dates.

                  "Group II Applied Realized Loss Amount": With respect to each Payment Date and the Group II Notes, the excess, if any, of (a) the aggregate of the Note Balances of the Class IIA-1 Notes and the Group II Mezzanine Notes (after giving effect to all payments on such Payment Date) over (b) the aggregate Principal Balance of the Group II Mortgage Loans as of the end of the related Collection Period.

                  "Group II Extra Principal Payment Amount": As of any Payment Date with respect tot the Class IIA-1 Notes and the Group II Mezzanine Notes, the lesser of (x) the Group II Monthly

Excess Interest Amount for such Payment Date and (y) the Group II
Overcollateralization Deficiency for such Payment Date.

                  "Group II Initial Overcollateralization Amount":
$3,921,232.53.

                  "Group II Loan Balance": As of any date, the aggregate of the Principal Balances of all Mortgage Loans in Loan Group II as of such date.

                  "Group II Mezzanine Notes":The Class IIM-1, Class IIM-2 and Class IIB-1 Notes.

                  "Group II Monthly Excess Cashflow Amount": With respect to the Group II Notes, the sum of the Group II Monthly Excess Interest Amount, the Group II Overcollateralization Release Amount and (without duplication) any portion of the Group II Principal Payment Amount remaining after principal payments on the Class IIA-1 Notes and the Group II Mezzanine Notes.

                  "Group II Monthly Excess Interest Amount": With respect to each Payment Date and the Group II Notes, the amount, if any, by which the Interest Remittance Amount for the Group I Mortgage Loans for such Payment Date exceeds the aggregate amount paid on such Payment Date pursuant to I(i) through
(v) under INTEREST PAYMENTS in Section 3.05 of the Indenture.

                  "Group II Mortgage Loan":  A Mortgage Loan in Loan Group II.

                  "Group II Notes": The Class IIA-1 Notes and the Group II Mezzanine Notes.

                  "Group II Overcollateralization Amount":As of any Payment Date, the excess, if any, of (x) the aggregate Principal Balance of the Group II Mortgage Loans as of the last day of the immediately preceding Collection Period over (y) the aggregate Note Balances of the Class IIA-1 Notes and the Group II Mezzanine Notes (after taking into account all payments of principal on such Payment Date).

                  "Group II Overcollateralization Deficiency": As of any Payment Date and the Group II Notes, the excess, if any, of (x) the Group II Targeted Overcollateralization Amount for such Payment Date over (y) the Group II Overcollateralization Amount for such Payment Date, calculated for this purpose after taking into account the reduction on such Payment Date of the Note Balances of the Class IIA-1 Notes and the Group II Mezzanine Notes resulting from the payment of the Group II Principal Payment Amount (but not the Group II Extra Principal Payment Amount) on such Payment Date, but prior to taking into account any Group II Applied Realized Loss Amounts on such Payment Date.

                  "Group II Overcollateralization Release Amount": With respect to any Payment Date and the Group II Notes on or after the Group II Stepdown Date on which a Group II Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount relating to the Group II Mortgage Loans for such Payment Date and (y) the excess, if any, of (i) the Group II Overcollateralization Amount for such Payment Date, assuming that 100% of the Principal Remittance Amount relating to the Group II Mortgage Loans is applied as a principal payment on the Class IIA-1 Notes and the Group II Mezzanine Notes on such Payment Date, over (ii) the Group II Targeted

Overcollateralization Amount for such Payment Date. With respect to any Payment Date on which a Group II Trigger Event is in effect, the Group II
Overcollateralization Release Amount will be zero.

                  "Group II Pool Cap": With respect to any Payment Date, the average of the Net Mortgage Rates of the Group II Mortgage Loans, weighted on the basis of their Principal Balances as of the first day of the related Collection Period (or, in the case of the first Payment Date, the Cut- Off
Date).

                  "Group II Principal Payment Amount":As to any Payment Date and the Group II Notes, the sum of (i) the Principal Remittance Amount related to the Group II Mortgage Loans minus, for Payment Dates occurring on and after the Group II Stepdown Date and for which a Group II Trigger Event is not in effect, the Group II Overcollateralization Release Amount, if any, and (ii) the Group II Extra Principal Payment Amount, if any. On the Final Maturity Date or on the Payment Date immediately following the acceleration of the Group II Notes due to any Event of Default, the "Group II Principal Payment Amount" payable on each class of Notes will be an amount equal to the Note Balance thereof immediately prior to such Final Maturity Date or such Payment Date.

                  "Group II Realized Loss Amortization Amount": Any of the Class IIA-1 Realized Loss Amortization Amount, the Class IIM-1 Realized Loss Amortization Amount, the Class IIM-2 Realized Loss Amortization Amount, the Class IIB-1 Realized Loss Amortization Amount and the Class IIN Realized Loss Amortization Amount.

                  "Group II Remaining Initial Overcollateralization Amount": As of any Payment Date and the Group II Notes, an amount equal to (a) the Group II Initial Overcollateralization Amount minus (b) the sum of (i) any Group II Overcollateralization Release Amounts paid and (ii) Realized Losses allocated to the Group II Notes.

                  "Group II Senior Enhancement Percentage": For any Payment Date and the Group II Notes, the percentage obtained by dividing (x) the sum of (i) the aggregate Note Balances of the Group II Mezzanine Notes and (ii) the Group II Overcollateralization Amount, in each case after taking into account the payment of the Group II Principal Payment Amount on such Payment Date by (y) the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period.

                  "Group II Senior Specified Enhancement Percentage": On any date of determination thereof with respect to the Class IIA-1 Notes, 70.00%.

                  "Group II Stepdown Date": With respect to the Group II Notes, the later to occur of (x) the earlier to occur of (A) the Payment Date in December 2004 and (B) the Payment Date on which the aggregate Note Balance of the Class IIA-1 Notes is reduced to zero, and (y) the first Payment Date on which the Group II Senior Enhancement Percentage (after taking into account payments of principal on such Payment Date) is greater than or equal to the Group II Senior Specified Enhancement Percentage.

                  "Group II Subsequent Overcollateralization Amount": As of any Payment Date with respect to the Group II Notes, after the application of principal payments and Group II Applied Realized Loss Amounts, an amount equal to the excess, if any of (a) the Principal Balance of the Group II Mortgage Loans over (b) the sum of (i) the Note Balance of the Class IIA-1 and Group II Mezzanine Notes and (ii) the Group II Remaining Initial Overcollateralization Amount.

                  "Group II Targeted Overcollateralization Amount": As of any Payment Date with respect to the Group II Notes, (x) prior to the Group II Stepdown Date, 12.50% of the initial Principal Balance of the Group II Mortgage Loans and (y) on and after the Group II Stepdown Date, the lesser of (i) 12.50% of the initial Principal Balance of the Group II Mortgage Loans and (ii) the greater of (A) 25.00% of the Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period and (B) the greater of (i) 0.50% of the initial Principal Balance of the Group II Mortgage Loans or (ii) the aggregate Principal Balance of the three Group II Mortgage Loans with the highest Principal Balance as of the Cut-off Date .

                  "Group II Trigger Event": With respect to any Payment Date and the Group II Notes, if (i) the six-month rolling average of 60+ Day Delinquent Loans in Loan Group II divided by the aggregate Principal Balance of the Group II Mortgage Loans as of the last day of the calendar month preceding the related Payment Date equals or exceeds 16% of the Group II Senior Enhancement Percentage; provided, that if the Note Balance of the Class IIA-1 Notes has been reduced to zero, a Group II Trigger Event will have occurred if the six-month rolling average of 60+ Day Delinquent Loans equals or exceeds 20% or (ii) the aggregate amount of Realized Losses on the Group II Mortgage Loans incurred since the Cut-Off Date through the last day of the related Collection Period divided by the initial Principal Balance of the Group II Mortgage Loans exceeds the applicable percentages set forth below with respect to such Payment Date:


              PAYMENT DATE OCCURRING IN                         PERCENTAGE
        December 2004 through November 2005                       16.00%
        December 2005 through November 2006                       18.00%
        December 2006 through November 2007                       20.00%
        December 2007 and thereafter                              22.00%

                  "Group II Unpaid Realized Loss Amount": For any Class IIB-1, Class IIM-1, Class IIM-2 and Class IIA-1 Notes and as to any Payment Date, the excess of (x) the aggregate Group II Applied Realized Loss Amounts applied respect to such Class for all prior Payment Dates over (y) the aggregate Group II Realized Loss Amortization Amounts with respect to such Class for all prior Payment Dates.

                  "HUD": The United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

                  "Indemnified Party": The meaning specified in Section 7.02 of the Trust Agreement.

                  "Indenture": The indenture, dated as of December 14, 2001, between the Issuer as debtor and the Indenture Trustee as Indenture Trustee.

                  "Indenture Trustee": U.S. Bank National Association, a national banking association, or any successor Indenture Trustee appointed as herein provided.

                  "Indenture Trustee Fee": With respect to any Payment Date, the product of (x) one- twelfth of the Indenture Trustee Fee Rate and (y) the aggregate of the Principal Balances of all Mortgage Loans as of the opening of business on the first day of the related Collection Period.

                  "Indenture Trustee Fee Rate": With respect to any Payment Date, 0.0075% per annum.

                  "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Issuer, the Depositor, the Servicer and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Issuer, the Depositor or the Servicer or any Affiliate thereof, and (iii) is not connected with the Issuer, the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, Indenture Trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Issuer, the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Issuer, the Depositor or the Servicer or any Affiliate thereof, as the case may be.

                  "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by the Issuer and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust Estate within the meaning of Section 856(d)(3) of the Code if the Trust Estate were a real estate investment trust (except that the ownership tests set forth in that Section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Notes), so long as the Trust Estate does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Estate is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Indenture Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Estate or the Issuer, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Index": With respect to each adjustable-rate Mortgage Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

                  "Ineligible Foreclosure Property Loan": Any Mortgage Loan listed on the Ineligible Foreclosure Property Loan Schedule as of the Closing Date and for which there is no written agreement modifying such Mortgagor's obligation to make payments under the Mortgage Loan.

                  "Ineligible Foreclosure Property Loan Schedule": The schedule, attached hereto as an Exhibit to the Mortgage Loan Purchase Agreement, of Ineligible Foreclosure Property Loans to be prepared by the Seller.

                  "Initial Certificates": The Certificates issued on the Closing Date, each evidencing undivided beneficial interests in the Issuer and executed by the Issuer.

                  "Initial Class IA-IO Notional Amount": With respect to any Class IA-IO Note, the amount designated "Initial Class IA-IO Notional Amount" on the face thereof.

                  "Initial Class IN Notional Amount": With respect to any Class IN Note, the amount designated "Initial Class IN Notional Amount" on the face thereof.

                  "Initial Class IIN Notional Amount": With respect to any Class IIN Note, the amount designated "Initial Class IIN Notional Amount" on the face thereof.

                  "Initial Note Balance": With respect to any Note of a Class other than a Class IA-IO, Class IN, Class IX, Class IIN, Class IIX Class R or Class R-4 Note, the amount designated "Initial Note Balance" on the face thereof.

                  "Initial Notional Amount": Either the Initial Class IN Notional Amount or the Initial Class IIN Notional Amount.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Interest Accrual Period": With respect to any Payment Date and each Class of Notes (other than the Class IA-IO Notes), the period from the preceding Payment Date to the day prior to the current Payment Date (or, in the case of the first Payment Date, the period from the Closing Date through December 25, 2001). With respect to any Payment Date and the Class IA-IO Notes, the period from and including the first day of each month preceding the month of the related Payment Date, commencing November 1, 2001, to and including the last day of such month.

                  "Interest Carry Forward Amount": For any Class of Notes (other than the Class IX, Class IIX, Class R or Class R-4 Notes) and any Payment Date, the sum of (a) the excess, if any, of the Accrued Note Interest and any Interest Carry Forward Amount for the prior Payment Date, over the amount in respect of interest actually paid on such Class on such prior Payment Date and (b) interest on such excess (except with respect to the Class IN Notes and Class II Notes) at the applicable Note Rate (x) with respect to the Class IA-IO Notes, on the basis of a 360-day year consisting of twelve 30-day months, and (y) with respect to all other Classes of Notes, for the actual number of days elapsed since the prior Payment Date and a 360-day year.

                  "Interest Percentage": With respect to any Class of Notes and any Payment Date, the ratio (expressed as a decimal carried to six places) of the Accrued Note Interest for such Class to the sum of the Accrued Note Interest for all Classes in the related Loan Group, in each case with respect to such Payment Date.

                  "Interest Remittance Amount": As of any Determination Date with respect to either Loan Group, the sum, without duplication, of (i) all interest due and collected or advanced with respect to the related Collection Period on the related Mortgage Loans (less the Servicing Fee, amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 of the Servicing Agreement and expenses reimbursable pursuant to Section 5.03 of the Servicing Agreement, the Indenture Trustee Fee and the PMI Insurer premium, if any), (ii) all Compensating Interest paid by the Servicer on such Determination Date with respect to the related Mortgage Loans and (iii) the portion of any payment in connection with any substitution, Purchase Price, Redemption Price or Net Liquidation Proceeds relating to interest with respect to the related Mortgage Loans received during the related Prepayment Period.

                  "Issuer": Salomon Mortgage Loan Trust, Series 2001-CB4, created by the Certificate of Trust pursuant to the Trust Agreement and the Original Trust Agreement.

                  "Issuer Request": A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any related Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent on a contractual basis for such Collection Period and not previously recovered.

                  "LIBOR": With respect to each Interest Accrual Period, the rate determined by the Indenture Trustee on the related LIBOR Determination Date on the basis of the offered rate for one- month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. If no such quotations are available on a LIBOR Determination Date, LIBOR for the related Interest Accrual Period will be established by the Indenture Trustee as follows:

                  (i) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%);

                  (ii) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Note Balances of the Class IA-1 Notes and the Mezzanine Notes; and

                  (iii) If no such quotations can be obtained, LIBOR for the related Interest Accrual Period shall be LIBOR for the prior Payment Date.

                  "LIBOR Business Day": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

                  "LIBOR Carryover Amount": If on any Payment Date, the Class IA-1 Note Rate, the Class IM-1 Note Rate, the Class IM-2 Note Rate, the Class IB-1 Note Rate, the Class IIA-1 Note Rate, the Class IIM-1 Note Rate, the Class IIM-2 Note Rate or the Class IIB-1 Note Rate is limited to the Group I Pool Cap or Group II Pool Cap, as applicable, the excess of (i) the amount of interest the such Class of Notes would have been entitled to receive on such Payment Date based on the applicable Note Rate had such Note Rate not been limited by the Group I Pool Cap or the Group II Pool Cap, as applicable, over (ii) the amount of interest such Class of Notes received on such Payment Date based on the Group I Pool Cap or Group II Pool Cap, as applicable, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable Note Rate).

                  "LIBOR Determination Date": With respect to the Class IA-1 Notes, the Group I Mezzanine Notes and the Group II Notes, (i) for the first Payment Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Payment Date, the second LIBOR Business Day prior to the immediately preceding Payment Date.

                  "Liquidated Mortgage Loan": As to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds and Insurance Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Estate by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 3.01 of the Mortgage Loan Purchase Agreement or Section 5.06 of the Servicing Agreement. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Estate by reason of its being sold or purchased pursuant to Section 3.13 or Section 5.06 of the Servicing Agreement.

                  "Liquidation Proceeds": The amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

                  "Liquidation Report": The report with respect to a Liquidated Mortgage Loan in such form and containing such information as is agreed to by the Servicer and the Indenture Trustee and substantially in the form of Exhibit G to the Indenture.

                  "Loan Group": Either Loan Group I or Loan Group II, as the context requires.

                  "Loan Group Balance": Either the Group I Loan Balance or the Group II Loan Balance, as applicable.

                  "Loan Group I": The pool of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group I.

                  "Loan Group II": The pool of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group II.

                  "Loan Guaranty Certificate": The certificate evidencing a VA Guaranty Agreement.

                  "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust Estate against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Schedule I to the Mortgage Loan Purchase Agreement.

                  "Majority Noteholders": The Holders of Notes evidencing at least 51% of the Voting Rights.

                  "Majority Class R Noteholders": The Holders of Class R Notes evidencing at least a 51% Percentage Interest in the Class R Notes.

                  "Majority Class R-4 Noteholders": The Holders of Class R-4 Notes evidencing at least a 51% Percentage Interest in the Class R-4 Notes.

                  "Maximum Loan Rate": With respect to each adjustable-rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Minimum Loan Rate": With respect to each adjustable-rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "Maximum Note Rate": With respect to the Group II Notes and any Payment Date, a fixed rate equal to 15.00% per annum.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.01 of the Servicing Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Services, Inc. and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.03 of the Indenture pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Indenture.

                  "Mortgage Insurance Certificate": The certificate evidencing an FHA Insurance Contract.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each fixed-rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-Off Date and (ii) in the case of each adjustable-rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-Off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-Off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Indenture Trustee pursuant to Section 2.03 of the Indenture as from time to time held as a part of the Trust Estate, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, dated as of December 14, 2001, regarding the transfer of the Mortgage Loans by the Seller to or at the direction of the Depositor.

                  "Mortgage Loan Schedule": As of any date (i) with respect to the Mortgage Loans, the list of such Mortgage Loans included in the Trust Estate on such date, separately identifying the Group I Mortgage Loans and the Group II Mortgage Loans, attached hereto as an exhibit to the Mortgage Loan Purchase Agreement. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

                  (1)      the Seller's Mortgage Loan identifying number;

                  (2)      the city, state, and zip code of the Mortgaged
         Property;

                  (3) the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property;

                  (4) the occupancy status of the Mortgaged Property at origination;

                  (5)      the original months to maturity;

                  (6)      the date of origination;

                  (7)      the first payment date;

                  (8)      the stated maturity date;

                  (9)      the stated remaining months to maturity;

                  (10)     the original principal amount of the Mortgage Loan;

                  (11) the Principal Balance of each Mortgage Loan as of the Cut-Off Date;

                  (12)     the Arrearage of the Mortgage Loan as of the Cut-Off
         Date;

                  (13) the Mortgage Rate of the Mortgage Loan as of the Cut-Off Date;

                  (14) the current principal and interest payment of the Mortgage Loan as of the Cut- Off Date;

                  (15)     the contractual interest paid to date of the Mortgage
         Loan;

                  (16) if the Mortgage Loan is not owner-financed, the Combined Loan-to-Value Ratio at origination;

                  (17) a code indicating the loan performance status of the Mortgage Loan as of the Cut-Off Date;

                  (18) a code indicating whether the Mortgage Loan is a Simple Interest Mortgage Loan or an Actuarial Mortgage Loan;

                  (19) a code indicating whether the Mortgaged Property is in bankruptcy or in its forbearance period as of the Cut-Off Date;

                  (20) a code indicating whether the Mortgage Loan is conventional, insured by the FHA or guaranteed by the VA;

                  (21) a code indicating the Index that is associated with such Mortgage Loan;

                  (22)     the Gross Margin;

                  (23)     the Periodic Rate Cap;

                  (24)     the Minimum Loan Rate;

                  (25)     the Maximum Loan Rate;

                  (26) a code indicating whether the Mortgage Loan has a prepayment penalty and the type of prepayment penalty;

                  (27) the first Adjustment Date immediately following the Cut-Off Date;

                  (28)     the rate adjustment frequency;

                  (29)     the payment adjustment frequency;

                  (30) a code indicating whether the Mortgage Loan is owner-financed; and

                  (31) a code indicating whether the Mortgage Loan is a first, second or third lien.

                  The Mortgage Loan Schedule shall set forth the following information, as of the Cut- Off Date, with respect to the Mortgage Loans in the aggregate and for each Loan Group: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of the Mortgage Loan Purchase Agreement. With respect to any Eligible Substitute Mortgage Loan, Cut-Off Date shall refer to the related Cut-Off Date for such Mortgage Loan, determined in accordance with the definition of Cut-Off Date herein.

                  "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on the Mortgage Loan Schedule from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling or multi-family dwelling.

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Most Senior Class": With respect to the Group I Notes, the Class IA-1 Notes and the Class IA-IO Notes, or after the Class IA-1 Notes and the Class IA-IO Notes have been paid in full, the Class IM-1 Notes, or after the Class IM-1 Notes have been paid in full, the Class IM-2 Notes, or after the Class IM-2 Notes have been paid in full, the Class IB-1 Notes, or after the Class IB-1 Notes have been paid in full, the Class IX Notes and Class IN Notes. With respect to the Group II Notes, the Class IIA-1 Notes, or after the Class IIA-1 Notes, the Class IIM-1 Notes, or after the Class IIM-1 Notes have been paid in full, the Class IIM-2 Notes, or after the Class IIM-2 Notes have been paid in full, the Class IIB-1 Notes, or after the Class IIB-1 Notes have been paid in full, the Class IIX Notes and Class IIN Notes.

                  "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

                  "Net Mortgage Rate": With respect to any Mortgage Loan, the Mortgage Rate borne by such Mortgage Loan minus the sum of the (i) Expense Fee Rate, (ii) the rate at which the PMI Insurer premium, if any, is calculated and
(iii) in the case of any Group I Mortgage Loan, interest paid on the Class IA-IO Notes, if any, expressed as a per annum rate based on the aggregate Principal Balance of the Group I Mortgage Loans.

                  "New Lease": Any lease of REO Property entered into on behalf of the Trust Estate, including any lease renewed or extended on behalf of the Trust Estate if the Trust Estate has the right to renegotiate the terms of such lease.

                  "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from Late Collections on such Mortgage Loan as provided herein.

                  "Non-U.S.  Person":  Any Person other than a U.S. Person.

                  "Notes": Any Group I Note, Group II Note, Class IX, Class IN, Class R, Class R-4, Class IIX or Class IIN Note.

                  "Note Custodian": Initially, U.S. Bank National Association; thereafter any other Note Custodian acceptable to the Depository and selected by the Indenture Trustee.

                  "Note Balance": With respect to any Class of Notes (other than the Class IA-IO, Class IN, Class IX, Class IIN, Class IIX, Class R and Class R-4 Notes) and any Payment Date, will be equal to the Original Class Note Balance reduced by the sum of (i) all amounts actually paid in respect of principal of such Class on all prior Payment Dates and (ii) Applied Realized Loss Amounts allocated thereto. The Class IA-IO, Class IN, Class IX, Class IIN, Class IIX, Class R and Class R-4 Notes do not have a Note Balance.

                  "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register, except that a Disqualified Organization or Non-U.S. Person shall not be a Holder of a Class R or Class R-4 Note for any purpose hereof.

                  "Note Owner": With respect to each Book-Entry Note, any beneficial owner thereof.

                  "Note Rate": Any of the Class IA-IO Note Rate, the Class IA-1 Note Rate, the Class IM-1 Note Rate, the Class IM-2 Note Rate, the Class IB-1 Note Rate, the Class IIA-1 Note Rate, the Class IIM-1 Note Rate, the Class IIM-2 Note Rate, the Class IIB-1 Note Rate, the Class IX/N Interest Note Rate, the Class IN Note Rate and the Class IIN Note Rate.

                  "Note Register" and "Note Registrar": The register maintained and registrar appointed pursuant to Section 4.02 of the Indenture.

                  "Notional Amount": The Class IA-IO Notional Amount, the Class IN Notional Amount, the Class IX/N Notional Amount or the Class IIN Notional Amount, as applicable.

                  "Offered Notes": The Class IA-IO, Class IA-1, Class IM-1, Class IM-2, Class IB-1, Class IIA-1, Class IIM-1 Notes, Class IIM-2 Notes and Class IIB-1 Notes.

                  "Officers' Certificate": A Certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Seller, the Indenture Trustee or the Depositor or an Authorized Officer of the Issuer.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Issuer, the Depositor or the Servicer except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  "Optional Redemption Date": The first Payment Date on which the Servicer may opt to purchase the Mortgage Loans in Loan Group I or Loan Group II pursuant to Section 5.06 of the Servicing Agreement.

                  "Original Class IA-IO Notional Amount": The Notional Amount of the Class IA-IO Notes on the Closing Date which shall equal the lesser of (i) $89,039,838 and (ii) the aggregate

Principal Balance of the Group I Mortgage Loans with Mortgage Rates in excess of 8.00% per annum.

                  "Original Class IN Notional Amount": The Notional Amount of the Class IN Notes on the Closing Date which shall be $13,500,000.00.

                  "Original Class IIN Notional Amount": The Notional Amount of the Class IIN Notes on the Closing Date which shall be $2,800,000.00.

                  "Original Class IX/N Notional Amount":  $254,399,537.28.

                  "Original Class Note Balance": With respect to each Class of Notes, the Note Balance thereof on the Closing Date, as set forth opposite such Class in Section 2.02 of the Indenture, except with respect to the Class IA-IO, Class IN, Class IX, Class IIN, Class IIX Class R and Class R-4 Notes, which have an Original Class Note Balance of zero.

                  "Original Trust Agreement": The Trust Agreement, dated as of December 11, 2001, between the Owner Trustee and the Depositor.

                  "Outstanding": With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under the Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Indenture Trustee for cancellation;

                  (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made; and
                  (iii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Note are held by a holder in due course.

                  "Owner Trust Estate": The corpus of the Issuer created by the Trust Agreement which consists of the Collateral.

                  "Owner Trustee": Wilmington Trust Company not in its individual capacity but solely as Owner Trustee of the Issuer, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

                  "Ownership Interest": As to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Paying Agent": Any paying agent appointed pursuant to Section
3.03 of the Indenture.

                  "Payment Account": The trust account or accounts created and maintained by the Indenture Trustee pursuant to Section 3.01 of the Indenture which shall be entitled "Payment Account, U.S. Bank National Association, as Indenture Trustee, in trust for the registered Holders of 2001-CB4 Trust, C-BASS Mortgage Loan Asset-Backed Notes, Series 2001-CB4" and which must be an Eligible Account.

                  "Payment Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December 2001.

                  "Percentage Interest": With respect to any Note (other than a Class IA-IO, Class IN, Class IX, Class IN, Class IX, Class R or Class R-4 Note), a fraction, expressed as a percentage, the numerator of which is the Initial Note Balance, as the case may be, represented by such Note and the denominator of which is the Original Class Note Balance of the related Class. With respect to a Class IA-IO, Class IN, or Class IIN Note, the undivided percentage interest obtained by dividing the Initial Notional Amount evidenced by such Note by the Original Class A-IO Note, the Original Class IN Note, or the Original Class IIN Notional Amount, as the case may be, of such Class. With respect to a Class IX, Class IIX, Class R or Class R-4 Note, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Note; provided, however, that the sum of all such percentages for each such Class, totals 100%.

                  "Periodic Rate Cap": With respect to each adjustable-rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Loan Rate or the Minimum Loan Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Issuer, the Depositor, the Servicer, the Indenture Trustee or any of their respective Affiliates or for which an Affiliate of the Indenture Trustee serves as an advisor:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and Moody's and the highest available rating category of Fitch and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                  (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by S&P and Fitch and A1 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (C) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds registered under the Investment Company Act of 1940 including funds managed or advised by the Indenture Trustee or an affiliate thereof having the highest rating category by the applicable Rating Agency; and

                  (vii) if previously confirmed in writing to the Indenture Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Notes;

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any transferee of a Residual Note other than a Disqualified Organization or a Non-U.S. Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pledge Administrator": The Person acting as pledge administrator and secured party under the Cap Contract Pledge Agreement, which initially shall be U.S. Bank National Association.

                  "Pool Balance": As of any date of determination, the aggregate Principal Balance of the Mortgage Loans.

                  "Prepayment Assumption": With respect to the Group I Mortgage Loans, 27% CPR and with respect to the Group II Mortgage Loans, 25% CPR, in each case as set forth in the Prospectus Supplement.

                  "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full that was applied by the Servicer to reduce the outstanding principal balance of such loan on a date preceding the related Due Date, an amount equal to interest at the applicable Mortgage Rate (net of the Servicing Fee Rate) on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period.

                  "Prepayment Period": With respect to any Payment Date, the calendar month preceding the month in which such Payment Date occurs.

                  "Primary Insurance Policy": Each policy of primary guaranty mortgage insurance issued by a Qualified Insurer in effect with respect to any Mortgage Loan, or any replacement policy therefor obtained by the Servicer pursuant to Section 3.08 of the Servicing Agreement.

                  "PMI Insurer": Mortgage Guaranty Insurance Corporation, a monoline private insurance company organized and created under the laws of the State of Wisconsin, or its successors in interest.

                  "Principal Balance": As to any Mortgage Loan and any day, other than a Liquidated Mortgage Loan, the related Cut-Off Date Principal Balance, minus all collections credited against the principal balance of any such Mortgage Loan and the principal portion of Advances plus, Deferred Interest, if any. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property minus any REO Principal Amortization received with respect thereto on or prior to such day.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Principal Remittance Amount": With respect to any Payment Date and either Loan Group, to the extent of funds available therefor, the sum (less amounts available for reimbursement of Advances and Servicing Advances pursuant to Section 3.05 and expenses reimbursable pursuant to Section 5.03 of the Servicing Agreement) of: (i) each payment of principal on a related Mortgage Loan due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, and any Advances with respect thereto,
(ii) all full and partial Principal Prepayments on the related Mortgage Loans received by the Servicer during the related Prepayment Period, (iii) the Net Liquidation Proceeds allocable to principal on the related Mortgage Loans actually collected by the Servicer during the related Prepayment Period, (iv) with respect to Defective Mortgage Loans in the related Loan Group repurchased with respect to such Prepayment Period, the portion of the Purchase Price allocable to principal, (v) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet paid and (vi) on the Payment Date on which the related Loan Group is to be terminated in accordance with Section 5.06 of the Indenture, that portion of the Redemption Price in respect of principal.

                  "Private Notes": Any of the Class IN, Class IX, Class IIN, Class IIX, Class R or Class R-4 Notes.

                  "Property Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are received by the Servicer and are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer's servicing procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Prospectus Supplement": That certain Prospectus Supplement dated December 12, 2001 relating to the public offering of the Offered Notes.

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 3.01 of the Mortgage Loan Purchase Agreement or 8.07 of the Indenture, and as confirmed by an Officers' Certificate from the Servicer to the Indenture Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as provided in Section 5.06 of the Servicing Agreement), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an Advance by the Servicer, which payment or Advance had as of the date of purchase been paid pursuant to Section 3.05 of the Indenture, through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, its fair market value, determined in good faith by the Servicer, (iii) any unreimbursed Servicing Advances and Advances and any unpaid Servicing Fees and Special Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.13 of the Servicing Agreement, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 3.01 of the Mortgage Loan Purchase Agreement, expenses reasonably incurred or to be incurred by the

Servicer or the Indenture Trustee in respect of the breach or defect giving rise to the purchase obligation.

                  "Qualified Insurer": Any insurance company acceptable to FNMA or FHLMC.

                  "Rate Payment": With respect to any Payment Date and the Group I Notes, the excess, if any, of Accrued Note Interest on a Class IA-IO, Class IA-1, Class IM-1, Class IM-2 or Class IB-1 Note over the amount of interest accrued for the same period with respect to the REMIC 3 Regular Interest with the same alphabetical or numeric Class designation, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable Note Rate for such Class of Notes).

                  "Rating Agency or Rating Agencies": Moody's, Fitch and S&P, or their respective successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Indenture Trustee and the Servicer.

                  "Realized Loss": With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Net Liquidation Proceeds applied to the principal balance of the related Mortgage Loan.

                  "Realized Loss Amortization Amount": Either the Group I Realized Loss Amortization Amount or the Group II Realized Loss Amortization Amount.

                  "Record Date": With respect to each Class of Offered Notes (other than the Class IA-IO Notes) and any Payment Date, the Business Day immediately preceding such Payment Date; provided, however, that if any Note becomes a Definitive Note, the Record Date for such Note shall be the last Business Day of the month immediately preceding the month in which the related Payment Date occurs. With respect to the Class IA-IO Notes and every other Class of Notes, the last Business Day of the month immediately preceding the month in which the related Payment Date occurs (or the Closing Date, in the case of the first Payment Date).

                  "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or the Indenture Trustee, (iii) whose quotations appear on the Telerate Page 3750 on the relevant LIBOR Determination Date and (iv) which have been designated as such by the Indenture Trustee; provided, however, that if fewer than two of such banks provide a LIBOR rate, then any leading banks selected by the Indenture Trustee which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

                  "Regular Note": Any of the Group I Notes, the Class IN Notes and the Class IX Notes.

                  "Related Documents": With respect to any Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents.

                  "Relief Act": The Soldiers' and Sailors Civil Relief Act of 1940, as amended.

                  "Relief Act Interest Shortfall": With respect to any Payment Date, for any Group I Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Collection Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Group I Mortgage Loan during such Collection Period is less than (ii) one month's interest on the Principal Balance of such Group I Mortgage Loan at the Mortgage Rate for such Group I Mortgage Loan before giving effect to the application of the Relief Act.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC 1 Regular Interests": The Class T-1A Interest and the Class T-1B Interest.

                  "REMIC 2 Regular Interests": The Class T2-Accrual Interest, Class T2-A-IO Interest, Class T2-A-1A Interest, Class T2-M-1 Interest, Class T2-M-2 Interest and Class T2-B-1 Interest.

                  "REMIC 3 Regular Interests": The Class IA-IO Notes, Class IA-1 Notes, Class IM-1 Notes, Class IM-2 Notes, Class IB-1 Notes and Class IT3-X/N Interest.

                  "REMIC 4 Regular Interest":  The Class IX/N Interest.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMIC Regular Interest": As defined in the Preliminary Statement.

                  "Remittance Report": A report prepared by the Servicer and delivered to the Indenture Trustee pursuant to Section 4.01 of the Servicing Agreement.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account": The account or accounts maintained by the Servicer in respect of an REO Property pursuant to Section 3.13 of the Servicing Agreement.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust Estate.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Redemption Price paid in connection with a purchase of all of the Mortgage Loans and

REO Properties pursuant to Section 5.06 of the Servicing Agreement that is allocable to such REO Property) or otherwise, net of any portion of such amounts
(i) payable pursuant to Section 3.13 of the Servicing Agreement in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.13 of the Servicing Agreement for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan.

                  "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Estate through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.13 of the Servicing Agreement.

                  "Re-performance Test": The following criteria one of which must be met for a Mortgage Loan to qualify as a Re-performing Mortgage Loan: (1) the Mortgagor has made at least three aggregate Monthly Payments in the three calendar months preceding the Cut-Off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to August 1,
2001), or (2) the Mortgagor has made at least four aggregate Monthly Payments in the four calendar months preceding the Cut-Off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to July 1, 2001), or (3) the Mortgagor has made at least five aggregate Monthly Payments in the five calendar months preceding the Cut-Off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to June 1, 2001).

                  "Re-performing Mortgage Loan": A Mortgage Loan which has defaulted in the past and which is at least 90 days Delinquent with respect to certain Monthly Payments but which satisfies one of the Re-Performance Test criteria.

                  "Request for Release": A release signed by a Servicing Officer, substantially in the form of Exhibit A to the Servicing Agreement.

                  "Required Excess Reserve Fund Balance": An amount initially equal to $5,000 and thereafter as calculated pursuant to Section 3.07 of the Indenture.

                  "Required Excess Reserve Fund Deposit": With respect to any Payment Date occurring between the Closing Date and the Payment Date on which the amount on deposit in the Excess Reserve Fund first equals the Required Excess Reserve Fund Balance, the amount, if any, by which (i) the Required Excess Reserve Fund Balance exceeds (ii) the amount on deposit in the Excess Reserve Fund immediately prior to such date.

                  "Residential Dwelling": Any one of the following: (i) a one-family dwelling, (ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a FNMA eligible condominium project, (iv) a one-family dwelling in a planned unit development, which is not a co-operative, or (v) a mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

                  "Residual Notes":  The Class R and the Class R-4 Notes.



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



                  "Residual Interest": The sole Class of "residual interests" in each REMIC within the meaning of Section 860G(a)(2) of the Code.

                  "Responsible Officer": When used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Indenture.

                  "S&P": Standard & Poor's Ratings Services and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized statistical rating organization" as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

                  "Seller": Credit-Based Asset Servicing and Securitization LLC, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

                  "Servicer": Litton Loan Servicing LP, a Delaware limited partnership, or any successor servicer appointed as herein provided, in its capacity as Servicer under the Servicing Agreement.

                  "Servicer Affiliate": A Person (i) controlling, controlled by or under common control with the Servicer or which is 50% or more owned by the Servicer and (ii) which is qualified to service residential mortgage loans.

                  "Servicer Event of Termination": One or more of the events described in Section 6.01 of the Servicing Agreement.

                  "Servicer Remittance Date": With respect to any Payment Date, one Business Day prior to such Payment Date.

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under Section 3.08 of the Servicing Agreement.

                  "Servicing Agreement": The agreement among the Servicer, the Indenture Trustee and the Issuer, dated as of December 14, 2001, regarding the servicing of the Mortgage Loans by the Servicer.

                  "Servicing Fee": With respect to each Mortgage Loan (including each REO Property) and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such


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



calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month.

                  "Servicing Fee Rate": With respect to each Group I Mortgage Loan, 0.50% per annum and with respect to each Group II Mortgage Loan, 0.75% per annum.

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Issuer, the Indenture Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "Servicing Rights Pledgee": One or more lenders, selected by the Servicer, to which the Servicer will pledge and assign all of its right, title and interest in, to and under the Servicing Agreement, including First Union National Bank, as the representative of certain lenders.

                  "Servicing Standard": Shall mean the standards set forth in
Section 3.01 of the Servicing Agreement.

                  "Simple Interest Method": The method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note, and the remainder of such payment is allocated to principal.

                  "Simple Interest Mortgage Loan": Any Mortgage Loan under which the portion of a payment allocable to interest and the portion of such payment allocable to principal is determined in accordance with the Simple Interest Method.

                  "Special Hazard Losses": Realized Losses that result from direct physical damage to Mortgaged Properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies.

                  "Special Servicing Fee": With respect to each Mortgage Loan (except a Re- performing Mortgage Loan and any second or third lien Mortgage
Loan) that is delinquent 90 or more days, $150 per month payable until the earlier of (i) 18 consecutive months and (ii) the Delinquency status of such Mortgage Loan has been reduced to less than 90 days.

                  "Startup Day": As defined in Section 10.01(b) of the
Indenture.

                  "Stayed Funds": Any payment required to be made under the terms of the Notes and the Servicing Agreement but which is not remitted by the Servicer because the Servicer is the subject


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



of a proceeding under the Bankruptcy Code and the making of such remittance is prohibited by Section 362 of the Bankruptcy Code.

                  "Substitution Adjustment Amount": As defined in Section 2.03 of the Servicing Agreement.

                  "Tax Matters Person": The tax matters person appointed pursuant to Section 10.01(e) of the Indenture.

                  "Tax Returns": The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Noteholders of the Group I Notes, the Class IX or Class IN Notes or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Telerate Page 3750": The display page currently so designated on the Bridge Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "Redemption Price": As defined in Section 5.06 of the Servicing Agreement.

                  "Trust Agreement": The Amended and Restated Trust Agreement, dated as of December 14, 2001, between the Owner Trustee and the Depositor.

                  "Trust Estate": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which four REMIC elections are to be made, such entire Trust Estate consisting of: (i) such Mortgage Loans as from time to time are subject to the Indenture, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Indenture Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Servicing Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) and all rights under the Servicing Agreement, (v) payments made under the Cap Contract and the Cap Contract Pledge and Administrative Agreement and (vi) the Collection Account, the Payment Account, the Excess Reserve Fund Account and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, the Trust Estate specifically excludes all payments and other collections of principal and interest representing Arrearage.

                  "Underwriters": Salomon Smith Barney Inc., Banc of America Securities LLC and , as underwriters with respect to the Offered Notes.



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



                  "United States Person" or "U.S. Person": (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) and in the case of a partnership to which any REMIC residual interest is being transferred, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes and required to be United States Persons or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

                  "VA": The United States Department of Veterans Affairs.

                  "VA Approved Lender": Those institutions which are approved by the VA to act as servicer and mortgagee of record pursuant to VA Regulations.

                  "VA Guaranty Agreements": With respect to a VA Loan, the agreements evidencing the guaranty of such Mortgage Loan by the VA.

                  "VA Loan":  A Mortgage Loan guaranteed by the VA.

                  "VA Regulations": Any and all regulations promulgated by the VA under the Servicemen's Readjustment Act of 1944, as amended.

                  "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan or the sale price, if the appraisal is not available; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, if any, and (ii) the sales price of the related Mortgaged Property.

                  "Voting Rights": The portion of the voting rights of all of the Notes which is allocated to any Note. With respect to each group of Notes, the Voting Rights allocated among Holders of the related Offered Notes (other than the Class IA-IO Notes) shall be 98%, and shall be allocated among each such Class according to the fraction, expressed as a percentage, the numerator of which is the aggregate Note Balance of all the Notes of such Class then outstanding and the denominator of which is the aggregate Note Balance of all the related Offered Notes (other than the Class IA-IO Notes) then outstanding. The Voting Rights allocated to each such Class of Notes shall be allocated among all holders of each such Class in proportion to the outstanding Note Balance of such Notes; provided, however, that any Note registered in the name of the Issuer, the Servicer, the Depositor or the Indenture Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights. The percentage of all the Voting Rights allocated among the Holders


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


of the Class IX, Class IN, Class IIN and Class IIX Notes shall be 2% respectively. The Class IA-IO, Class R and Class R-4 Notes shall have no Voting Rights.

                  "Weighted Average Net Mortgage Rate": The weighted average (based on Principal Balance as of the first day of the related Collection Period or, in the case of the first Payment Date, the Cut-off Date) of the Mortgage Rate of the Group I Mortgage Loans or Group II Mortgage Loans, as applicable, minus (i) the Expense Fee Rate and (ii) the rate at which the PMI Insurer premium, if any, is calculated, expressed as an annual rate and calculated on the basis of twelve months consisting of 30 days each and a 360 day year.




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